As filed with the U.S. Securities and Exchange Commission on
May 17, 2024
1933 Act File No. 333-277773
1940 Act File No. 811-23299

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ Pre-Effective Amendment No. 1
☐ Post-Effective Amendment No.
and
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐ Amendment No.

OFS CREDIT COMPANY, INC.
(Exact name of Registrant as specified in charter)

10 S. Wacker Drive, Suite 2500
Chicago, IL 60606
(Address of Principal Executive Offices)
(847) 734-2000
(Registrant’s telephone number, including Area Code)
Bilal Rashid
10 S. Wacker Drive, Suite 2500
Chicago, IL 60606
(Name and address of agent for service)

Copies of Communications to:

Cynthia M. Krus Dwaune L. Dupree Eversheds Sutherland (US) LLP 700 Sixth Street, NW, Suite 700 Washington, DC 20001 (202) 383-0100
Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.
☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☒ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box):
☒ when declared effective pursuant to Section 8(c) of the Securities Act.
If appropriate, check the following box:
☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:_____.
☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.
☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.
Check each box that appropriately characterizes the Registrant:
☒ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Company may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, Preliminary Prospectus Dated May 17, 2024

PRELIMINARY PROSPECTUS
$200,000,000
OFS CREDIT COMPANY, INC.
Common Stock
Preferred Stock
Subscription Rights
Debt Securities
OFS Credit Company, Inc., or the “Company,” is a non-diversified, externally managed closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” Our investment adviser is OFS Capital Management, LLC, which we refer to as “OFS Advisor.” Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal market conditions, we will invest at least 80% of our assets, or net assets plus borrowings, in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments, which include securities issued by other securitization vehicles, such as credit-linked notes and collateralized bond obligations, or “CBOs”, and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions (“80% Policy”). We define “credit” to consist primarily of the debt investments and instruments described in our 80% Policy. See “Business” and “Additional Investments and Techniques” in this Prospectus for the criteria used to select the investments outlined in our 80% Policy. The CLOs in which we invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. As part of the 80% Policy, we may also invest in other securities and instruments that are related to these investments or that OFS Advisor believes are consistent with our investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. Loan accumulation facilities are short-to-medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. See “Risk Factors—Risks Related to Our Investments—We are subject to risks associated with loan accumulation facilities.” Loan accumulation facilities typically incur leverage between three and six times prior to a CLO’s pricing. The CLO securities in which we primarily invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and subordinated debt securities in which we will invest are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies our risk of loss on such investments.
OFS Advisor is registered as an investment adviser with the SEC and, as of December 31, 2023, had approximately $4.0 billion of committed assets under management for investment in CLO securities and other investments. OFS Advisor manages our investments subject to the supervision of our board of directors, or “Board.”
We may offer, from time to time, up to $200,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock or debt securities, which we refer to, collectively, as our “securities,” in one or more public offerings or series, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. The preferred stock, subscription rights and debt securities offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus (this “Prospectus”).
In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share: (i) in connection with a rights offering to our existing stockholders; (ii) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders; or (iii) under such other circumstances as the Securities and Exchange Commission, or the “SEC,” may permit.
Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” in this Prospectus. We may not sell any of our securities through agents, underwriters or dealers without delivery of this Prospectus and a prospectus supplement describing the method and terms of the offering of such securities.
Our common stock is traded on The Nasdaq Capital Market under the symbol, “OCCI”. On May 13, 2024, the last reported sales price on The Nasdaq Capital Market for our common stock was $7.415 per share. Our 6.125% Series C Term Preferred Stock Due 2026 (the “Series C Term Preferred Stock”) is traded on The Nasdaq Capital Market under the ticker symbol “OCCIO”. On May 13, 2024, the last reported sales price on The Nasdaq Capital Market for our Series C Term Preferred Stock was $24.00 per share. Our 5.25% Series E Term Preferred Stock Due 2026 (the “Series E Term Preferred Stock”) is traded on The Nasdaq Capital Market under the ticker symbol “OCCIN”. On May 13, 2024, the last reported sales price on The Nasdaq Capital Market for our Series E Term Preferred Stock was $23.29 per share. We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share of our common stock as of January 31, 2024 was $7.68. On May 15, 2024, we announced that management’s unaudited estimate of the range of our net asset value per share of our common stock as of April 30, 2024 was between $7.29 and $7.39.
As of May 13, 2024, the aggregate market value of our common stock held by non-affiliates, or the public float, was approximately $112.8 million, which was calculated based on 15,213,222 shares of common stock held by non-affiliates and on a price per share of $7.415, the closing price of our common stock on May 13, 2024.
Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any securities, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page 23 of this prospectus.
This Prospectus and any accompanying prospectus supplement contains important information you should know before investing in our securities. Please read and retain this Prospectus and any accompanying prospectus supplement for future reference. This Prospectus, any accompanying prospectus supplement, and other materials containing additional information about us have been filed with the SEC. You may request a free copy of this Prospectus and any accompanying prospectus supplement, or any other information filed with the SEC, by calling 1 (800) SEC-0330 (toll-free) or by electronic mail at publicinfo@sec.gov. We file annual and semi-

annual stockholder reports, proxy statements and other information with the SEC. To obtain this information electronically, please visit our website (www.ofscreditcompany.com) or call 1 (847) 734-2000 (toll-free). We make our website content available for informational purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference into this Prospectus. You may also call this number to request additional information or to make other inquiries pertaining to us. You may also obtain a copy of any information regarding us filed with the SEC from the SEC’s website (www.sec.gov).
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This Prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement. This Prospectus and any accompanying prospectus supplement will together constitute the prospectus for an offering of the Company’s securities.
The date of this Prospectus is , 2024

OFS®, OFS Capital®, OFS Credit® and HPCI® are registered trademarks of Orchard First Source Asset Management, LLC. OFS Capital Management™ is a trademark of Orchard First Source Asset Management, LLC. All other trademarks or trade names referred to in this Prospectus are the property of their respective owners.

i

ABOUT THIS PROSPECTUS

This Prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings up to $200,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock or debt securities, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this Prospectus. This Prospectus provides you with a general description of the securities that we may offer. Each time we use this Prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this Prospectus. If there is any inconsistency between information in this Prospectus and any accompanying prospectus supplement, you should rely only on the information contained in the prospectus supplement. Please carefully read this Prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings “SEC Filing Information” in this Prospectus and “Risk Factors” in this Prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred you before you make an investment decision.
We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this Prospectus or in the documents we have incorporated by reference into this Prospectus. This Prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this Prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering.
This Prospectus may contain estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the section titled “Risk Factors” in this Prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred you that could cause results to differ materially from those expressed in these publications and reports.
This Prospectus includes summaries of certain provisions contained in some of the documents described in this Prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this Prospectus is a part, and you may obtain copies of those documents as described in the section titled “SEC Filing Information” in this Prospectus.
You should rely only on the information included or incorporated by reference in this Prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this Prospectus or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If anyone provides you with different or inconsistent information, you should not rely on it. This Prospectus, any applicable prospectus supplement and any free writing prospectus prepared by or on behalf of us or to which we have referred you do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information included or incorporated by reference in this Prospectus or any prospectus supplement or in any such free writing prospectus is accurate as of any date other than their respective dates.
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PROSPECTUS SUMMARY
This summary highlights some of the information in this Prospectus. It is not complete and may not contain all of the information that you may want to consider before making an investment decision. Throughout this Prospectus, we refer to OFS Credit Company, Inc. and any of its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” OFS Capital Management, LLC as “OFS Advisor” or the “Advisor;” and OFS Capital Services, LLC as “OFS Services” or the “Administrator.”
Overview
OFS Credit Company, Inc. is a non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. We were formed as a Delaware corporation on September 1, 2017. Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “U.S. Federal Income Tax Matters” in this Prospectus.
Under normal market conditions, we will invest at least 80% of our assets, or net assets plus borrowings, in floating rate credit-based instruments and other structured credit investments, including: (i) CLO debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments, which include securities issued by other securitization vehicles, such as credit-linked notes and collateralized bond obligations, or “CBOs”, and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions (“80% Policy”). The 80% Policy is not a fundamental policy of the Company and may be changed by our Board on 60 days’ notice to our stockholders. We define “credit” to consist primarily of the debt investments and instruments described in our 80% Policy. See “Business” and “Additional Investments and Techniques” in this Prospectus for the criteria used to select the investments outlined in our 80% Policy. The CLOs in which we invest or intend to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. As part of the 80% Policy, we may also invest in other securities and instruments that are related to these investments or that OFS Advisor believes are consistent with our investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. Loan accumulation facilities are short- to -medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. See “Risk Factors—Risks Related to Our Investments—We are subject to risks associated with loan accumulation facilities.” Loan accumulation facilities typically incur leverage between three and six times prior to a CLO’s pricing. The amount that we invest in these other securities and instruments may vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on OFS Advisor’s assessment of prevailing market conditions. The CLO securities in which we will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and subordinated debt securities in which we will invest are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies our risk of loss on such investments. These investment objectives are not fundamental policies of ours and may be changed by our Board on 60 days’ notice to our stockholders. See “Business” in this Prospectus.
The impact of current political, economic and industry conditions, including elevated interest and inflation rates, the ongoing war between Russia and Ukraine, the escalated armed conflict in the Middle East, instability in the U.S. and international banking systems, the risk of recession or a shutdown of U.S. government services, has disrupted, and may continue to disrupt, our business, our portfolio companies, our industry and the global economy. See “Risk Factors—Global economic, political and market conditions may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability.” We believe that the market for CLO-related assets continues to provide us with opportunities to generate attractive risk-adjusted returns over the long term.
When we acquire securities at the inception of a CLO in an originated transaction (i.e., the primary CLO market), we invest in CLO securities that OFS Advisor believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued around the same time. When we acquire existing CLO securities, we invest in CLO securities that OFS Advisor believes have the potential to generate attractive risk-adjusted returns.
We pursue a differentiated strategy within the CLO market focused on:
•proactive sourcing and identification of investment opportunities;
•utilization of a methodical and rigorous investment analysis and due diligence process both structurally and on a loan-level basis;
•utilization of OFS Advisor’s in-house CLO investment team and related investment processes to provide credit analysis of each underlying loan portfolio within the CLO securities;
•active involvement at the CLO structuring and formation stage, as appropriate; and

•taking stakes in CLO equity and subordinated debt tranches.
We believe that OFS Advisor’s longstanding presence within the CLO market and relationships with CLO collateral managers, its CLO structural expertise and its in-house CLO investment team will enable us to source and execute investments consistent with our investment objectives and provide investors with loan-level expertise and analysis. OFS Advisor may negotiate enhanced economics for us and any other accounts that may be co-investing in return for providing relative certainty of CLO equity placement, which is often the most difficult tranche to place. These enhanced returns may take the form of: (i) CLO management fee rebates; (ii) bank arrangement fee concessions; or (iii) other forms of economic enhancement.
When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence certain of the CLO’s key terms and conditions. Specifically, OFS Advisor believes that, although typically exercised only in limited circumstances, the protective rights associated with holding positions in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents of the CLO) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly, or we may benefit from the advantages of a majority position where both we and other accounts collectively hold a majority position. See “Business—Other Investment Techniques—Co-Investment with Affiliates” in this Prospectus.
We seek to construct a broad and varied portfolio of CLO securities, including with respect to:
•number of borrowers underlying each CLO;
•    industry type of a CLO’s underlying borrowers;
•    number and investment style of CLO collateral managers; and
•    CLO vintage period (i.e., year of origination).
OFS Advisor has a long-term oriented investment philosophy and seeks to invest primarily with a view to hold securities until maturity. However, on an ongoing basis, OFS Advisor actively monitors each investment and may sell positions if circumstances have changed from the time of investment or if OFS Advisor believes it is in our best interest to do so.
About OFS and OFS Advisor
OFS refers to the collective activities and operations of Orchard First Source Asset Management Holdings, LLC (“OFSAM Holdings”), a holding company comprised of asset management businesses and the parent company to Orchard First Source Asset Management, LLC (“OFSAM”), a full-service provider of capital and leveraged finance solutions to U.S. corporations and their direct and indirect subsidiaries, and certain affiliates. As of December 31, 2023, OFS had 51 full-time employees. OFS is headquartered in Chicago, Illinois and also has offices in New York, New York and Los Angeles, California.
Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments, collateral managers, and placement agents, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and a wholly-owned subsidiary of OFSAM. OFSAM is owned directly or indirectly by Richard Ressler, Bilal Rashid, and Jeffrey A. Cerny or related entities. For information concerning the beneficial ownership of shares of our common stock by OFSAM and its owners, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in our most recent Annual Proxy Statement.
Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory and Management Agreement by and between us and OFS Advisor (the “Investment Advisory Agreement”) and may be subject to conflicts of interest. OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee; see “Management—Management and Other Agreements—Investment Advisory Agreement” in this Prospectus. Our Board is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our Board is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.
OFSAM makes experienced investment professionals, all of whom are employees of OFSAM, available to OFS Advisor through an intercompany agreement with Orchard First Source Capital, Inc. (“OFSC”), OFSAM’s staffing subsidiary. Experienced investment professionals include investment professionals with reasonable industry experience who are responsible for making investment decisions, conducting research and analysis, and managing risks to achieve their clients’ financial goals. Roles and titles of such individuals include, but are not limited to, directors, associates and analysts who evaluate, structure, monitor and review investments of OFS Advisor and its clients, including the Company. These OFS personnel provide us with access to deal flow that OFS generates in the ordinary course of its businesses and committed members of OFS Advisor’s investment committee. As our investment adviser, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.

OFS Advisor capitalizes on the deal origination and sourcing, underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s investment professionals. The senior investment team of OFS, including Bilal Rashid, Jeff Cerny, Glen Ostrander and Kenneth A. Brown (collectively, the “Senior Investment Team”), provides services to OFS Advisor. These professionals have developed a broad network of contacts within the investment community, averaging over 25 years of investing experience, including structuring and investing in CLOs, as well as investing in assets that will constitute the underlying assets held by the CLOs in which we will invest. The members of the Senior Investment Team are our portfolio managers and are primarily responsible for the day-to-day management of the portfolio. See “Item 13. Portfolio Managers of Closed-End Management Investment Companies” in our most recent Annual Report on Form N-CSR for additional information regarding our portfolio managers.
OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to us and OFS Advisor is free to furnish similar services to other entities, including other funds affiliated with OFS Advisor, so long as its services to us are not impaired. OFS Advisor also serves as the investment adviser to various other funds, including OFS Capital Corporation (“OFS Capital”), a publicly-traded fund that has elected to be regulated as a business development company (“BDC”) under the 1940 Act, and Hancock Park Corporate Income, Inc. (“Hancock Park”), a non-traded BDC. OFS Advisor also provides advisory and sub-advisory services to various funds, including: (i) CMFT Securities Investments, LLC, a wholly owned subsidiary of CIM Real Estate Finance Trust, Inc., a corporation that qualifies as a real estate investment trust; and (ii) CIM Real Assets & Credit Fund (“CIM RACR”), an externally managed registered investment company that operates as an interval fund that invests primarily in a combination of real estate, credit and related investments.
We believe that the complementary, yet highly specialized, skill set of each member of the Senior Investment Team provides OFS Advisor with a competitive advantage in its CLO-focused investment strategy. See “Item 13. Portfolio Managers of Closed-End Management Investment Companies” in our most recent Annual Report on Form N-CSR.
Our Administrator
OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. OFS Services oversees our financial reporting as well as prepares our reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. OFS Services also manages the determination and publication of our net asset value, or “NAV”, and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions at cost, sometimes on a direct basis, without incremental profit to OFS Services.
CLO Overview
Our investments in CLOs are expected to be comprised primarily of investments in the equity tranches and, to a lesser extent, the subordinated debt tranches of CLOs. We intend to focus on securitization vehicles that pool portfolios of primarily below investment grade U.S. senior secured loans, which pools of underlying assets are often referred to as a CLO’s “collateral.” The vast majority of the portfolio of most CLOs consists of first lien senior secured loans, although the CLO collateral manager is typically able to invest up to approximately 10% of the portfolio in other assets, including second lien loans, unsecured loans, debtor-in-possession (“DIP”) loans and fixed rate loans.
CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and is subject to certain asset concentration limitations. Most CLOs are structured to allow for reinvestment of proceeds of repayments of assets over a specific period of time (typically four to five years). We intend to target cash flow CLOs, for which the terms and covenants of the structure are typically based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests. CLO payment provisions are detailed in a CLO’s indenture and are referred to as the “priority of payments” or “waterfall.”
A CLO funds the purchase of its investment portfolio through the issuance of CLO equity and debt instruments in the form of multiple, primarily floating-rate debt, tranches. The CLO debt tranches typically have a stated coupon and are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s Investor Service, Inc., S&P and/or Fitch, Inc. Unrated and below investment grade and unrated securities are sometimes referred to as “junk” securities. CLO debt tranches are not impacted by defaults and realized losses until total losses exceed the value of the equity tranche.
The CLO equity tranche, which is in the first loss position, is unrated and subordinated to the debt tranches and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO. The holders of CLO equity tranche interests are typically entitled to any cash reserves that form part of the structure when such reserves are permitted to be released. The CLO equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of the debt securities. Economically, the equity tranche benefits from the difference between the interest received from the investment portfolio and the interest paid to the holders of debt tranches of the CLO structure. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency.
Each tranche within a typical CLO has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying investment portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO also typically has the ability to call the debt tranches following a non-call period. Debt tranches of CLOs typically do not have the right to call the other CLO security tranches.
Generally, the loans underlying the CLOs in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, some of the loans underlying the CLOs in which we invest may be referred to as “covenant-lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their financial covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Typically, the indenture governing a CLO will permit only a certain percentage of the loans underlying a CLO to be "covenant lite." Accordingly, to the extent we are exposed to “covenant-lite” loans, we may have a greater risk of loss on such investments as compared to investments in, or exposure to, loans with financial maintenance covenants.
The CLO structure highlighted below is a hypothetical structure provided for illustrative purposes only and the structure of CLOs in which we will invest may vary substantially from the example set forth below. Please see “Business—CLO Overview” in this Prospectus for a more detailed description of a CLO’s typical structure and key terms and conditions.

CLOs generally do not face refinancing risk on the CLO debt since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically 5 – 8 years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 – 12 years from the date of issuance). In the current market environment, we expect investment opportunities in CLO equity to present more attractive risk-adjusted returns than CLO debt, although we expect to make investments in CLO debt and related investments, in certain cases, to complement the CLO equity investments that we make. As market conditions change, our investment focus may vary from time to time between CLO equity and CLO debt investments.
We believe that CLO equity has the following attractive fundamental attributes:
•    Potential for strong absolute and risk-adjusted returns: We believe that CLO equity offers the potential for attractive, risk-adjusted total returns compared to the returns experienced in the U.S. public equity markets.
•    Expected shorter duration high-yielding credit investment with the potential for high quarterly cash distributions: Relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life.
•    Expected protection against rising interest rates: Because a CLO’s asset portfolio is typically comprised primarily of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, we expect CLO equity to provide potential protection against rising interest rates whenever the Secured Overnight Financing Rate, or “SOFR,” exceeds the average minimum interest rate or “SOFR floor” on a CLO’s assets. However, CLO equity is still subject to other forms of interest rate risk.
•    Expected low-to-moderate correlation with fixed income and equity markets: Because CLO assets and liabilities are primarily floating rate, we expect CLO equity investments to have a low-to-moderate correlation with U.S. fixed income securities. In addition, because CLOs generally allow for the reinvestment of principal during the reinvestment period, regardless of the market price of the underlying collateral provided the CLO remains in compliance with its covenants, we expect CLO equity investments to have a low-to-moderate correlation with the U.S. public equity markets.
CLO securities are also subject to a number of risks as discussed elsewhere in this “Prospectus Summary” section, the “Summary Risk Factors” following this section, and in more detail in the “Risk Factors” section in this Prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.
Competitive Strengths and Core Competencies
We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:
•    OFS’s track record. OFS has actively managed CLOs for over 20 years and invested in approximately 11,000 loan transactions aggregating approximately $23 billion in credit investments through its investment vehicles.
• Deep management team experienced in investing in the senior secured loan market. We are managed by OFS Advisor, which has access to the resources and expertise of OFS’s investment professionals through a staffing agreement with OFSC. OFS Advisor and its affiliates currently manage five CLO vehicles and one pre-CLO loan accumulation facility. OFS Advisor has an experienced team of eleven people (with an average of over 15 years of experience investing in the leveraged loan market) that is dedicated to investing in senior secured loans and also has access to an internal database of information that OFS Advisor believes gives it access and insight into a credit universe it has established throughout its longstanding presence in the loan market.
• Specialist in CLO securities. Each member of the Senior Investment Team has been active in the CLO market for the majority of his career and brings a distinct and complementary skill set that OFS Advisor believes is necessary to achieve our investment objective. We believe that the combination of OFS Advisor’s longstanding presence in the CLO market, as well as relationships with CLO collateral managers will enable us to source and execute investments with attractive economics and terms relative to other CLO market opportunities.
•    Deep CLO structural experience and expertise. Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers. OFS Advisor believes that the initial structuring of a CLO is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures. In addition to analyzing CLO structural features and collateral managers, OFS Advisor can perform due diligence on the underlying loans within the CLOs, given its in-house expertise and relationships with numerous multi-national lenders and broker dealers.
•    Rigorous credit analysis and approval process. The objective of OFS Advisor’s investment process is to source, evaluate and execute investments in CLO securities and related investments that OFS Advisor believes have the potential to outperform the CLO market generally. This process, augmented by OFS Advisor’s first-hand experience as a CLO manager, is designed to be repeatable and is focused on key areas for analysis that OFS Advisor believes are most relevant to potential future performance. OFS Advisor believes that its investment and security selection process, its in-house loan investment team, along with its strong emphasis on analyzing the structure of the CLO, differentiates its approach to investing in CLO securities.
•    Alignment of Interests. Our fee structure includes an incentive fee component whereby we pay OFS Advisor an incentive fee only if our net income exceeds a hurdle rate.
Recent Developments
April 2024 Financial Update
On May 15, 2024, we announced that management’s unaudited estimate of the range of our net asset value (“NAV”) per share of our common stock as of April 30, 2024 is between $7.29 and $7.39. This estimate is not a comprehensive statement of our financial condition or results for the month ended April 30, 2024. This estimate did not undergo the Company’s typical quarter-end financial closing procedures. We advise you that the final determination of our NAV per share as of April 30, 2024, which will be reported in our Semi-Annual Report on Form N-CSRS, may differ from this estimate.
Our financial condition, including the fair value of our portfolio investments, and results of operations may be materially impacted after April 30, 2024 by circumstances and events that are not yet known. To the extent our portfolio investments are adversely impacted by elevated interest and inflation rates, the ongoing war between Russia and Ukraine, the escalated armed conflict in the Middle East, instability in the U.S. and international banking systems, the risk of recession or a shutdown of U.S. government services and related market volatility, or by other factors, we may experience a material adverse impact on our future net investment income, the underlying value of our investments, our financial condition and the financial condition of our portfolio investments.
The preliminary financial data included in this April 2024 Financial Update has been prepared by, and is the responsibility of our management. KPMG LLP has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto.
Declaration of Common Stock Distributions
On May 1, 2024, our board of directors declared monthly cash distributions of $0.105 per common share for common stockholders for each of the three months in the quarter ending July 31, 2024.
The following distribution schedule applies for common stockholders of record on the close of business of each specific record date:

Month	Record Date	Payment Date	Cash Distribution Per Share
May 2024	May 21, 2024	May 31, 2024	$0.105
June 2024	June 18, 2024	June 28, 2024	$0.105
July 2024	July 19, 2024	July 31, 2024	$0.105

Principal Risks of Investing in the Company
The value of our assets, as well as the market price of our securities, will fluctuate. Our investments should be considered risky, and you may lose all or part of your investment in us. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in our securities. An investment in our securities may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. We should be evaluated primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. We can offer no assurance that the returns on our investments will be commensurate with the risk of investment in us, nor can we provide any assurance that enough appropriate investments that meet our investment criteria will be available.
The following is a summary of certain principal risks of an investment in us. See “Risk Factors” in this Prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred you for a more complete discussion of the risks of investing in our securities, including certain risks not summarized below.
•    Fair Valuation of Our Portfolio Investments. Typically, there will not be a public market for the type of investments in which we invest. As a result, we will value these securities at least quarterly, or more frequently as may be required from time to time, at fair value. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments.
•    Key Personnel Risk. We are dependent upon the key personnel of OFS Advisor for our future success.
•    Conflicts of Interest Risk. Our executive officers and directors, and OFS Advisor and its officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. See “Conflicts of Interest.”
•    Incentive Fee Risk. Our incentive fee structure may incentivize OFS Advisor to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement and use leverage in a manner that adversely impacts our performance.
•    Tax Risks. If we fail to qualify for tax treatment as a RIC under the Code for any reason or become subject to U.S. federal income tax, the resulting U.S. federal income tax, imposed at corporate rates, could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
•    Distributions and Dividend Risk. We may reduce, defer or eliminate our distributions and choose to incur U.S. federal excise tax in order to preserve cash and maintain flexibility.
•    Stock Dividend Risk. We have declared, and may in the future declare, taxable dividends that are payable to our stockholders in cash or in shares of our common stock at the election of stockholders subject to a limitation on the total amount of cash that may be distributed. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.
•    Market Risks. The economic disruption and downturn in the capital markets and the credit markets resulting from elevated interest and inflation rates, the ongoing war between Russia and Ukraine, the escalated armed conflict in the Middle East, instability in the U.S. and international banking systems, the risk of recession or a shutdown of U.S. government services, may impair our ability to raise capital, the availability of suitable investment opportunities for us and may negatively affect our business.
•    Events Outside of our Control. Events outside of our control, including public health crises, have negatively affected and could continue to negatively affect our CLO investments and our results of operations.
•    Non-Diversification Risk. We are a non-diversified investment company under the 1940 Act and may hold a narrower range of investments than a diversified fund under the 1940 Act.
•    Leverage Risk. The use of leverage, whether directly or indirectly through investments such as CLO equity or subordinated debt securities that inherently involve leverage, may magnify our risk of loss. CLOs are typically highly leveraged (typically 9 – 13 times), and therefore the CLO equity of subordinated debt securities in which we invest or intend to invest are subject to a higher risk of loss since the use of leverage magnifies losses.
•    Risks of Investing in CLOs and Other Structured Finance Securities. CLO and structured finance securities present risks similar to other credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are typically governed by a complex series of legal documents and contracts, which increases the possibility of disputes over the interpretation and enforceability of such documents. For example, some documents governing the loans underlying our CLO investments may allow for “priming transactions,” in connection with which majority lenders or debtors can amend loan documents to the detriment of other lenders, amend loan documents in order to move collateral, or amend documents in order to facilitate capital outflow to other parties/subsidiaries in a capital structure, any of which may adversely affect the rights and security priority of the CLOs in which we are invested. In addition, a collateral manager or trustee of a CLO may not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also leveraged vehicles and are subject to leverage risk.
•    Risks of Investing in the Subordinated or Equity Tranche of CLOs. We may invest in the subordinated notes that comprise a CLO’s equity tranche, which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, CLO equity and subordinated notes generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes. The subordinated notes are not guaranteed by another party. Subordinated notes are subject to greater risk than the secured notes issued by the CLO. CLOs are typically highly levered, typically utilizing 9 – 13 times leverage, and therefore the CLO equity and subordinated debt securities in which we invest or intend to invest are subject to a higher risk of loss. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet our expectations.
•    First Loss Risk of CLO Equity and Subordinated Securities. CLO equity and subordinated debt securities that we may acquire are subordinated to more senior tranches of CLO debt. If a CLO breaches a covenant, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position. CLO equity and subordinated debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, we will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which we are invested.
•    CLO Rating Downgrade Risk. Ratings agencies have undergone, and may in the future undergo, reviews of CLO tranches and their broadly syndicated loans due to disruptions on the economic market. Such reviews have, in some cases, resulted in downgrades of broadly syndicated loans. Downgrades by rating agencies of broadly syndicated loans could adversely impact the financial performance of the CLO vehicles in which we have invested and their ability to pay equity distributions to the Company in the future.
•    High Yield Investment Risks. The CLO equity and subordinated debt securities that we will acquire are typically unrated or rated below investment grade and are therefore considered “high yield” or “junk” securities and are considered speculative with respect to timely payment of distributions or interest and reinvestment or repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically high yield investments that are below investment grade. Investing in CLO equity and subordinated debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance. High-yield investments, including collateral held by CLOs in which we invest, generally have limited liquidity. As a result, prices of high-yield investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decide to sell. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a thin trading market for such securities.
•    Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. Sufficient investment opportunities for our capital may not be available.
•    Interest Rate Risk. The price of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors, and may in turn adversely affect our cash flows and results of operations.
•    Credit Risk. If (1) a CLO in which we invest, (2) an underlying asset of any such CLO or (3) any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV and/or market price may be adversely impacted.
•    Prepayment Risk. The assets underlying the CLO securities in which we invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which we invest are subject to prepayment risk. If we or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, our investment performance will be adversely impacted.
•    Liquidity Risks. To the extent we invest in illiquid instruments, we would not be able to sell such investments at prices that reflect our assessment of their fair value or the amount paid for such investments by us. Specifically, the subordinated or equity tranche CLO securities we intend to acquire are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for subordinated notes. At times, there may be no market for subordinated notes, and we may not be able to sell or otherwise transfer subordinated notes at their fair value, or at all, in the event that we determine to sell them.
•    Counterparty Risks. We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses.
•    Loan Accumulation Facilities Risk. Investments in loan accumulation facilities, which acquire loans on an interim basis that are expected to form part of a CLO, may expose us to market, credit and leverage risks. In particular, in the event a planned CLO is not consummated, or the loans held in a loan accumulation facility are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses and other risks.
•    Currency Risk. Although we intend to primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Our investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.
•    Risks Related to an Investment in Our Securities.
◦Shares of closed-end management investment companies, including the Company, have in the past frequently traded at discounts to their net asset values and have traded at or near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. We cannot assure you that the market price of shares of our common stock will not decline below our net asset value per share.
◦Our common stock price may be volatile and may decrease substantially.
◦Any amounts that we use to service our preferred dividends, or that we use to redeem our preferred stock, will not be available for distributions to our common stockholders.
◦Our common stock is subject to a risk of subordination relative to holders of our debt instruments and holders of our preferred stock.
◦Holders of our preferred stock have the right to elect two members of our Board and class voting rights on certain matters.

Leverage
We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Since the completion of our IPO, we have incurred leverage in an amount of approximately 50% of our total assets (as determined immediately before the leverage is incurred), including through the issuance of the Series A Term Preferred Stock in March and April of 2019, the issuance of the Series B Term Preferred Stock in November of 2020, the issuance of the Series C Term Preferred Stock in April of 2021, the issuance of the Series D Term Preferred Stock in June 2021 and the issuance of the Series E Term Preferred Stock in December 2021. We currently anticipate incurring leverage in an amount between 33% and 40% of our total assets over the next twelve months of operations. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including our Series C Term Preferred Stock, Series D Term Preferred Stock, and Series E Term Preferred Stock), we are required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. See “Description of our Capital Stock—Preferred Stock” in this Prospectus. With respect to reverse repurchase agreements and similar transactions, we are required to comply with the conditions of Rule 18f-4 under the 1940 Act. See “Regulation as a Closed-End Management Investment Company—Senior Securities” in this Prospectus.
While we have incurred leverage since the completion of our IPO through the issuance of the Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock, Series D Term Preferred Stock and Series E Term Preferred Stock, we may use leverage opportunistically or not at all and may choose to increase or decrease our leverage from time to time. We may use different types or combinations of leveraging instruments at any time based on OFS Advisor’s assessment of market conditions and the investment environment, including forms of leverage other than preferred stocks and credit facilities. In addition, we may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by our stockholders, and our leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. See “Risk Factors—Risks Related to Our Investments—We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” in this Prospectus.
Operating and Regulatory Structure
We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we will be required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company” in this Prospectus. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. See “U.S. Federal Income Tax Matters” in this Prospectus.
Conflicts of Interest
Subject to certain 1940 Act restrictions on co-investments with affiliates, OFS Advisor will offer us the right to participate in investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with OFS Advisor’s allocation policy, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably over time with other entities managed by OFS Advisor and its affiliates.
To the extent that we compete with entities managed by OFS Advisor or any of its affiliates for a particular investment opportunity, OFS Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with: (i) its internal allocation policy; (ii) the requirements of the Advisers Act; and (iii) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. OFS Advisor’s allocation policy is intended to ensure that we may generally share fairly and equitably with other investment funds or other investment vehicles managed by OFS Advisor or its affiliates in investment opportunities that OFS Advisor determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that may be suitable for us and such other investment funds or other investment vehicles. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•    investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•    the status of tax restrictions and tests and other regulatory restrictions and tests;
•     risk and return profile of the investment vehicles;
•    suitability/priority of a particular investment for the investment vehicles;
•    if applicable, the targeted position size of the investment for the investment vehicles;
•    level of available cash for investment with respect to the investment vehicles;
•    total amount of funds committed to the investment vehicles; and
•    the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on exemptive relief from the SEC that permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor provided we comply with certain conditions (the “Order”), priority as to opportunities will generally be given to clients that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income covers its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. See “Related-Party Transactions and Certain Relationships” in our most recent Annual Proxy Statement.
Co-Investment with Affiliates. In certain instances, we may co-invest on a concurrent basis with other accounts managed by OFS Advisor or certain of its affiliates, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. On August 4, 2020, we received the Order from the SEC to permit us to co-invest in portfolio companies with certain other funds, including other registered investment companies and business development companies (“BDCs”), managed by OFS Advisor and certain of its affiliates (the “Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements, subject to compliance with certain conditions. The Order superseded a previous order that OFS Advisor and certain of the Affiliated Funds received on October 12, 2016, and provides us with greater flexibility to enter into co-investment transactions with Affiliated Funds. Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors makes certain conclusions in connection with a co-investment transaction, including that: (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned; and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. A copy of our application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.
In addition, we may file an application for an amendment to our existing Order to permit us to participate in follow-on investments in our existing portfolio companies with certain private funds that do not hold any investments in such existing portfolio companies. However, if filed, there is no guarantee that such application will be granted.
Conflicts Related to Purchases and Sales. Conflicts may arise when we make an investment in conjunction with an investment being made by another account managed by OFS Advisor or an affiliate of OFS Advisor (each, an “Affiliated Account”), or in a transaction where an Affiliated Account has already made an investment. Investment opportunities are, from time to time, appropriate for more than one account in the same, different or overlapping securities of a portfolio company’s capital structure. Conflicts arise in determining the terms of investments, particularly where these accounts may invest in different types of securities in a single portfolio company. Questions arise as to whether payment obligations and covenants should be enforced, modified or waived, or whether debt should be restructured, modified or refinanced.
We may invest in debt and other securities of companies in which Affiliated Accounts hold those same securities or different securities, including equity securities. In the event that such investments are made by us, our interests will at times conflict with the interests of such Affiliated Accounts, particularly in circumstances where the underlying company is facing financial distress. Decisions about what action should be taken, particularly in troubled situations, raise conflicts of interest, including, among other things, whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring. The involvement of Affiliated Accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors, including among us or Affiliated Accounts. In certain circumstances, we or an Affiliated Account may be prohibited from exercising voting or other rights and may be subject to claims by other creditors with respect to the subordination of their interest.
In the event that we or an Affiliated Account has a controlling or significantly influential position in a portfolio company, that account may have the ability to elect some or all of the board of directors of such a portfolio company, thereby controlling the policies and operations of such portfolio company, including the appointment of management, future issuances of securities, payment of dividends, incurrence of debt and entering into extraordinary transactions. In addition, a controlling account is likely to have the ability to determine, or influence, the outcome of operational matters and to cause, or prevent, a change in control of such company. Such management and operational decisions may, at times, be in direct conflict with other accounts that have invested in the same portfolio company that do not have the same level of control or influence over the portfolio company.
If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the accounts may or may not provide such additional capital, and if provided each account will supply such additional capital in such amounts, if any, as determined by OFS Advisor. In addition, a conflict arises in allocating an investment opportunity if the potential investment target could be acquired by us, an Affiliated Account, or a portfolio company of an Affiliated Account. Investments by more than one account of OFS Advisor or its affiliates in a portfolio company also raise the risk of using assets of an account of OFS Advisor or its affiliates to support positions taken by other accounts of OFS Advisor or its affiliates, or that an account may remain passive in a situation in which it is entitled to vote. In addition, there may be differences in timing of entry into, or exit from, a portfolio company for reasons such as differences in strategy, existing portfolio or liquidity needs, different account mandates or fund differences, or different securities being held. These variations in timing may be detrimental to us.
The application of our or an Affiliated Account’s governing documents and the policies and procedures of OFS Advisor are expected to vary based on the particular facts and circumstances surrounding each investment by two or more accounts, in particular when those accounts are in different classes of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure) and, as such, there may be a degree of variation and potential inconsistencies, in the manner in which potential or actual conflicts are addressed.
Our Structure
Our Corporate Information
Our principal executive offices are located at 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606, and our telephone number is (847) 734-2000. We maintain a website at www.ofscreditcompany.com. Information contained in our website is not incorporated by reference into this Prospectus, and you should not consider that information to be part of this Prospectus.

SUMMARY RISK FACTORS
The risk factors described below are a summary of the principal risk factors associated with an investment in the Company. These are not the only risks we face. You should carefully consider these risk factors and uncertainties, together with the risk factors set forth in “Risk Factors” and information included elsewhere in this prospectus, as well as any subsequent SEC filings, for a description of these and other risks. Risks involved in an investment in us include:
Risks Related to Our Business and Structure
•Our investment portfolio is recorded at fair value and OFS Advisor, which the Board designated as our “valuation designee,” determines the fair value of our investments in good faith pursuant to Rule 2a-5 under the 1940 Act. As a result, there will be uncertainty as to the value of our portfolio investments and the participation of OFS Advisor’s professionals in our valuation process could result in a conflict of interest.
•Our financial condition and results of operations depend on OFS Advisor’s ability to effectively manage and deploy capital.
•We are dependent upon OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFSAM and its affiliates.
•OFS Advisor and the Administrator each has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
•Our success will depend on the ability of OFS Advisor to attract and retain qualified personnel in a competitive environment.
•Our incentive fee structure may incentivize OFS Advisor to make certain investments, including speculative investments, use leverage when it may be unwise to do so, refrain from de-levering when it would otherwise be appropriate to do so, or include optimistic assumptions in the determination of net investment income.
•We may be obligated to pay OFS Advisor incentive compensation even if we incur a loss.
•We may pay an incentive fee on income we do not receive in cash.
•OFS Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.
•The Investment Advisory Agreement and the Administration Agreement were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
•Our Board may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.
•We will be subject to U.S. federal income tax at corporate rates if we are unable to maintain our tax treatment as a RIC.
•There is a risk that holders of our equity securities may not receive distributions or that our distributions may not grow or may be reduced over time.
•We may choose to pay distributions in our own common stock, in which case, our stockholders may be required to pay U.S. federal income tax in excess of the cash distributions they receive.
•We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
•Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance our growth and such capital may not be available on favorable terms or at all.
•Events outside of our control, including public health crises, elevated interest and inflation rates and significant market volatility, have negatively affected, and could continue to negatively affect, our CLO investments and our results of operations.
•Global economic, political and market conditions may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability.
•Adverse developments in the credit markets may impair our ability to secure debt financing.
•Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.
•We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.
•We may enter into reverse repurchase agreements, which are another form of leverage.
•Provisions of the Delaware General Corporation Law and our Amended and Restated Certificate of Incorporation and Bylaws could deter takeover attempts and have an adverse effect on the price of our securities.
•Increased geopolitical unrest, terrorist attacks, acts of war, global health emergencies or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.
•The impact of legal, tax and regulatory changes in the United States is uncertain and may directly affect financial institutions and the global economy.
•Our cash and cash equivalents could be adversely affected if the financial institutions in which we hold our cash and cash equivalents fail.

•Global climate change may impact the businesses in which we invest and harm our business, operating results and financial condition.
Risks Related to Our Investments
•Investing in senior secured loans indirectly through CLO securities involves particular risks.
•Our investments in CLO securities and other structured finance securities involve certain risks.
•Our investments in subordinated or equity CLO securities are more likely to suffer a loss of all or a portion of their value in the event of a default.
•Our portfolio of investments may lack diversification among CLO securities or underlying obligors, which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.
•Our portfolio is focused on CLO securities, and the CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.
•Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.
•Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.
•CLO investments involve complex documentation and accounting considerations, and as a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.
•The application of the risk retention rules to CLOs under Section 941 of the Dodd-Frank Act and other similar European Union and United Kingdom laws may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.
•Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.
•If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.
•Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.
•We and our investments are subject to interest rate risk.
•The lack of liquidity in our investments may adversely affect our business.
•We are subject to risks associated with defaults on an underlying asset held by a CLO.
•We are subject to risks associated with loan accumulation facilities.
•We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.
•We may be exposed to risks if we invest in the securities of new issuers.
•We and our investments may be subject to currency risk.
•We and our investments are subject to risks associated with non-U.S. investing.
•Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.
•A portion of our income and fees may not be qualifying income for purposes of the income source requirement.
•Downgrades by rating agencies of broadly syndicated loans could adversely impact the financial performance of the CLO vehicles in which we have invested and their ability to pay equity distributions to the Company in the future.
Risks Related to an Investment in Our Securities
•Our shares of common stock have traded at a discount from NAV and our Series C Term Preferred Stock and Series E Term Preferred Stock may not trade at favorable prices.
•The market price of our common stock may fluctuate and decrease significantly.
•We cannot assure you that we will be able to successfully deploy the proceeds of any offering conducted pursuant to this Prospectus within the timeframe we have contemplated.
•If we issue additional preferred stock, the NAV and market value of our common stock will likely become more volatile.
•Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, will not be available for distributions to our common stockholders.
•Our common stock is subject to a risk of subordination relative to holders of our debt instruments and holders of our preferred stock.
•Holders of any preferred stock we might issue would have the right to elect members of our Board and class voting rights on certain matters.
•You may not receive distributions or our distributions may decline or may not grow over time.

OFFERINGS
We may offer, from time to time, up to $200,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock or debt securities, which we refer to collectively, as our “securities,” in one or more public offerings or series, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. The preferred stock, subscription rights and debt securities offered hereby may be convertible or exchangeable into shares of our common stock.We will offer our securities at prices and on terms to be set forth in one or more supplements to this Prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue shares of our securities pursuant to this Prospectus at a price per share that is less than our net asset value per share: (i) in connection with a rights offering to our existing stockholders; (ii) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders; or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors—Risks Related to an Investment in Our Securities” in this Prospectus.
Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” in this Prospectus. We may not sell any of our securities through agents, underwriters or dealers without delivery of this Prospectus and a prospectus supplement describing the method and terms of the offering of such securities.
Set forth below is additional information regarding offerings of our securities:

Listing
Our common stock is traded on The Nasdaq Capital Market under the symbol “OCCI”. Our Series C Term Preferred Stock is traded on The Nasdaq Capital Market under the symbol “OCCIO”. Our Series E Term Preferred Stock is traded on The Nasdaq Capital Market under the symbol “OCCIN”.

Use of Proceeds
We intend to use substantially all of the net proceeds from the sale of our securities pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds” in this Prospectus.

Distributions
We intend to make regular monthly distributions in compliance with RIC requirements and consistent with the goal of maintaining distribution stability and satisfying the Company’s capital and liquidity needs. See “Risk Factors—Our cash distributions to common stockholders may change and a portion of our distributions to common stockholders may be a return of capital” in this Prospectus.
If our distributions exceed our investment company taxable income (“ICTI”) in a tax year, such excess will represent a return of capital, or nondividend distribution, to our stockholders. See “U.S. Federal Income Tax Matters” in this Prospectus. A return of capital distribution will generally not be taxable to our stockholders. However, a return of capital distribution will reduce a stockholder’s adjusted tax basis in our securities on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those securities are sold or otherwise disposed of. Additionally, in order to maintain a stable level of distributions, we may at times pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. Subject to market conditions, dividend and capital gains distributions may be used to purchase additional Shares pursuant to an automatic dividend reinvestment plan, as summarized below. However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to our stockholders whether they are reinvested in our shares of common stock or received in cash. See “Plan of Distribution” and “Dividend Reinvestment Plan” in this Prospectus.

GAAP earnings are based on the effective yields derived from estimated cash flows from the CLO equity securities without regard to timing of income recognition for tax purposes, which may cause our GAAP earnings to diverge from our ICTI. See “Risk Factors—Risks Related to Our Investments—CLO investments involve complex documentation and accounting considerations, and as a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.” in this Prospectus.

Leverage
We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Since the completion of our IPO, we have incurred leverage in an amount of approximately 50% of our net assets (as determined immediately before the leverage is incurred). We may further increase our leverage through entry into a credit facility or other leveraging instruments. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities that are stocks (i.e., shares of preferred stock, including our Series C Term Preferred Stock, Series D Term Preferred Stock and Series E Term Preferred Stock), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to reverse repurchase agreements and similar transactions, we are required to comply with the conditions of Rule 18f-4 under the 1940 Act. See “Regulation as a Closed-End Management Investment Company—Senior Securities” in this Prospectus.

Investment Advisory Agreement
OFS Advisor manages our investments, subject to the supervision of the Board, pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, OFS Advisor and its related persons are entitled to indemnification from us for any damages, liabilities, costs and expenses arising from the services rendered by OFS Advisor under the Investment Advisory Agreement or otherwise as our investment adviser. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in our most recent Annual Report on Form N-CSR and in our most recent Semi-Annual Report on Form N-CSRS.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by us without penalty upon not less than 60 days’ written notice to OFS Advisor and by OFS Advisor upon not less than 60 days’ written notice to us. See “Management—Management and Other Agreements” in this Prospectus.

Management Fee and Incentive Fee
We pay OFS Advisor a fee for its services under the Investment Advisory Agreement consisting of two components - a base management fee and an incentive fee.
Base management fee. The base management fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of our “Total Equity Base.” “Total Equity Base” is defined as the NAV of shares of our common stock and the paid-in capital of our preferred stock, if any. The base management fee is paid by our holders of common stock and is not paid by holders of preferred stock, if any, or the holders of any other types of securities that we may issue. Because no part of the base management fee is based on funds borrowed by us, the base management fee will not increase when we borrow funds. However, the base management fee will increase if we issue preferred stock.
Incentive fee.  The incentive fee is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” of 2.00% of our NAV (8.00% annualized) and a “catch up” feature. The amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer. See “Management—Management Fee and Incentive Fee” in this Prospectus. No incentive fee is payable to OFS Advisor on capital gains, whether realized or unrealized.

Other Expenses
The investment team of OFS Advisor, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by OFS Advisor. We bear all other costs and expenses of our operations and transactions. See “Fees and Expenses” in this Prospectus.

Administration Agreement
OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. OFS Services performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we pay the fees associated with such functions at cost without incremental profit to OFS Services. See “Related-Party Transactions and Certain Relationships—Administration Agreement” in our most recent Annual Proxy Statement.

License Agreement
We have entered into a trademark license agreement with OFSAM, which we refer to as the “License Agreement,” pursuant to which OFSAM has agreed to grant us a non-exclusive license to use the “OFS” name and logo. See “Related-Party Transactions and Certain Relationships—License Agreement” in our most recent Annual Proxy Statement.

Taxation
We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that we receive from our portfolio investments and timely distribute to our holders of our common stock. To qualify as a RIC and maintain our RIC treatment, we must meet specific source-of-income and asset diversification requirements and distribute in each of our taxable years at least the sum of 90% of our ICTI, which is generally net ordinary taxable income plus our net realized short-term capital gains in excess of net realized long-term capital losses and 90% of our net tax-exempt interest, if any, to holders of our preferred and common stock. If, in any year, we fail to qualify for tax treatment as a RIC under U.S. federal income tax laws, we would be subject to U.S. federal income tax, imposed at corporate rates. In such circumstances, we could be required to recognize unrealized net built-in gains, pay substantial taxes and make substantial distributions before re-qualifying for tax treatment as a RIC. See “U.S. Federal Income Tax Matters” in this Prospectus.

Available Information
We are required to file periodic reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at http://www.sec.gov. This information is also available free of charge by contacting us at OFS Credit Company, Inc., Attention: Investor Relations, by telephone at 1 (847) 734-2000, or on our website at www.ofscreditcompany.com.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly as a stockholder. The expenses shown in the table under “Estimated Annual Expenses” are based on estimated amounts for the next twelve months of operations. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.

Stockholder Transaction Expenses (as a percentage of the offering price)
Sales load(1)	—
Offering expenses borne by the Company(2)	—
Dividend reinvestment plan expenses(3)	$15.00
Total stockholder transaction expenses	—
Estimated Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee(4)	2.48%
Incentive fees payable under our investment advisory agreement (20% of Pre-Incentive Fee Net Investment Income, subject to hurdle)(5)	3.46%
Interest payments on borrowed funds(6)	3.40%
Other expenses(7)	2.35%
Total annual expenses(8)	11.69%
(1)     In the event that the securities to which this Prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” below will be updated accordingly.
(2)     The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses as a percentage of the offering price.
(3)     The expenses of the dividend reinvestment plan are included in “other expenses.” The plan administrator’s fees are paid by us. There are no brokerage charges or other charges to stockholders who participate in the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. See “Item 1. Report to Stockholders—Dividend Reinvestment Plan” in our most recent Annual Report on Form N-CSR and in our most recent Semi-Annual Report on Form N-CSRS.
(4)    We have agreed to pay OFS Advisor as compensation under the Investment Advisory Agreement a base management fee at an annual rate of 1.75% of our Total Equity Base, which means the NAV of shares of our common stock and the paid-in capital of our preferred stock, if any. These management fees are paid by our stockholders and are not paid by the holders of preferred stock, or the holders of any other types of securities that we may issue. While we currently expect to incur leverage in the amount of approximately 33% to 40% of our total assets (i.e., $0.33 to $0.40 of leverage for every $1 of equity) over the next 12 months of operations, the type (i.e., preferred stock, bank debt, etc.) and timing of debt to be issued over the next 12 months of operations has not been determined, and may not occur. Accordingly, the base management fee has been estimated assuming that the base management fee remains consistent with the base management fee incurred for the year ended October 31, 2023. See “Management—Management Fee and Incentive Fee.”
(5)    We have agreed to pay OFS Advisor as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a quarterly preferred return, or hurdle, of 2.00% of our NAV (8.00% annualized) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash. No incentive fee is payable to OFS Advisor on realized capital gains. The incentive fee is paid to OFS Advisor as follows:
•no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV;
•100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide OFS Advisor with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if Pre-Incentive Fee Net Investment Income meets or exceeds 2.50% of our NAV in any calendar quarter; and

•20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV in any calendar quarter (10.00% annualized) is payable to OFS Advisor (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to OFS Advisor).
Incentive fees in the table above assume that incentive fees we incur during the next twelve months remain consistent with the actual incentive fees incurred by us during the year ended October 31, 2023. Actual portfolio yields, which directly impact incentive fees, may significantly differ in the future. See “Management—Management Fee and Incentive Fee.”
(6)    “Interest payments on borrowed funds” represents the aggregate dividends paid and accrued on our preferred stock during the year ended October 31, 2023. It also includes amortization of deferred underwriting discounts, commissions, and offering expenses related to our outstanding preferred stock. We may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of preferred stock and other structures and instruments, in significant amounts and on terms that OFS Advisor and our Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in CLO structures in which we invest or intend to invest or in derivative instruments in which we may invest. Our borrowing costs would increase in the event that we were to borrow additional money. In the event that we were to issue additional shares of preferred stock, the base management fee as a percentage of our net assets attributable to common stock would increase.
(7)    “Other expenses” assumes that other expenses we incur during the next twelve months remain consistent with the actual amounts incurred during the year ended October 31, 2023. “Other expenses” includes our overhead expenses, including services under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by OFS Capital Services LLC, our administrator and an affiliate of OFS Advisor. “Other expenses” also includes ongoing administrative expenses to our independent accountants, legal counsel and compensation of independent directors.
(8)    “Total annual expenses” is presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock will bear all of our fees and expenses, all of which are included in this fee table presentation. The indirect expenses that will be associated with our CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then our total annual expenses would have been 23.77%.
Example
The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would maintain the leverage as set forth above and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Year	5 Year	10 Year
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$81	$235	$379	$701

*The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown.  While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, and is therefore not included in the example. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. On June 1, 2023, our Board adopted a change to our dividend reinvestment plan so that common stockholders who affirmatively arrange to participate in our dividend reinvestment plan through their broker or financial intermediary (who may be capable of facilitating such participation) or directly through our transfer agent, may receive a number of shares based on 95% of the market price per share of common stock at the close of regular trading on The Nasdaq Capital Market on the valuation date fixed by the Board for such distribution (i.e., the payment date), providing a 5% discount to the market price. See “Item 1. Report to Stockholders—Dividend Reinvestment Plan” in our most recent Annual Report on Form N-CSR and in our most recent Semi-Annual Report on Form N-CSRS for additional information regarding our dividend reinvestment plan.

FINANCIAL HIGHLIGHTS
The information contained under the heading “Item 1. Report to Stockholders—Notes to Financial Statements—Note 8” in our most recent Annual Report on Form N-CSR and in our most recent Semi-Annual Report on Form N-CSRS is incorporated herein by reference.

RESULTS OF OPERATIONS
The information contained under the heading “Item 1. Report to Stockholders—Notes to Financial Statements” in our most recent Annual Report on Form N-CSR and in our most recent Semi-Annual Report on Form N-CSRS is incorporated herein by reference.

RISK FACTORS
Investing in our securities involves a number of significant risks. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the section titled “Item 1. Report to Stockholders—Summary Risk Factors” in our most recent Annual Report on Form N-CSR and in our most recent Semi-Annual Report on Form N-CSRS, which are incorporated by reference into this Prospectus in their entirety, together with other information in this Prospectus, the documents incorporated by reference, and any free writing prospectus that we may authorize for use in connection with this offering. The risks described in these documents are not the only risks we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, revenue, and future prospects could be seriously harmed. This could cause our NAV and the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Special Note Regarding Forward-Looking Statements” in this Prospectus.
Risks Related to Our Business and Structure
Our investment portfolio is recorded at fair value and OFS Advisor, our “valuation designee,” determines the fair value of our investments in good faith pursuant to Rule 2a-5 under the 1940 Act. As a result, there will be uncertainty as to the value of our portfolio investments, and the participation of OFS Advisor’s professionals in our valuation process could result in a conflict of interest.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with a written valuation policy approved by our Board. In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which establishes requirements for good faith determinations of fair value, permits a fund to designate a valuation designee to perform fair value determinations, and addresses both the board’s and the valuation designee’s roles and responsibilities relating to fair valuation. On September 7, 2022, pursuant to Rule 2a-5, our Board designated OFS Advisor as the valuation designee to perform fair value determinations relating to our investments.
Typically, there is no public market for the type of investments we intend to target. As a result, OFS Advisor will determine the fair value of these securities at least quarterly, in good faith, and, as a result, there may be uncertainty as to the value of our portfolio investments.
The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are, to a significant degree, subjective and dependent on a valuation process undertaken by OFS Advisor and approved and overseen by our Board. Certain factors that may be considered in determining the fair value of our investments include non-binding indicative bids and the number of trades (and the size and timing of each trade) in an investment. Valuation of certain investments will also be based, in part, upon third party valuation models which consider various unobservable inputs. Investors should be aware that the models, information and/or underlying assumptions utilized by OFS Advisor or such models will not always allow OFS Advisor to correctly capture the fair value of an asset. Because such valuations, and particularly valuations of securities, like those we hold that are not publicly traded, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. OFS Advisor’s determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. OFS Advisor’s determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments.
The participation of OFS Advisor’s professionals in our valuation process could also result in a conflict of interest since OFS Advisor’s management fee is based, in part, on our “Total Equity Base”, defined as the sum of the NAV of our common stock and the paid-in capital of our preferred stock.
Our financial condition and results of operations depend on OFS Advisor’s ability to effectively manage and deploy capital.
Our ability to achieve our investment objectives depends on OFS Advisor’s ability to effectively manage and deploy capital, which depends, in turn, on OFS Advisor’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.
Accomplishing our investment objectives on a cost-effective basis is largely a function of OFS Advisor’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this Prospectus, it could adversely impact our ability to pay dividends. In addition, because the trading methods employed by OFS Advisor on our behalf are proprietary, stockholders will not be able to determine details of such methods or whether they are being followed.
We are dependent upon OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFSAM and its affiliates.
OFS Advisor is a wholly owned subsidiary of OFSAM, has no employees and depends upon access to the investment professionals and other resources of OFSC and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. OFS Advisor also depends upon OFSC to obtain access to deal flow generated by the professionals of OFSC and its affiliates. Under a staffing agreement between OFSC and OFS Advisor, OFSC has agreed to provide OFS Advisor with the following services to enable OFS Advisor to undertake and perform its business activities as an investment adviser: (i) the provision of staff necessary to meet all staffing requirements, including making available experienced investment professionals and access to the senior investment personnel of OFSC and its affiliates; and (ii) the services of certain named members of the investment committee of OFS Advisor. Experienced investment professionals include investment professionals with reasonable industry experience who are responsible for making investment decisions, conducting research and analysis, and managing risks to achieve their clients’ financial goals. Roles and titles of such individuals include, but are not limited to, directors, associates and analysts who evaluate, structure, monitor and review investments of OFS Advisor and its clients, including the Company. Senior investment personnel include investment professionals that have developed a broad network of contacts within the investment community and that have an average of over 25 years of investing experience, including experience with structuring and investing in CLOs, as well as investing in assets that constitute the underlying assets held by typical CLOs in which the Company will invest. Roles and titles of such individuals include president, chief executive officer, chief financial officer, senior managing director and managing director. To manage potential conflicts of interest that may arise as a result of the staffing agreement, OFS Advisor and its clients, including the Company, have jointly adopted a Code of Ethics that is designed to address potential conflicts of interest and establishes applicable policies, guidelines and procedures that promote ethical practices and conduct by all personnel of OFS Advisor and OFSC and prevent violations of applicable laws, including the Advisers Act and the 1940 Act.
The staffing agreement also provides for: (i) the identification of investment opportunities for OFS Advisor and its clients, and its affiliates and structured finance vehicles; (ii) evaluation (investment and credit analysis), structuring, monitoring and review of investments of OFS Advisor and its clients, and its affiliates and structured finance vehicles, and the negotiation and closing of investment transactions on behalf of OFS Advisor and its clients, and its affiliates and structured finance vehicles; (iii) legal, compliance and accounting functions; (iv) all other functions and duties of OFS Advisor and its affiliates that are customarily performed by other companies in similar businesses to OFS Advisor and its affiliates; and (v) such other services as may be agreed to from time to time between OFS Advisor and OFSC. We are not a party to this staffing agreement and cannot assure you that OFSC will fulfill its obligations under the agreement. If OFSC fails to perform, we cannot assure you that OFS Advisor will enforce the staffing agreement or that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of OFSC and its affiliates or their information and deal flow.
We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the OFS senior professionals to achieve our investment objectives. Our future success will depend, to a significant extent, on the continued service and coordination of the OFS senior management team, particularly the members of the Senior Investment Team. Each of these individuals is an employee at will of OFSC, and is not subject to an employment contract. In addition, we rely on the services of Richard Ressler, Chairman of the executive committee of OFSAM Holdings and Chairman of the Structured Credit Investment Committee of OFS Advisor and Broadly Syndicated Investment Committee of OFS Advisor pursuant to a consulting agreement with Orchard Capital Corporation. The departure of Mr. Ressler, any of the Senior Investment Team, any of the senior managers of OFS, or of a significant number of its other investment professionals, could have a material adverse effect on our ability to achieve our investment objective.
We expect that OFS Advisor will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that OFS senior professionals will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with OFS and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio or achieve our investment objective. In addition, individuals with whom the OFS senior professionals have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.
The investment committees that oversee our investment activities (the “Advisor Investment Committees”) are provided by OFS Advisor under the Investment Advisory Agreement. The loss of any member of the Advisor Investment Committees or of other OFS senior professionals could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition and results of operation.
We may face increasing competition for investment opportunities.
We may compete for investments with other investment funds (including private equity funds, mezzanine funds and business development companies), as well as traditional financial services companies, which could include commercial banks, investment banks, finance companies and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that may not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing than we are willing to offer. We may lose investment opportunities if our competitors are willing to pay more for the types of investments that we intend to target. If we are forced to pay more for our investments, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. An increase in the number and/or the size of our competitors in our target markets could force us to accept less attractive investments. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a closed-end management investment company.
OFS Advisor and the Administrator each has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
OFS Advisor has the right under the Investment Advisory Agreement and the Administrator has the right under the Administration Agreement to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If OFS Advisor or the Administrator resigns, we may not be able to find a new investment adviser or hire internal management, or find a new administrator, as the case may be, with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations, as well as our ability to make distributions to our stockholders and other payments to security holders, are likely to be adversely affected and the market price of our securities may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by OFS Advisor and the Administrator and their affiliates. Even if we are able to retain comparable management and administration, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives and operations would likely result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.
Our success will depend on the ability of OFS Advisor to attract and retain qualified personnel in a competitive environment.
Our growth requires that OFS Advisor retain and attract new investment and administrative personnel in a competitive market. OFS Advisor’s ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which OFS Advisor competes for experienced personnel, including investment funds (such as private equity funds, mezzanine funds and business development companies) and traditional financial services companies, will have greater resources than OFS Advisor.
There are significant potential conflicts of interest which could impact our investment returns.
Our executive officers and directors, and OFS Advisor and its officers and employees made available to it by an intercompany agreement with OFSC, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of OFS Advisor’s investment team are, and may in the future become, affiliated with entities engaged in business activities similar to those we intend to conduct, and may have conflicts of interest in allocating their time. Moreover, each member of the Senior Investment Team is engaged in other business activities which divert their time and attention. The professional staff available to OFS Advisor will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, including separately managed accounts and private funds, and engage in other business ventures in which we have no interest. As a result of these separate business activities, OFS Advisor may have conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures. See “Related-Party Transactions and Certain Relationships” in our most recent Annual Proxy Statement.
Our incentive fee structure may incentivize OFS Advisor to make certain investments, including speculative investments, use leverage when it may be unwise to do so, refrain from de-levering when it would otherwise be appropriate to do so, or include optimistic assumptions in the determination of net investment income.
The incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to OFS Advisor is based on our Pre-Incentive Fee Net Investment Income, as calculated in accordance with our Investment Advisory Agreement. This may encourage OFS Advisor to use leverage to increase the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it may otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities. Additionally, we will recognize interest income on our CLO equity tranche investments based in substantial part on management’s multi-year assumptions regarding cash flows derived from such investments. As a result, management’s assumptions regarding cash flows from our investments will have an impact on the amount of Pre-Incentive Fee Net

Investment Income we recognize for a given period. This may encourage OFS Advisor to select assumptions more optimistic than actually achievable given economic conditions and circumstances. Our Board is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interests associated with its management services and compensation. While our Board is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. See “—Risks Related to Our Investments—We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” and “—CLO investments involve complex documentation and accounting considerations, and as a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.”
A general increase in interest rates may have the effect of making it easier for OFS Advisor to receive incentive fees, without necessarily resulting in an increase in our net earnings.
Given the structure of our Investment Advisory Agreement with OFS Advisor, any general increase in interest rates will likely have the effect of making it easier for OFS Advisor to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of OFS Advisor. In a rising interest rate environment, this risk may increase as interest rates continue to rise. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, OFS Advisor could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in OFS Advisor’s income incentive fee resulting from such a general increase in interest rates.
We may be obligated to pay OFS Advisor incentive compensation even if we incur a loss.
OFS Advisor is entitled to incentive compensation for each fiscal quarter based, in part, on our Pre-Incentive Fee Net Investment Income, if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our NAV, decreases in our NAV make it easier to achieve the performance threshold, and we may be required to pay OFS Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio.
We may pay an incentive fee on income we do not receive in cash.
The part of the incentive fee payable to OFS Advisor that relates to our Pre-Incentive Fee Net Investment Income is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for OFS Advisor to the extent that it may encourage OFS Advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. OFS Advisor may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because OFS Advisor is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive previously accrued deferred income in cash.
OFS Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.
Under the Investment Advisory Agreement, OFS Advisor does not assume any responsibility to us other than to render the services called for under the Investment Advisory Agreement, and it is not responsible for any action of our Board in following or declining to follow OFS Advisor’s advice or recommendations. OFS Advisor maintains a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, OFS Advisor and its affiliates and its and their respective directors, officers, managers, members, employees, partners and shareholders are not liable to us for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misconduct, bad faith, gross negligence or reckless disregard of OFS Advisor’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify OFS Advisor and its affiliates and its and their respective directors, officers, managers, members, employees, partners and shareholders from and against all damages, liabilities, costs and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by OFS Advisor of its obligations under the Investment Advisory Agreement, except where attributable to willful misconduct, bad faith, gross negligence or reckless disregard of OFS Advisor’s duties under the Investment Advisory Agreement. These protections may lead OFS Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.
The Investment Advisory Agreement and the Administration Agreement were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to OFS Advisor, may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

We may not replicate the historical results achieved by other entities managed or sponsored by OFSAM’s affiliates.
Our primary focus in making investments may differ from other proprietary investments or the investments of other investment funds, accounts or other investment vehicles that are or have been managed by OFSAM’s affiliates. Although OFSAM’s historical concentration has been investments in debt securities, we intend to pursue an investment strategy that will focus primarily on investments in CLO securities. Because our investment strategy is different from that of other entities managed by OFSAM’s affiliates, and we cannot assure you that we will replicate the historical results achieved by these entities, we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, current or future market volatility and regulatory uncertainty that is distinct to investments included in our investment strategy may have an adverse impact on our future performance.
Our Board may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.
Our Board has the authority to modify or waive our current operating policies, investment criteria and strategies, other than those that we have deemed to be fundamental, without prior stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our securities. However, the effects of any such changes could adversely affect our business, impair our ability to make distributions and affect the value of our stock.
We will be subject to U.S. federal income tax imposed at corporate rates if we are unable to maintain our tax treatment as a RIC.
We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code, but no assurance can be given that we will be able to maintain our RIC status. As a RIC, we are not subject to U.S. federal income tax imposed at corporate rates on our income and capital gains that we timely distribute (or that we are deemed to distribute) to our stockholders. To maintain RIC status under the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The source-of-income requirement will be satisfied if we obtain at least 90% of our gross income for each year from dividends, interest, gains from the sale of securities or similar sources. The asset diversification requirement will be satisfied if we meet certain asset composition requirements at the end of each calendar quarter. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are expected to be in CLO securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
We must also meet an annual distribution requirement to qualify for RIC tax treatment. The distribution requirement for a RIC generally will be satisfied if we timely distribute at least 90% of our ICTI to our stockholders on an annual basis (the “Annual Distribution Requirement”). We will be subject, to the extent we use debt financing or preferred stock, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify for tax treatment as a RIC. If we are unable to obtain cash from other sources, we could fail to maintain our qualification for the tax benefits available to RICs and, thus, become subject to U.S. federal income tax.
If we fail to qualify for tax treatment as a RIC for any reason and become subject to U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders.
There is a risk that holders of our equity securities may not receive distributions or that our distributions may not grow or may be reduced over time.
We intend to make distributions on a quarterly basis, payable monthly, to holders of our common stock out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions.
We may choose to pay distributions in our own common stock, in which case, our stockholders may be required to pay U.S. federal income tax in excess of the cash distributions they receive.
We have declared, and may in the future declare, taxable dividends that are payable to our stockholders in cash or in shares of our common stock at the election of stockholders subject to a limitation on the total amount of cash that may be distributed. For example, on September 1, 2023, our Board declared a dividend of $0.55 for the quarter ended October 31, 2023, which was paid in cash or shares of our common stock at the election of stockholders subject to a limitation that no more than 20% of the total distribution were payable in cash. Under certain applicable IRS guidance, distributions by publicly offered RICs that are payable in cash or in shares of stock at the election of stockholders are treated as taxable distributions. The IRS has published a revenue procedure indicating that this rule will apply where the total amount of cash to be distributed is limited provided that the total amount of cash to be distributed is not less than 20% of the total distribution. Under this revenue procedure, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his, her or its entire distribution times the percentage limitation on cash available for distribution. If we decide to make any distributions consistent with this revenue procedure that are payable in part in our stock, taxable stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain distribution) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay U.S. federal income tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it received as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or market discount, which may arise if we acquire a debt security at a significant discount to par. Such discounts will be included in income before we receive any corresponding cash payments. We also may be required to include certain other amounts in income that we will not receive in cash.
Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forego new investment opportunities for this purpose. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income taxes at corporate rates.
Our cash distributions to common stockholders may change and a portion of our distributions to common stockholders may be a return of capital.
The amount of our cash distributions may increase or decrease at the discretion of our Board, based upon its assessment of the amount of cash available to us for this purpose and other factors. Unless we are able to generate sufficient cash through the successful implementation of our investment strategy, we may need to reduce the level of our cash distributions in the future. In addition, we may not be able to sustain our current level of distributions even if we successfully implement our investment strategy. Further, to the extent that the portion of the cash generated from our investments that is recorded as interest income for U.S. federal income tax reporting purposes is less than the amount of our distributions, all or a portion of one or more of our future distributions, if declared, may comprise a return of capital. Accordingly, holders of common stock should not assume that the sole source of any of our distributions is ICTI. Any reduction in the amount of our distributions would reduce the amount of cash received by our holders of common stock and could have a material adverse effect on the market price of shares of our common stock. See “Risks Related to Our Investments—CLO investments involve complex documentation and accounting considerations, and as a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments”, “—Our investments are subject to prepayment risk” and “—Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations” in this Prospectus.
Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance our growth and such capital may not be available on favorable terms or at all.
In order to obtain and maintain our RIC tax treatment, among other things, we generally are required to timely distribute each taxable year at least 90% of our ICTI. As a result, these earnings will not be available to fund new investments, and we will need additional capital to fund growth in our investment portfolio. If we fail to obtain additional capital, we could be forced to curtail or cease new investment activities, which could adversely affect our business, operations and results.
Events outside of our control, including public health crises, elevated interest and inflation rates and significant market volatility, have negatively affected, and could continue to negatively affect, our CLO investments and our results of operations.
Periods of market volatility may continue to occur in response to rising interest and elevated inflation rates, public health crises, or other events outside of our control. These types of events will continue to lead to disruptions in local, regional, national and global markets and economies, may lead to a recession, and have adversely affected, and will continue to adversely affect, our operating results.

In the recent past, inflation rates, food and energy costs increased, reflecting labor market, supply chain and transportation disruptions. In response, the U.S. Federal Reserve raised interest rates several times and may continue to do so.
Any of the foregoing factors, or other cascading effects of rising interest and elevated inflation rates, will materially increase our costs, negatively impact our investment income and damage our results of operations and liquidity position, possibly to a significant degree. These impacts, the duration of which remains uncertain, have affected and will continue to adversely affect the Company’s operating results.
Global economic, political and market conditions may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability.
The current worldwide financial markets situation, as well as various social, economic and political tensions in the United States and around the world (including war, terrorist attacks and other forms of conflict), may contribute to increased market volatility, may have long term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. For example, global financial markets are currently experiencing supply chain disruptions, significant labor and resource shortages, elevated interest rates and the effects of high inflation. In addition, there is currently geopolitical, economic and financial market instability in the United States, the United Kingdom, the European Union and China.
The ongoing war between Russia and Ukraine and the resulting global responses, including economic sanctions by the United States, the European Union and other countries, and the escalated armed conflict in the Middle East have increased and could continue to increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The extent and duration of the ongoing conflicts in Ukraine and the Middle East and the repercussions of such conflicts are impossible to predict, but could result in significant market disruptions and may further negatively affect global supply chains, energy prices, inflation and global growth.
The current elevated inflationary environment may continue and some economists predict that the U.S. economy may enter an economic recession. The current economic and financial market instability as well as the risk of recession, may lead to financial institutions limiting their lending activity and refinancing transactions. It may become difficult for us to secure appropriate financing to finance the growth of our investments on acceptable economic terms. Market volatility is also likely to result in borrower defaults and/or restructuring of existing credit arrangements.
The global pandemic caused by the outbreak of the novel strain of coronavirus ("COVID-19") has in the past led, and may continue to lead, to significant economic disruption in the economy of the United States and the economies of other nations. While many of the emergency measures and recommendations imposed by governmental authorities in response to the pandemic, including restrictions on travel and the closure of non-essential businesses have been eased, the pandemic and the resulting economic dislocations caused substantial disruption, volatility and a reduction in liquidity in the capital markets and the credit markets, including the leveraged loan market specifically, which may continue for an extended period. Any such volatility or additional waves of the COVID-19 outbreak or future pandemics, as well as the generally negative economic impact of such events, may have adverse impacts on our business and our results of operations and financial condition. While markets have stabilized, a period of deterioration and volatility could re-emerge.
We may also be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries with which we interact in the conduct of our business.
Overall uncertainty in the economic environment globally and in the United States may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability. We continuously monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
Adverse developments in the credit markets may impair our ability to secure debt financing.
In past economic downturns, such as the financial crisis in the United States that began in mid-2007 and during other times of extreme market volatility, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited routine refinancing and loan modification transactions and even reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. Elevated interest rates and the effects of high inflationary environments may continue, and it is possible the U.S. economy may enter an economic recession. As a result, it may be difficult for us to obtain desired financing to finance the growth of our investments on acceptable economic terms, or at all.
Previous economic downturns have resulted in, among other things, increased draws by borrowers on revolving lines of credit and increased requests by borrowers for amendments, modifications and waivers of their credit agreements to avoid default or changed payment terms, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans. In addition, the duration and effectiveness of responsive measures implemented by governments and central banks to slow the effects of economic downturns cannot be predicted. The commencement, continuation, or cessation of government and central bank policies and economic stimulus programs, including changes in monetary policy involving interest rate adjustments or governmental policies, may contribute to the development of, or result in an increase in, market volatility, illiquidity and other adverse effects that could negatively impact the credit markets and us.
If we are unable to consummate credit facilities on commercially reasonable terms, our liquidity may be reduced significantly. If we are unable to repay amounts outstanding under any facility we may enter into and are declared in default or are unable to renew or refinance any such facility, it would limit our ability to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility of the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may be favorable or if adverse conditions in particular sectors of the financial markets could adversely impact our business.
We are a non-diversified management investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
We are classified as a non-diversified management investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because our portfolio of investments may lack diversification among CLO securities and related investments, we are susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience high levels of default on the collateral that they hold. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in the securities of relatively few issuers.
Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price of our securities.
To the extent any stockholder, individually or acting together with other stockholders, controls a significant number of our voting securities or any class of voting securities, they may have the ability to control the outcome of matters submitted to our stockholders for approval, including the election of directors and any merger, consolidation or sale of all or substantially all of our assets, and may cause actions to be taken that you may not agree with or that are not in your best interests or those of other security holders.
This concentration of beneficial ownership also might harm the market price of our securities by:
•delaying, deferring or preventing a change in corporate control;
•impeding a merger, consolidation, takeover or other business combination involving us; or
•discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of us.
Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.
Registered investment companies generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of their independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a registered investment company and one or more of its affiliates engage in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of a registered investment company’s outstanding voting securities will be considered an affiliate of the registered investment company for purposes of the 1940 Act, and a registered investment company generally is prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of the registered investment company’s independent directors. Additionally, without the approval of the SEC, a registered investment company is prohibited from engaging in purchases or sales of assets or joint transactions with the registered investment company’s officers, directors, and employees, and advisor (and its affiliates).
Registered investment companies may, however, invest alongside certain related parties or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a registered investment company may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting the registered investment company and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the registered investment company’s advisor, acting on the registered investment company’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the registered investment company’s interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit a registered investment company to invest in any issuer in which the advisor or other affiliates has previously invested.
On August 4, 2020, we received the Order from the SEC, which superseded our prior co-investment exemptive order issued on October 12, 2016, and which permits us greater flexibility to enter into co-investment transactions. The Order permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor or investment advisers controlling, controlled by, or under common control with OFS Advisor provided we comply with certain conditions. Pursuant to the Order, we are generally permitted to co-invest with such funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
In addition, we may file an application for an amendment to our existing Order to permit us to participate in follow-on investments in our existing portfolio companies with private funds that do not hold any investments in such existing portfolio companies. However, if filed, there is no guarantee that such application will be granted.
When we invest alongside OFSAM Holdings and its affiliates or their respective other clients, OFS Advisor will, to the extent consistent with applicable law, regulatory guidance, and/or the Order, allocate investment opportunities in accordance with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•status of tax restrictions and tests and other regulatory restrictions and tests;
•risk and return profile of the investment vehicles;
•suitability/priority of a particular investment for the investment vehicles;
•if applicable, the targeted position size of the investment for the investment vehicles;
•level of available cash for investment with respect to the investment vehicles;
•total amount of funds committed to the investment vehicles; and
•the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on the Order, priority as to opportunities will generally be given to accounts that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income covers its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.
We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.
We may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, preferred stock and other structures and instruments, in significant amounts and on terms that OFS Advisor and our Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in the CLO structures in which we intend to invest or in derivative instruments in which we may invest. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Any such leverage we incur may be secured and/or unsecured and senior and/or subordinated. Moreover, CLOs by their very nature are leveraged vehicles. Accordingly, there may be a layering of leverage in our overall structure.
Leverage creates risks which may adversely affect the return for the holders of shares of our common stock, including:
•The likelihood of greater volatility of NAV and market price of shares of our common stock;
•Fluctuations in the interest rates on borrowings and short-term debt;
•Increased operating costs, which may reduce our total return to the holders of shares of our common stock;
•The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred stock, will be borne by holders of shares of our common stock; and

•The potential for a decline in the value of an investment acquired through leverage while our obligations under such leverage remain fixed.
The more leverage is employed, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on shares of our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.
As a registered closed-end management investment company, we are generally required to meet certain asset coverage ratios, defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including our Series C Term Preferred Stock, Series D Term Preferred Stock, and Series E Term Preferred Stock), we are required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. We presently have $23.0 million of the Series C Term Preferred Stock principal outstanding with a preferred rate equal to 6.125% per annum issued in April of 2021, $3.0 million of the Series D Term Preferred Stock principal outstanding with a preferred rate equal to 6.00% per annum issued in June of 2021, and $35.0 million of the Series E Term Preferred Stock principal outstanding with a preferred rate equal to 5.25% per annum issued in December of 2021.
If our asset coverage ratio declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we would not be able to make certain distributions or pay dividends. The amount of leverage that we employ will depend on OFS Advisor’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.
In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.
We may enter into reverse repurchase agreements, which are another form of leverage.
We may enter into reverse repurchase agreements as part of our management of our temporary investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, we will be required to repay the loan and correspondingly receive back our collateral. While used as collateral, the assets continue to pay principal and interest which are for our benefit.
Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to purchase. In addition, there is a risk that the market value of the securities retained by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, our NAV would decline, and, in some cases, we may be worse off than if we had not used such instruments.
Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. Raising debt capital may expose us to risks, including the typical risks associated with leverage.
We may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities provided we meet certain asset coverage ratios (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness (including by redeeming shares of our Series C Term Preferred Stock, our Series D Term Preferred Stock, our Series E Term Preferred Stock, or of a portion of any future series of preferred stock or notes that may be outstanding) at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders.
We are not generally able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell shares of our common stock at a price below the then current NAV per share if the Board determines that such sale is in our best interests and a majority of the holders of our common stock approves such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing holders of our common stock, in payment of dividends and in certain other limited circumstances. If we raise additional funds by issuing more shares of our common stock, then the percentage ownership of the holders of our common stock at that time will decrease, and holders of our common stock may experience dilution.
Provisions of the Delaware General Corporation Law and our Amended and Restated Certificate of Incorporation and Bylaws could deter takeover attempts and have an adverse effect on the price of our securities.
The Delaware General Corporation Law (“DGCL”) contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our Amended and Restated Certificate of Incorporation and Bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act, generally prohibits a Delaware corporation from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of its voting stock, or with its affiliates, unless its directors or stockholders approve the business combination in the prescribed manner. Our Board has adopted a resolution exempting any business combination that we engage in from Section 203 of the DGCL, so long as our Board, including a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of the acquiring person, first approves the business combination. If our Board does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our Amended and Restated Certificate of Incorporation classifying our Board in three classes serving staggered three-year terms, and provisions of our Amended and Restated Certificate of Incorporation authorizing our Board to classify or reclassify preferred stock in one or more classes or series, and to cause the issuance of additional shares of our common stock. These provisions, as well as other provisions of our Amended and Restated Certificate of Incorporation and Bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.
Changes in laws or regulations governing our business, or changes in the interpretations thereof, may adversely affect our business, results of operations or cause us to alter our business strategy.
We, the CLO vehicles in which we invest, and the portfolio companies whose securities are held by such CLO vehicles will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal securities laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of OFS Advisor to other types of investments in which OFS Advisor’s investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. See also, “—The application of the risk retention rules to CLOs under Section 941 of the Dodd-Frank Act and other similar European Union and United Kingdom laws may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.”
The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.
SEC staff, from time to time, has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. Previously, the staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff will reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or could cause us to take certain actions that may result in an adverse impact on our stockholders, our financial condition and/or our results of operations. We are unable to assess the likelihood or timing of any such future regulatory development.

Increased geopolitical unrest, terrorist attacks, acts of war, global health emergencies or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist activity and the continued threat of terrorism and acts of civil or international hostility, acts of war, global health emergencies or natural disasters as well as government responses to these types of threats, may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, acts of war, global health emergencies or natural disasters could further affect the domestic and global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks, global health emergencies and natural disasters are generally uninsurable.
The impact of legal, tax and regulatory changes in the United States is uncertain and may directly affect financial institutions and the global economy.
Changes in federal policy, including tax policies, and at regulatory agencies are expected to occur over time through policy and personnel changes, which may lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The effect of any future rules or regulations could be complex and far-reaching, and could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business, financial condition and results of operations.
In addition, the nature, timing and economic and political effects of potential changes to the legal and regulatory frameworks affecting financial institutions remain highly uncertain. Uncertainty surrounding future changes may adversely affect our operating environment and therefore our business, financial condition, results of operations and growth prospects.
Our cash and cash equivalents could be adversely affected if the financial institutions in which we hold our cash and cash equivalents fail.
We regularly maintain cash balances at third-party financial institutions in excess of the Federal Deposit Insurance Corporation insurance limit. If a depository institution fails to return these deposits or is otherwise subject to adverse conditions in the financial or credit markets, our access to invested cash or cash equivalents could be limited which would adversely impact our results of operations or financial condition.
Global climate change may impact the businesses in which we invest and harm our business, operating results and financial condition.
There may be evidence of global climate change. Climate change creates physical and financial risk and some of the companies whose loans are held by the CLO vehicles in which we invest may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of companies whose loans are held by the CLO vehicles in which we invest if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of these companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more backup systems, adding to costs, and can contribute to increased system stresses, including service interruptions.
Further, the current U.S. presidential administration has focused on climate change policies and has re-joined the Paris Agreement, which includes commitments from countries to reduce their greenhouse gas emissions, among other commitments. The Paris Agreement and other regulatory and voluntary initiatives launched by international, federal, state, and regional policymakers and regulatory authorities as well as private actors seeking to reduce greenhouse gas emissions may expose our investments to other types of transition risks, such as: (i) political and policy risks (including changing regulatory incentives, and legal requirements, including with respect to greenhouse gas emissions, that could result in increased costs or changes in business operations); (ii) regulatory and litigation risks (including changing legal requirements that could result in increased permitting, tax and compliance costs, changes in business operations, or the discontinuance of certain operations, and litigation seeking monetary or injunctive relief from impacts related to climate change); (iii) technology and market risks (including a declining market for investments in industries seen as greenhouse gas intensive or less effective than alternatives in reducing greenhouse gas emissions); (iv) business trend risks (including the increased attention to environmental, social and governance (“ESG”) considerations by our investors, including in connection with their determination of whether to invest); and (v) potential harm to our reputation if our stockholders believe that we are not adequately or appropriately responding to climate change and/or climate risk management, including through the way in which we operate our business, the composition of our portfolio, our new investments or the decisions we make to continue to conduct or change our activities in response to climate change considerations.
Risks Related to Our Investments
Investing in senior secured loans indirectly through CLO securities involves particular risks.
We are exposed to underlying senior secured loans and other credit investments through investments in CLOs, but may obtain such exposure directly or indirectly through other means from time to time. Loans may become nonperforming or impaired for a variety of reasons. Such nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty. Additionally, under certain circumstances, the equity owners of the borrowers in which CLOs invest may recoup their investments in the borrower, through a dividend recapitalization, before the borrower makes payments to the lender. For these reasons, an investor in a CLO may experience a reduced equity cushion or diminution of value in any debt investment, which may ultimately result in the CLO investor experiencing a loss on its investment before the equity owner of a borrower experiences a loss.
In addition, the portfolios of certain CLOs in which we invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. Such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.
In addition, the portfolios of certain CLOs in which we invest may contain “covenant-lite” loans. We use the term “covenant- lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their financial covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we are exposed to “covenant-lite” loans, we may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Our investments in CLO securities and other structured finance securities involve certain risks.
Our investments consist primarily of CLO securities, and we may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. We and other investors in CLO and other structured finance securities ultimately bear the credit risk of the underlying collateral. Most CLOs issue securities in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches.
CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. For example, investments in structured vehicles, including CBOs and equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage related securities, trust preferred securities and emerging market debt. The pool of high yield securities underlying CBOs is typically separated into tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates, whereas the lower tranches, with greater risk, pay higher interest rates.
In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) our investments in CLO equity and subordinated debt tranches will likely be subordinate in right of payment to other more senior classes of CLO debt; (4) the potential of spread compression in the underlying loans of a CLO, which could reduce credit enhancement in the CLO; and (5) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Changes in the collateral held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we may invest, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs we may target. In addition, CLO and other structured finance securities may be subject to prepayment risk. Further, the performance of a CLO or other structured finance security may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.
Our investments in subordinated or equity CLO securities are more likely to suffer a loss of all or a portion of their value in the event of a default.
We invest in subordinated notes issued by a CLO that comprise the equity tranche, which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, CLO subordinated notes generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes.
The subordinated notes are not guaranteed by another party. Subordinated notes are subject to greater risk than the secured notes issued by the CLO. CLOs are typically highly levered, utilizing up to approximately 9-13 times leverage, and therefore subordinated notes are subject to a risk of total loss. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet our expectations.
CLOs generally may make payments on subordinated notes only to the extent permitted by the payment priority provisions of an indenture governing the notes issued by the CLO. CLO indentures generally provide that principal payments on subordinated notes may not be made on any payment date unless all amounts owing under secured notes are paid in full. In addition, if a CLO does not meet the asset coverage tests or the interest coverage test set forth in the indenture governing the notes issued by the CLO, cash would be diverted from the subordinated notes to first pay the secured notes in amounts sufficient to cause such tests to be satisfied.
The subordinated notes are unsecured and rank behind all of the secured creditors, known or unknown, of the issuer, including the holders of the secured notes it has issued. Relatively small numbers of defaults of instruments underlying CLOs in which we hold subordinated notes may adversely impact our returns. The leveraged nature of subordinated notes is likely to magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments.
CLO subordinated notes do not have a fixed coupon and payments on CLO subordinated notes will be based on the income received from the underlying collateral and the payments made to the secured notes, both of which may be based on floating rates. While the payments on CLO subordinated notes will vary, CLO subordinated notes may not offer the same level of protection against changes in interest rates as other floating rate instruments. An increase in interest rates would materially increase the financing costs of CLOs. Since underlying instruments held by a CLO may have benchmark floors, there may not be corresponding increases in investment income to the CLO (if the benchmark increases but stays below the floor rate of such instruments) resulting in smaller distribution payments on CLO subordinated notes.
Subordinated notes are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for subordinated notes. At times, there may be no market for subordinated notes, and we may not be able to sell or otherwise transfer subordinated notes at their fair value, or at all, in the event that we determine to sell them. Investments in CLO subordinated notes may have complicated accounting and tax implications.
Our investments in the primary CLO market involve certain additional risks.
Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.
Our portfolio of investments may lack diversification among CLO securities or underlying obligors, which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.

Our portfolio may hold investments in a limited number of CLO securities. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, we do not have any limitations on the ability to invest in any one CLO, and our investments may be concentrated in relatively few CLO securities. As our portfolio may be less diversified than the portfolios of some larger funds, we are more susceptible to risk of loss if one or more of the CLOs in which we invest experiences a high level of defaults on its collateral. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. We may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing our risk of loss in the event the CLO collateral manager were to fail, lose key portfolio management employees or sell its business.
Even if we maintain adequate diversification across different CLO issuers, we may still be subject to concentration risk since CLO portfolios tend to have a certain amount of overlap across underlying obligors. This trend is generally exacerbated when demand for investments in bank loans by CLO issuers outpaces supply. Market analysts have noted that the overlap of obligor names among CLO issuers has increased recently, and is particularly evident across CLOs of the same year of origination, as well as with CLOs managed by the same collateral manager. To the extent we invest in CLOs which have a high percentage of overlap, this may increase the likelihood of defaults on our CLO investments occurring together.
We may be subject to risks associated with our investments in the technology industry.
A portion of the obligors of loans underlying our CLO investments operate in the technology industry. Companies that target technology-related markets face risks, including rapid and sometimes dramatic price erosion of products, the reliance on capital and debt markets to finance large capital outlays, including fabrication facilities, the reliance on partners outside of the United States, particularly in Asia, and inherent cyclicality of the technology market in general. As a result of multiple factors, access to capital may be difficult or impossible for companies that are pursuing these markets. The revenue, income (or losses) and valuations of technology-related companies can, and often do, fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the obligors of loans underlying our CLO investments that operate in technology-related sectors may decrease over time, which could adversely affect their operating results and, correspondingly, the value of the CLO investments that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.
We may be subject to risks associated with our exposure to the healthcare and pharmaceuticals industry.
Any of the obligors of loans underlying our CLO investments operating in the healthcare and pharmaceuticals industry are subject to extensive government regulation and certain other risks particular to that industry. Such obligors are subject to extensive regulation, including Medicare and Medicaid payment rules and regulation, the False Claims Act and federal and state laws regarding the collection, use and disclosure of patient health information and the storage handling and administration of pharmaceuticals. If any of the obligors of loans underlying our CLO investments or the companies to which they provide such technology fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Companies in the healthcare information or services industry are also subject to the risk that changes in applicable regulations will render their technology obsolete or less desirable in the marketplace.
Companies in the healthcare information and services industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of the obligors of loans underlying our CLO investments and, in turn, impair our ability to timely collect payments owed to us.
Our portfolio is focused on CLO securities, and the CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.
Our portfolio is focused on securities issued by CLOs and related investments, and the CLOs in which we invest may hold loans that are concentrated in a limited number of industries. As a result, a downturn in the CLO industry or in any particular industry that the CLOs in which we invest are concentrated could significantly impact the aggregate returns we realize.
Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.
The failure by a CLO in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.
Negative loan ratings migration may also place pressure on the performance of certain of our investments.

Under the terms of a CLO’s indenture, assets rated “CCC+” or lower or its equivalent in excess of applicable limits generally do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, a general decrease in ratings across a CLO’s loans could cause a CLO to be out of compliance with its overcollateralization tests. This could cause a diversion of cash flows away from the CLO equity and subordinated debt tranches in favor of the more senior CLO debt tranches until the relevant overcollateralization test breaches are cured. This could have a negative impact on our NAV and cash flows.
Our investments in CLOs and other investment vehicles will result in additional expenses to us.
We invest in CLO securities and may invest, to the extent permitted by law, in securities and other instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to OFS Advisor with respect to the assets invested in the securities and other instruments of other investment vehicles, including CLOs. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of OFS Advisor as well as indirectly bear the management and performance fees and other expenses of any investment vehicles in which we invest.
In the course of our investing activities, we pay management and incentive fees to OFS Advisor and reimburse OFS Advisor for certain expenses it incurs. As a result, investors in our securities invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.
Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.
We invest primarily in equity and subordinated debt tranches of CLOs and other related investments. Generally, there may be less information available to us regarding the collateral held by such CLOs than if we had invested directly in the debt of the underlying obligors. As a result, our stockholders will not know the details of the collateral of the CLOs in which we will invest. In addition, none of the information contained in certain monthly reports nor any other financial information furnished to us as a noteholder in a CLO will be audited and reported upon, nor will an opinion be expressed, by an independent public accountant.
Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs.
CLO investments involve complex documentation and accounting considerations, and as a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.
CLOs and other structured finance securities in which we expect to invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments. For example, some documents governing the loans underlying our CLO investments may allow for “priming transactions,” in connection with which majority lenders or debtors can amend loan documents to the detriment of other lenders, in order to move collateral, or in order to facilitate capital outflow to other parties/subsidiaries in a capital structure, any of which may adversely affect the rights and security priority of the CLOs in which we are invested.
The accounting and tax implications of the CLO investments that we intend to make are complicated and involve assumptions based on management’s judgment. In particular, reported earnings from CLO equity securities under U.S. generally accepted accounting principles, or “GAAP,” are recognized as an effective yield calculated from estimated total cash flows from the CLO investments over the expected holding periods of the investments, which can be as long as six to seven years. These estimated cash flows require assumptions regarding future transactions and events within the CLO entities concerning their portfolios and will be based upon the best information under the circumstances and may require significant management judgment or estimation. The principal assumptions included in these estimates include, but are not limited to, prepayment rates, interest rate margins on reinvestments, default rates, loss on default, and default recovery period within the CLO entities, and collateral liquidation prices. If any of these assumptions prove to be inaccurate, the estimated cash flows could also be inaccurate and could result in us accruing more income than we ultimately realize on such investments.
In contrast to GAAP earnings, ICTI on CLO equity securities is generally determined by the amount reported annually by the CLO on its passive foreign investment company (“PFIC”) annual information statement. GAAP earnings are based on the effective yields derived from cash flows from the CLO securities without regard to timing of income recognition for tax purposes, which may cause our GAAP earnings to diverge from our ICTI and may result in the characterization of a non-taxable (i.e., return of capital) distribution from CLO investments as interest income in our financial statements. Conversely, events within the CLO, such as gains from restructuring or the prepayment of the underlying loans, which may not impact CLO cash flows, can result in taxable income without similar income recognized for GAAP earnings. These differences between accounting treatment and tax treatment of income from these investments may resolve gradually over time or may resolve through recognition of a capital gain or loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity (i.e., temporary book-to-tax income differences). Additionally, under certain circumstances, we may be required to take into account income from CLO investments for tax purposes no later than such income is taken into account for GAAP purposes, which may accelerate our recognition of taxable income.

Current taxable earnings on these investments will generally not be determinable until after the end of the tax year of each individual CLO that ends within our fiscal year and the CLO sponsor provides its tax reporting to us, even though the investments will generate cash flow throughout our fiscal year. Since our income tax reporting to stockholders is on a calendar year basis, we will be required to estimate taxable earnings from these investments from October 31st, the end of our fiscal year, through December 31st. Effective execution of our distribution policy will require us to estimate taxable earnings from these investments and pay distributions to our stockholders based on these estimates. If our estimates of taxable earnings are greater than actual taxable earnings from these investments determined as of the end of the calendar year, a portion of the distributions paid during that year may be characterized as a return of capital. If our estimates of taxable earnings are lower than actual taxable earnings as of the end of the calendar year, we may incur excise taxes and/or have difficulties maintaining our tax treatment as a RIC. See “— We will be subject to U.S. federal income taxes at corporate rates if we are unable to maintain our tax treatment as a RIC.”
The application of the risk retention rules to CLOs under Section 941 of the Dodd-Frank Act and other similar European Union and United Kingdom laws may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.
Section 941 of the Dodd-Frank Act added a provision to the Exchange Act, as amended, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.
Collateral managers of “open market CLOs” are no longer required to comply with the U.S. risk retention rules at this time. On February 9, 2018, a three-judge panel (the “Panel”) of the United States Court of Appeals for the D.C. Circuit (the “Appellate Court”) ruled in favor of an appeal by the Loan Syndications and Trading Association (the “LSTA”) against the SEC and the Board of Governors of the Federal Reserve System (the “Applicable Governmental Agencies”) that managers of so-called “open market CLOs” are not “securitizers” under Section 941 of the Dodd-Frank Act and, therefore, are not subject to the requirements of the U.S. risk retention rules (the “Appellate Court Ruling”). The LSTA was appealing from a judgment entered by the United States District Court for the District of Columbia (the “D.C. District Court”), which granted summary judgment in favor of the SEC and Federal Reserve and against the LSTA with respect to its challenges. On April 5, 2018, the D.C. District Court entered an order implementing the Appellate Court Ruling and thereby vacated the U.S. risk retention rules insofar as they apply to CLO managers of “open market CLOs”.
At this time, collateral managers of open market CLOs are no longer required to comply with the U.S. risk retention rules. It is possible that some collateral managers of open market CLOs will decide to dispose of the notes constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide to take other action with respect to such notes that is not otherwise permitted by the U.S. risk retention rules. As a result of this decision, certain CLO managers of “open market CLOs” will no longer be required to comply with the U.S. risk retention rules solely because of their roles as managers of “open market CLOs”, and there may be no “sponsor” of such securitization transactions and no party may be required to acquire and retain an economic interest in the credit risk of the securitized assets of such transactions.
There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the U.S. risk retention rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the U.S. risk retention rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the U.S. risk retention rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the U.S. risk retention rules and other factors.
In the European Union and the United Kingdom, there has also been an increase in political and regulatory scrutiny of the securitization industry. Regulation EU 2017/2402 of the European Parliament and the Council of 12 December 2017 laying down a general framework for securitization and creating a specific framework for simple, transparent and standardized securitization, including any implementing regulation, technical standards and official guidance related thereto, as may be amended, varied or substituted from time to time (the “EU Securitization Regulation”) became effective on January 17, 2018 and applies to all new securitizations issued on or after January 1, 2019. The EU Securitization Regulation repealed and replaced the prior EU risk retention requirements with a single regime that applies to European credit institutions, institutions for occupational retirement provision, investment firms, insurance and reinsurance companies, alternative investment fund managers that manage and/or market their alternative investment funds in the EU, undertakings for collective investment in transferable securities regulated pursuant to EU

Directive 2009/65/EC and the management companies thereof and, subject to some exceptions, institutions for occupational pension provision (IORPs), each as set out in the EU Securitization Regulation (such investors, “EU Affected Investors”). Such EU Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the EU Securitization Regulation.
The UK Securitization Regulation was enacted in the UK by virtue of the operation of the European Union (Withdrawal) Act 2018 (“EUWA”), as amended by the Securitisation (Amendment) (EU Exit) Regulations 2019 (SI 2019/660) (including any implementing regulation, secondary legislation, technical and official guidance relating thereto (in each case, unless the context suggests otherwise, as amended, varied or substituted from time to time, the “UK Securitization Regulation” and together with the EU Securitization Regulation, the “Securitization Regulations”)).
The UK Securitization Regulation applies to insurance undertakings and reinsurance undertakings as defined in the Financial Services and Markets Act 2000 (“FSMA”), occupational pension schemes as defined in the Pension Schemes Act 1993 that have their main administration in the UK, and certain fund managers of such schemes, alternative investment fund managers as defined in the Alternative Investment Fund Managers Regulations 2013 which market or manage alternative investment funds in the UK, UCITS as defined in the FSMA, which are authorized open ended investment companies as defined in the FSMA, and management companies as defined in the FSMA, Financial Conduct Authority firms as defined in Regulation (EU) No 575/2013 as it forms part of UK domestic law by virtue of the EUWA subject to amendments made by the Capital Requirements (Amendment) (EU Exit) Regulations 2018 (SI 2018/1401) and as amended (the "UK CRR"), CRR firms as defined in the UK CRR and certain consolidated affiliates of such UK CRR firms. Such institutional investors and each relevant affiliate is referred to herein as a "UK Affected Investor" and together with EU Affected Investors, the “Affected Investors”. UK Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the UK Securitization Regulation. The Securitization Regulations restrict Affected Investors from investing in securitizations unless, among other things: (a)(i) the originator, sponsor or original lender with respect to the relevant securitization will retain, on an on-going basis, a net economic interest of not less than 5% with respect to certain specified credit risk tranches or securitized exposures and (ii) the risk retention is disclosed to the investor in accordance with the Securitization Regulations; and (b) such investor is able to demonstrate that it has undertaken certain due diligence with respect to various matters, including the risk characteristics of its investment position and the underlying assets, and that procedures are established for such activities to be monitored on an on-going basis. There are material differences between the Securitization Regulations and risk retention requirements that applied prior to the Securitization Regulations enactment, particularly with respect to transaction transparency, reporting and diligence requirements and the imposition of a direct compliance obligation on the “sponsor”, “originator” or “original lender” of a securitization where such entity is established in the EU.
CLOs issued in Europe are generally structured in compliance with the Securitization Regulations so that Affected Investors can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the Securitization Regulations, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the Securitization Regulations, it will limit the ability of EEA/UK regulated institutional investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the Securitization Regulations and any regulatory uncertainty in relation thereto may reduce the issuance of new CLOs and reduce the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance their collateral obligations, either of which developments could increase defaulted obligations above historic levels.
The Japanese Financial Services Agency (the “JFSA”) published a risk retention rule as part of the regulatory capital regulation of certain categories of Japanese investors seeking to invest in securitization transactions (the “JRR Rule”). The JRR Rule mandates an “indirect” compliance requirement, meaning that certain categories of Japanese investors will be required to apply higher risk weighting to securitization exposures they hold unless the relevant originator commits to hold a retention interest equal to at least 5% of the exposure of the total underlying assets in the transaction (the “Japanese Retention Requirement”) or such investors determine that the underlying assets were not “inappropriately originated.” The Japanese investors to which the JRR Rule applies include banks, bank holding companies, credit unions (shinyo kinko), credit cooperatives (shinyo kumiai), labor credit unions (rodo kinko), agricultural credit cooperatives (nogyo kyodo kumiai), ultimate parent companies of large securities companies and certain other financial institutions regulated in Japan (such investors, “Japanese Affected Investors”). Such Japanese Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Japanese Retention Requirement.
The JRR Rule became effective on March 31, 2019. At this time, there are a number of unresolved questions and no established line of authority, regulatory guidance, precedent or market practice that provides definitive guidance with respect to the JRR Rule, and no assurances can be made as to the content, impact or interpretation of the JRR Rule. In particular, the basis for the determination of whether an asset is “inappropriately originated” remains unclear and, therefore, unless the JFSA provides further specific clarification, it is possible that CLO securities we have purchased may contain assets deemed to be “inappropriately originated” and, as a result, may not be exempt from the Japanese Retention Requirement. The JRR Rule or other similar requirements may deter Japanese Affected Investors from purchasing CLO securities, which may limit the liquidity of CLO securities and, in turn, adversely affect the price of such CLO securities in the secondary market. Whether and to what extent the JFSA may provide further clarification or interpretation as to the JRR Rule is unknown.
We are dependent on the collateral managers of the CLOs in which we invest and those CLOs are generally not registered under the 1940 Act.
We rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on our investments. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We also rely on CLO collateral managers to act in the best interests of a CLO it manages. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of such investments.
In addition, the CLOs in which we invest are generally not registered as investment companies under the 1940 Act. As a result, investors in these CLOs are not afforded the protections that investors in an investment company registered under the 1940 Act would have.
Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.
Some of the CLOs in which we invest may constitute PFICs. If we acquire interests in PFICs that are treated as equity for U.S. federal income tax purposes, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if we make a distribution in an amount equal to (i) any “excess distribution” or (ii) gain from the disposition of such shares as a taxable dividend by us to our shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each tax year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our tax treatment as a RIC. Income we derive from a PFIC with respect to which we have made a qualifying elected fund (“QEF”) election will constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC provided that such income is derived in connection with our business of investing in stocks and securities or the PFIC makes distributions of that income to us in the same year in which it is included in our taxable income. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs in order to limit our tax liability or maximize our after-tax return from these investments.
Some of the CLOs in which we invest may constitute controlled foreign corporations or "CFCs.” If we hold more than 10% of the vote or value of the shares of a foreign corporation that is treated as a CFC, we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of certain of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such tax year. Income we derive from a CFC will constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC provided that such income is derived in connection with our business of investing in stocks and securities or the CFC makes distributions of that income to us in the same year in which it is included in our taxable income. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.
If we are required to include amounts from CLO securities in income prior to receiving the cash distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income tax at corporate rates.
If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.
The Foreign Account Tax Compliance Act (commonly referred to as “FATCA”) imposes a withholding tax of 30% on certain payments, generally consisting of U.S. source interest and dividends, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has issued proposed regulations that eliminate this requirement and state that taxpayers may rely on these proposed regulations until final regulations are issued. We expect that most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding tax. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and subordinated debt holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities and our operating results and cash flows.
Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.
In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While we cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.
In addition, the volume of new CLO issuances varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances, we cannot assure you that we will deploy all of our capital in a timely manner or at all. Prospective investors should understand that we may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to us.
We and our investments are subject to interest rate risk.
Since we may incur leverage to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds.
In a rising interest rate environment, any leverage that we incur may bear a higher interest rate than may currently be available to us. There may not, however, be a corresponding increase in our investment income. In the event that our interest expense were to increase relative to income, it might reduce our ability to service the interest obligations on, and to repay the principal of, our indebtedness, and our net investment income could be adversely impacted, as well as our capacity to pay distributions to our stockholders.
The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in a significant rising interest rate environment and/or economic downturn, loan defaults may increase, resulting in losses for the CLOs in which we invest and result in credit losses that may adversely affect our cash flow, fair value of our assets and operating results.
In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of CLOs.
SOFR Floor Risk. Because CLOs generally issue debt on a floating rate basis, an increase in the Secured Overnight Financing Rate (“SOFR”) will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have SOFR floors such that, when SOFR is below the stated SOFR floor, the stated SOFR floor (rather than SOFR itself) is used to determine the interest payable under the loans. Therefore, if SOFR increases but stays below the average SOFR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario would result in smaller distributions to equity holders of a CLO.
Reference Rate Risk. Following their publication on June 30, 2023, no settings of the London Interbank Offered Rate (“LIBOR”) continue to be published on a representative basis and publication of many non-U.S. dollar LIBOR settings has been entirely discontinued. On March 15, 2022, the Consolidation Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act (“LIBOR Act”), was signed into law in the United States. This legislation established a uniform benchmark replacement process for certain financial contracts that matured after June 30, 2023 that do not contain clearly defined or practicable LIBOR fallback provisions. The Federal Reserve Board adopted a final rule in December 2022 implementing the LIBOR Act and specified benchmarks based on SOFR.
Although the transition process away from LIBOR has become increasingly well-defined, the transition process is complex. The adoption of SOFR as a reference rate for CLO transactions is recent, and there is minimal historical data. Although the Federal Reserve Bank of New York started publishing SOFR in 2018 and has started publishing historical indicative SOFR dating back to 2014, such historical data inherently involves assumptions, estimates and approximations. Since the initial publication of SOFR, daily changes in SOFR have, on occasion, been more volatile than daily changes in comparable reference rate or market rates, and SOFR rates may bear little or no relation to historical actual or historical indicative data. In addition, there are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate, and SOFR is an overnight rate while LIBOR reflects term rates at different maturities. The use of SOFR or other alternative reference rates could have adverse impacts on our business, financial condition and results of operations, including, among other things, increased volatility or illiquidity in markets for instruments that continue to rely on LIBOR or which have been transitioned away from LIBOR to a different rate like SOFR and, in any case, could result in a reduction in the value of certain investments held by us.
Benchmark Rate Mismatch. Many underlying corporate borrowers can elect to pay interest based on 1-month term SOFR, 3-month term SOFR and/or other term SOFR or benchmark rates in respect of the loans held by CLOs in which we are invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month term SOFR plus a spread. The 3-month term SOFR rate may fluctuate in excess of other potential term SOFR or other benchmark rates, which may result in many underlying corporate borrowers electing to pay interest based on a shorter or different, but in any event, lower term SOFR or other benchmark rate. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect our cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month term rate exceeds such other chosen term SOFR or other benchmark rate.
Also, given the structure of the incentive fee payable to OFS Advisor, a general increase in interest rates will likely have the effect of making it easier for OFS Advisor to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of OFS Advisor.
Our investments are subject to credit risk.
If a CLO in which we invest, an underlying asset of any such CLO or any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, or because the equity owner of such debtor recoups its investment before the borrower repays its obligations to the lender, either or both our income and NAV may be adversely impacted. Non-payment would result in a reduction of our income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in our NAV. With respect to our investments in CLO securities and credit investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, we could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent that the credit rating assigned to a security in our portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which we invest triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and subordinated debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.
Our investments are subject to prepayment risk.
Although OFS Advisor’s valuations and projections consider certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. The need to satisfy a CLO’s covenants and identify acceptable assets may require the CLO’s collateral manager to purchase substitute assets at a lower yield than those initially acquired or require that the sale proceeds be maintained temporarily in cash. Such action by a CLO’s collateral manager may reduce the yield that the CLO’s collateral manager is able to achieve. A CLO’s investment tests may incentivize the CLO’s collateral manager to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce our return on investment and may have a negative effect on the fair value of our assets and the market value of our securities.
In addition, the reinvestment period for a CLO may terminate early, which may cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond our control and, consequently, cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as we or a CLO collateral manager might realize excess cash from prepayments earlier than expected. There can be no assurance that CLO collateral managers will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed. If we or a CLO collateral manager are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net investment income and the fair value of that asset.
In addition, in most CLO transactions, CLO debt investors, such as us, are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause such CLO’s outstanding CLO debt securities to be repaid at par.
We are subject to risks associated with loan assignments and participations.

We, or the CLOs in which we invest, may acquire interests in loans either directly (by way of assignment, or “Assignments”) or indirectly (by way of participation, or “Participations”). The purchaser by way of an Assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. In contrast, Participations we acquire in a portion of a debt obligation held by a selling institution (the “Selling Institution”) typically result in a contractual relationship only with such Selling Institution, not with the obligor. We would have the right to receive payments of principal, interest and any fees under the Participation only from the Selling Institution and only upon receipt by the Selling Institution of such payments from the obligor. In purchasing a Participation, we generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any rights of setoff against the obligor, and we may not directly benefit from the collateral supporting the debt obligation in which we purchased the Participation. As a result, we would assume the credit risk of both the obligor and the Selling Institution. In the event of the insolvency of the Selling Institution, we will be treated as a general creditor of the Selling Institution in respect of the Participation and may not benefit from any setoff between the Selling Institution and the obligor.
When we hold a Participation in a debt obligation, we may not have the right to vote to waive enforcement of any default by an obligor. Selling Institutions commonly reserve the right to administer the debt obligations sold by them as they see fit and to amend the documentation evidencing such debt obligations in all respects. However, most Participation agreements with respect to senior secured loans provide that the Selling Institution may not vote in favor of any amendment, modification or waiver that (1) forgives principal, interest or fees, (2) reduces principal, interest or fees that are payable, (3) postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or (4) releases any material guarantee or security without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver).
A Selling Institution voting in connection with a potential waiver of a default by an obligor may have interests different from ours, and the Selling Institution might not consider our interests in connection with its vote. In addition, many Participation agreements with respect to senior secured loans that provide voting rights to the participant further provide that, if the participant does not vote in favor of amendments, modifications or waivers, the Selling Institution may repurchase such Participation at par. An investment by us in a synthetic security related to a loan involves many of the same considerations relevant to Participations.
The lack of liquidity in our investments may adversely affect our business.
The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that we may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, our ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent us from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in a partial or full loss of value to the CLO equity and subordinated debt investors. CLO equity tranches are the most likely tranche to suffer a loss of part or all of their value in these circumstances.
High-yield investments, including collateral held by CLOs in which we invest, generally have limited liquidity. As a result, prices of high-yield investments have, at times, experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decided to sell. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a limited trading market (or no trading market) for such securities. To the extent that a secondary trading market for non-investment grade high-yield investments does exist, it would not be as liquid as the secondary market for highly rated investments. As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. In addition, such loans are generally more difficult to purchase or sell than publicly traded securities because of, among other things: (1) holders of such loans may be offered confidential information relating to the borrower; (2) the unique and customized nature of the loan agreement; and (3) the private syndication of the loan. Although a secondary market may exist, risks like those described above in connection with an investment in high-yield debt investments are also applicable to investments in lower rated loans. Reduced secondary market liquidity would have an adverse impact on the fair value of the securities and on our direct or indirect ability to dispose of particular securities in response to a specific economic event such as deterioration in the creditworthiness of the issuer of such securities.
We may be exposed to counterparty risk.
We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on the obligations represented by investments and result in significant losses.
We may hold investments (including synthetic securities) that would expose us to the credit risk of our counterparties or the counterparties of the CLOs in which we invest. In the event of a bankruptcy or insolvency of such a counterparty, we or a CLO in which such an investment is held could suffer significant losses, including the loss of the part of our or the CLO’s portfolio financed through such a transaction, declines in the value of our investment, including declines that may occur during an applicable stay period, the inability to realize any gains on our investment during such period and fees and expenses incurred in enforcing our rights. If a CLO enters into or owns synthetic securities, the CLO may fall within the definition of “commodity pool” under CFTC rules, and the collateral manager of the CLO may be required to register as a commodity pool operator with the CFTC, which could increase costs for the CLO and reduce amounts available to pay to the equity tranche.
In addition, with respect to certain swaps and synthetic securities, neither the CLOs nor we would usually have a contractual relationship with the entities, referred to as “Reference Entities,” whose payment obligations are the subject of the relevant swap agreement or security. Therefore, neither the CLOs nor we would generally have a right to directly enforce compliance by the Reference Entity with the terms of this kind of underlying obligation, any rights of set-off against the Reference Entity or any voting rights with respect to the underlying obligation. Neither the CLOs nor we will directly benefit from the collateral supporting the underlying obligation and will not have the benefit of the remedies that would normally be available to a holder of such underlying obligation.
We are subject to risks associated with defaults on an underlying asset held by a CLO.
A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that we receive from our investments, will adversely affect the fair value of our assets and could adversely impact our ability to pay dividends. In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion of the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of our portfolio.
We are subject to risks associated with loan accumulation facilities.
We may invest capital in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of such future CLO. Investments in loan accumulation facilities have risks that are similar to those applicable to investments in CLOs as described in this Prospectus. In addition, there is also mark-to-market risk in some loan accumulation facilities, and there typically will be no assurance that the future CLO will be consummated or that the loans held in such a facility are eligible for purchase by the CLO. Furthermore, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks. Loan accumulation facilities typically incur leverage from three to six times prior to a CLO’s closing and as such the potential risk of loss will be increased for such facilities that employ leverage.
We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.
In the event of a bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO or other vehicle in which we invest, a court or other governmental entity may determine that our claims or those of the relevant CLO are not valid or not entitled to the treatment we expected when making our initial investment decision.
Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. For example, in the United States, if a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower: (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. federal bankruptcy law or even longer under state laws) before insolvency. Similar avoidance actions are sometimes available with respect to non-U.S. issuers or borrowers, but there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.

Our underlying assets may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such underlying assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related underlying assets are located and may differ depending on the legal status of the issuer or borrower.
We may be exposed to risks if we invest in the securities of new issuers.
We may indirectly invest in the securities of new issuers and CLOs sponsored by new collateral managers. Investments in relatively new issuers (i.e., those having continuous operating histories of less than three years and CLOs sponsored by new collateral managers) may carry special risks and may be more speculative because such issuers or collateral managers are relatively unseasoned. Such issuers or collateral managers may also lack sufficient resources, may be unable to internally generate the funds necessary for growth and may find external financing to be unavailable on favorable terms or entirely unavailable. Certain issuers may be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when we attempt to dispose of our holdings, we may receive lower prices than might otherwise be the case.
We may expose ourselves to risks if we engage in hedging transactions.
While we do not currently engage in hedging transactions, if we engage in hedging transactions, we would expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates.
Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation at an acceptable price for anticipated fluctuations.
The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.
We and our investments may be subject to currency risk.
Although we primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Any of our investments that are denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. Although we will consider hedging any non-U.S. dollar exposures back to U.S. dollars, an increase in the value of the U.S. dollar compared to other currencies in which we invest or intend to make investments would otherwise reduce the effect of increases and magnify the effect of decreases in the prices of our non-U.S. dollar denominated investments in their local markets. Fluctuations in currency exchange rates will similarly affect the U.S. dollar equivalent of any interest, dividends or other payments made that are denominated in a currency other than U.S. dollars.
We and our investments are subject to risks associated with non-U.S. investing.
While we invest primarily in CLOs that hold underlying U.S. assets, these CLOs may be organized outside the United States, and we may also invest in CLOs that hold collateral that are non-U.S. assets. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.
In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargoes or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, supply chain disruptions, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries, which could have a negative impact on the value of the CLO securities that we hold.
Foreign markets also have different clearance and settlement procedures, and, in certain markets, there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause us to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to us due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.
The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, interest rates, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.
Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.
As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by OFS Advisor, our valuation designee. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution or to make payments on our other obligations in future periods.
If our distributions exceed our taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to our common stockholders. A return of capital distribution will generally not be taxable to our stockholders. However, a return of capital distribution will reduce a stockholder’s adjusted tax basis in our securities on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those securities are sold or otherwise disposed of.
A portion of our income and fees may not be qualifying income for purposes of the income source requirement.
Some of the income and fees that we may recognize will not satisfy the qualifying income requirement applicable to RICs. To ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may be required to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. federal income tax imposed at corporate rates on their earnings, which ultimately will reduce our return on such income and fees.
Downgrades by rating agencies of broadly syndicated loans could adversely impact the financial performance of the CLO vehicles in which we have invested and their ability to pay equity distributions to the Company in the future.
Ratings agencies may, in accordance with the terms of the indentures of the CLOs in which we invest, review CLO tranches and their broadly syndicated loans. Such reviews have, in some cases, resulted in downgrades of broadly syndicated loans. Such downgrades of broadly syndicated loans, as well as downgrades of broadly syndicated loans in the future, could adversely impact the financial performance of the CLO vehicles in which we own equity tranches, thereby limiting the ability of such CLO vehicles to pay equity distributions to the Company in the future. The full extent of downgrades by ratings agencies of broadly syndicated loans is currently unknown, thereby resulting in a high degree of uncertainty with respect to the financial performance of the CLO vehicles in which we own equity tranches and their ability to pay equity distributions to the Company in the future.
Risks Related to an Investment in Our Securities
Our shares of common stock have traded at a discount from NAV and our Series C Term Preferred Stock and Series E Term Preferred Stock may not trade at favorable prices.
Shares of closed-end investment companies frequently trade at a market price that is less than the NAV that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share may decline. It is not possible to accurately predict whether any shares of our common stock will trade at, above, or below NAV. During times of market disruption and instability, shares of closed-end investment companies, including shares of our common stock, have traded below NAV as a result of concerns over liquidity, leverage restrictions and distribution requirements. If our common stock trades below its NAV, we will generally be unable to issue additional shares of our common stock. If additional funds are not available to us, we could be forced to curtail or cease our new investment activities, and our NAV could decrease and our level of distributions could be impacted. Additionally, as a result of volatile market conditions, we cannot provide any assurance that our Series C Term Preferred Stock and Series E Term Preferred Stock will trade at favorable prices.
The market price of our common stock may fluctuate and decrease significantly.
The trading price of our shares of common stock may fluctuate substantially. The price of our shares of common stock that will prevail in the market after any offering made pursuant to this Prospectus may be higher or lower than the price you pay to purchase shares of our common stock, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:
•price and volume fluctuations in the overall stock market from time to time;
•investor demand for our shares;
•significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;
•failure to qualify as a RIC or the loss of RIC status;
•any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•changes, or perceived changes, in the value of our portfolio investments;
•departures of any members of the Senior Investment Team;
•operating performance of companies comparable to us; or
•general economic conditions and trends and other external factors.
In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our share price, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.
We cannot assure you that we will be able to successfully deploy the proceeds of any offering conducted pursuant to this Prospectus within the timeframe we have contemplated.
We currently anticipate that substantially all of the net proceeds of any offering conducted pursuant to this Prospectus will be invested in accordance with our investment objective within approximately one to three months after the consummation of such offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of any such offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of any such offering within our contemplated timeframe after the completion of such offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.
We will have broad discretion over the use of proceeds of any offering conducted pursuant to this Prospectus and will use proceeds in part to satisfy operating expenses.
We will have significant flexibility in applying the proceeds of any offering conducted pursuant to this Prospectus and may use the net proceeds from any such offering in ways with which you may not agree, or for purposes other than those contemplated at the time of such offering. We will also pay operating expenses, and may pay other expenses, such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of any such offering, pending full investment, are used to pay operating expenses.
Your economic and voting interest in us, as well as your proportionate interest in our NAV, may be diluted if you do not fully exercise your subscription rights in any rights offering.
In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offering, own a smaller proportional interest in us, including with respect to voting rights, than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offering.
In addition, if the subscription price is less than our NAV per share, then our stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offering. Such dilution could be substantial.

If we issue additional preferred stock, the NAV and market value of our common stock will likely become more volatile.
We cannot assure you that the issuance of additional preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of additional preferred stock would likely cause the NAV and market value of our common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of our common stock than if we had not issued preferred stock. Any decline in the NAV of our investments would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. In the event of a sharp decline in our NAV, we would be in danger of: (i) failing to maintain the required asset coverage of the preferred stock; (ii) a downgrade in the ratings, if any, of our preferred stock; or (iii) our current investment income being insufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may, at times, have disproportionate influence over our affairs.
Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, will not be available for distributions to our common stockholders.
We may in the future issue debt securities or additional shares of preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, would not be available for distributions to our common stockholders.
Our common stock is subject to a risk of subordination relative to holders of our debt instruments and holders of our preferred stock.
Rights of holders of our common stock are subordinated to the rights of holders of our indebtedness and to the rights of holders of our preferred stock. Therefore, dividends, distributions and other payments to holders of our common stock in liquidation or otherwise may be subject to prior payments due to the holders of our indebtedness or our preferred stock. In addition, under certain circumstances, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of holders of our equity securities.

Holders of any preferred stock we might issue would have the right to elect members of our Board and class voting rights on certain matters.
Except as otherwise provided in our Amended and Restated Articles of Incorporation, Certificate of Designation for the Series C Term Preferred Stock, the Certificate of Designation for the Series D Term Preferred Stock, the Certificate of Designation for the Series E Term Preferred Stock or as otherwise required by law, (1) each holder of our preferred stock is entitled to one vote for each share of preferred stock held by such holder on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding shares of preferred stock and shares of common stock will vote together as a single class; provided that holders of preferred stock, voting separately as a class, will elect two of our directors and will be entitled to elect a majority of our directors if we fail to pay dividends on any outstanding shares of preferred stock in an amount equal to two full years of dividends and continuing during that period until we correct that failure. Holders of shares of our preferred stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of shares of our preferred stock.
You may not receive distributions or our distributions may decline or may not grow over time.
We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In particular, our future distributions are dependent upon the investment income we receive on our portfolio investments. To the extent such investment income declines, our ability to pay future distributions may be harmed.
General Risk Factors
We may experience fluctuations in our quarterly operating results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the interest and other income earned on our investments, the level of our expenses (including the interest or dividend rate payable on the debt securities or preferred stock we issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
We incur significant costs as a result of being a publicly traded company.
As a publicly traded company, we have incurred and expect to continue to incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.
We are subject to risks related to corporate social responsibility.
Our business faces increasing public scrutiny related to ESG activities, which are increasingly considered to contribute to the long-term sustainability of a company’s performance. A variety of organizations measure the performance of companies on ESG topics, and the results of these assessments are widely publicized. In addition, investments in funds that specialize in companies that perform well in such assessments are increasingly popular, and major institutional investors have publicly emphasized the importance of such ESG measures to their investment decisions.
We risk damage to our brand and reputation if we fail to act (or are perceived to not act) responsibly in a number of areas, such as diversity, equity and inclusion, environmental stewardship, corporate governance, support for local communities and transparency and considering ESG factors in our investment processes. Adverse incidents with respect to ESG activities could impact the value of our brand, the cost of our operations and our relationships with investors, all of which could adversely affect our business and results of operations. At the same time, there are various approaches to responsible investing activities and divergent views on the consideration of ESG topics. These differing views increase the risk that any action or lack thereof with respect to any ESG activities will be perceived negatively. “Anti-ESG” sentiment has gained momentum across the U.S., with several states having enacted or proposed “anti-ESG” policies, legislation or issued related legal opinions. If investors subject to such legislation view any of our ESG activities as being in contradiction of such “anti-ESG” policies, legislation or legal opinions, such investors may not invest in us and it could negatively affect the price of our common stock.
Regulatory initiatives related to ESG, and the scope and timing of these initiatives, could also adversely affect our business. The SEC has proposed rules to require disclosure of certain ESG-related matters, which may be adopted in 2024. At this time, there is uncertainty regarding the scope of such proposals or when they would become effective (if at all). Compliance with any new laws or regulations increases our regulatory burden and could make compliance more difficult and expensive, affect the manner in which we or our investments conduct business and adversely affect our profitability.
Further downgrades of the U.S. credit rating, impending automatic spending cuts or a government shutdown could negatively impact our liquidity, financial condition and earnings.
U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have previously lowered, or threatened to lower, the long-term sovereign credit rating on the United States.
The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Absent quantitative easing by the Federal Reserve, these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time and may lead to additional U.S. federal government shutdowns. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.
Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems or those of our third-party vendors for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The risk of a security breach or disruption, particularly through cyber-attacks or cyber intrusions, including by computer hackers, nation-state affiliated actors, and cyber terrorists, has generally increased as the number, intensity and sophistication of attempted attacks and intrusions from around the world have increased. Despite careful security and controls design, our information technology systems and the information technology systems of our third-party vendors may be subject to security breaches and cyber-attacks, the result of which may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation damage to business relationships and damage to our competitiveness, stock price, and long-term stockholder value. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As our and our third party vendors’ reliance on technology has increased, so have the risks posed to our information systems, both internally and those provided by OFS Services and third-party service providers. OFS Advisor has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.
In addition, cybersecurity has become a top priority for regulators around the world, including the SEC, and some jurisdictions have enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data. Even the most well-protected information, networks, systems and facilities remain potentially vulnerable because the techniques used in such attempted security breaches evolve and generally are not recognized until launched against a target, and in some cases are designed not be detected and, in fact, may not be detected. Accordingly, we and our service providers may be unable to anticipate these techniques or to implement adequate security barriers or other preventative measures, and thus it is impossible for us and our service providers to entirely mitigate this risk.
Cybersecurity risks require continuous and increasing attention and other resources from us to, among other actions, identify and quantify these risks and upgrade and expand our technologies, systems and processes to adequately address such risks. Such attention diverts time and other resources from other activities and there is no assurance that our efforts will be effective. If we fail to comply with relevant laws and regulations, we could suffer financial losses, a disruption of our businesses, liability to investors, regulatory intervention or reputational damage. Further, the increased use of mobile and cloud technologies due to the proliferation of remote work and flexible work arrangements have heightened our vulnerability to a cybersecurity risk or incident. Reliance on mobile or cloud technology or any failure by mobile technology and cloud service providers to adequately safeguard systems could disrupt our operations or the operations of our service providers and result in misappropriation, corruption or loss of personal, confidential or proprietary information or the inability to conduct business operations. Extended periods of remote working, whether by us or our service providers, could strain technology resources, introduce operational risks and otherwise heighten the risks described above.
We are subject to risks associated with artificial intelligence and machine learning technology.
Recent technological advances in artificial intelligence and machine learning technology (“Machine Learning Technology”) pose risks to us, OFS Advisor and any third parties that we engage with. We could be exposed to the risks of Machine Learning Technology if third-party service providers or any counterparties use Machine Learning Technology in their business activities. We and OFS Advisor are not in a position to control the use of Machine Learning Technology in third-party products or services. Use of Machine Learning Technology could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming partly accessible by other third-party Machine Learning Technology applications and users. Machine Learning Technology and its applications continue to develop rapidly, and we cannot predict the risks that may arise from such developments.
Machine Learning Technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that Machine Learning Technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error and could otherwise be inadequate or flawed, which would likely degrade the effectiveness of Machine Learning Technology. To the extent we are exposed to the risks of Machine Learning Technology use, any such inaccuracies or errors could adversely impact us and our business.
Increased data protection regulation may result in increased complexities and risk in connection with the operation of our business.
We operate in businesses that are highly dependent on information systems and technology. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. Cybersecurity has become a priority for regulators in the U.S. and around the world. Many jurisdictions in which we or our investments operate have laws and regulations relating to data privacy, cybersecurity and protection of personal information, and many of these laws and regulations can be inconsistent across jurisdictions and are subject to evolving and, at times, conflicting interpretations. Government officials and regulators, privacy advocates and class action attorneys are increasingly scrutinizing how companies collect, process, use, store, share and transmit personal data. This scrutiny can result in new and shifting interpretations of existing laws, thereby further impacting our business. For example, the General Data Protection Regulation in the European Economic Area and the United Kingdom continues to be interpreted by European and UK courts in novel ways, leading to shifting requirements, country specific differences in application and uncertain enforcement priorities. More recently, new and emerging state laws in the United States on privacy, data and related technologies, such as the California Consumer Privacy Act and the California Privacy Rights Act, as well as industry self-regulatory codes and regulatory requirements, create new privacy and security compliance obligations and expand the scope of potential liability, either jointly or severally with our customers and suppliers. Non-compliance with any of the aforementioned laws, rules or regulations or other similar laws, rules and regulations, represents a serious risk to our business. Some jurisdictions have also enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data. Breaches in security could potentially jeopardize our, our employees’ or our investors’ or counterparties’ confidential and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our, our employees’, our investors’, our counterparties’ or third parties’ operations, which could result in significant losses, increased costs, disruption of our business, liability to our investors and other counterparties, regulatory intervention or reputational damage. Furthermore, if we fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties.
Given the risks described above or incorporated by reference herein, an investment in our securities may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in our securities.

Special Note Regarding Forward-Looking Statements
This Prospectus and any prospectus supplement or free writing prospectus, and other statements that we may make, including those incorporated by reference into this Prospectus, any applicable prospectus supplement or any free writing prospectus, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
In addition, statements that we “believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the applicable date of this Prospectus, free writing prospectus and documents incorporated by reference into this Prospectus and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements.

USE OF PROCEEDS
We intend to use the net proceeds from the sale of our securities pursuant to this Prospectus to acquire investments in accordance with our investment objectives and strategies described in this Prospectus. We currently anticipate being able to deploy any remaining proceeds from any such offering within three months after the completion of such offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. Any supplement to this Prospectus relating to an offering conducted pursuant to this Prospectus will more fully identify the use of proceeds from such offering. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock is traded on The Nasdaq Capital Market under the symbol “OCCI.” The following table sets forth, for each fiscal quarter during the last two fiscal years, the NAV per share of our common stock, the high and low sales prices for our common stock, such sales prices as a percentage of NAV per share, and distributions per share. Since our initial public offering, shares of our common stock generally have traded at a discount and at a premium to the net assets attributable to those shares. It is not possible to predict whether our common stock will trade at, above, or below NAV.

	NAV(1)	Price Range		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Distributions per Share
Period		High	Low
Fiscal Year 2024
First Quarter	$7.68	$7.25	$5.47	(5.6)%	(28.8)%	$0.30
Fiscal Year 2023
Fourth Quarter	$7.55	$8.52	$6.15	12.8%	(18.5)%	$0.55(3)
Third Quarter	$8.02	$10.15	$8.00	26.6%	(0.2)%	$0.55(4)
Second Quarter	$8.48	$10.50	$8.85	23.8%	4.4%	$0.55(5)
First Quarter	$10.13	$10.46	$7.88	3.3%	(22.2)%	$0.55(6)
Fiscal Year 2022
Fourth Quarter	$9.98	$10.99	$7.82	10.1%	(21.6)%	$0.55(7)
Third Quarter	$10.61	$12.79	$8.85	20.5%	(16.6)%	$0.55(8)
Second Quarter	$12.44	$13.40	$11.45	7.7%	(8.0)%	$0.55(9)
First Quarter	$13.72	$13.80	$11.85	0.6%	(13.6)%	$0.55(10)
(1)NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)Calculated as the respective high or low intraday sales price divided by quarter-end NAV.
(3)This distribution was partially paid in shares of our common stock. Stockholders had until October 17, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.65 million in cash and 943,865 shares of common stock, or approximately 6.3% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $6.98 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on October 16, 17 and 18, 2023.
(4)This distribution was partially paid in shares of our common stock. Stockholders had until July 18, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.19 million in cash and 571,338 shares of common stock, or approximately 4.7% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $8.33 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on July 17, 18 and 19, 2023.
(5)This distribution was partially paid in shares of our common stock. Stockholders had until April 12, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.12 million in cash and 488,020 shares of common stock, or approximately 4.8% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.18 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on April 11, 12 and 13, 2023.

(6)This distribution was partially paid in shares of our common stock. Stockholders had until January 18, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.04 million in cash and 449,158 shares of common stock, or approximately 4.8% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.25 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on January 17, 18 and 19, 2023.
(7)This distribution was partially paid in shares of our common stock. Stockholders had until October 13, 2022 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.99 million in cash and 475,911 shares of common stock, or approximately 5.3% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $8.29 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on October 12, 13 and 14, 2022.
(8)This distribution was partially paid in shares of our common stock. Stockholders had until July 14, 2022 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.91 million in cash and 399,596 shares of common stock, or approximately 4.8% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.14 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on July 13, 14 and 15, 2022.
(9)This distribution was partially paid in shares of our common stock. Stockholders had until April 14, 2022 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.88 million in cash and 286,376 shares of common stock, or approximately 3.6% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $12.29 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on April 13, 14 and 15, 2022.
(10)This distribution was partially paid in shares of our common stock. Stockholders had until January 18, 2022 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.85 million in cash and 254,800 shares of common stock, or approximately 3.3% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.33 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on January 17, 18 and 19, 2022.
Regular Distributions
We intend to make regular monthly distributions of all or a portion of our reported earnings to stockholders, and at least 90% of our annual ICTI. Should our annual ICTI exceed our reported earnings, special distributions may be required to maintain our RIC status upon determination of our annual ICTI. We also intend to make at least annual distributions of all or a portion of our “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses). Our monthly distributions, if any, will be determined by our Board. Any distributions to our stockholders will be declared out of assets legally available for distribution.

The following table reflects the cash distributions, including distributions reinvested and returns of capital, if any, per share that we have declared on our common stock since our IPO.

Period Ended	Record Date	Payment Date	Distributions Per Share	GAAP Net Investment Income per Share	Distributions in excess of GAAP Net Investment Income per Share(1)
Fiscal 2024
April 30, 2024	April 19, 2024	April 30, 2024	$0.1000	n/m	n/m
March 31, 2024	March 19, 2024	March 29, 2024	0.1000	n/m	n/m
February 29, 2024	February 19, 2024	February 29, 2024	0.1000	n/m	n/m
January 31, 2024	January 24, 2024	January 31, 2024	0.1000	n/m	n/m
December 31, 2023	December 22, 2023	December 29, 2023	0.1000	n/m	n/m
November 30, 2023	December 22, 2023	December 29, 2023	0.1000	n/m	n/m

Fiscal 2023
October 31, 2023	September 15, 2023	October 31, 2023(16)	$0.5500	n/m	n/m
July 31, 2023	June 14, 2023	July 31, 2023(15)	0.5500	n/m	n/m
April 30, 2023	March 14, 2023	April 28, 2023(14)	0.5500	n/m	n/m
January 31, 2023	December 13, 2022	January 31, 2023(13)	0.5500	n/m	n/m
Total for fiscal year ended October 31, 2023			$2.2000	$1.4600	$0.7400

Fiscal 2022
October 31, 2022	September 13, 2022	October 31, 2022(12)	$0.5500	n/m	n/m
July 31, 2022	June 13, 202	July 29, 2022(11)	0.5500	n/m	n/m
April 30, 2022	March 15, 2022	April 29, 2022(10)	0.5500	n/m	n/m
January 31, 2022	December 31, 2021	January 31, 2022(9)	0.5500	n/m	n/m
Total for fiscal year ended October 31, 2022			$2.2000	$1.5800	$0.6200

Fiscal 2021
October 31, 2021	September 13, 2021	October 29, 2021(8)	$0.5500	n/m	n/m
July 31, 2021	June 14, 2021	July 30, 2021(7)	0.5400	n/m	n/m
April 30, 2021	March 23, 2021	April 30, 2021(6)	0.5300	n/m	n/m
January 31, 2021	December 18, 2020	January 29, 2021(5)	0.5200	n/m	n/m
Total for fiscal year ended October 31, 2021			$2.1400	$1.2200	$0.9200

Fiscal 2020
October 31, 2020	September 15, 2020	October 30, 2020(4)	$0.5200	n/m	n/m
July 31, 2020	June 16, 2020	July 31, 2020(3)	0.5200	n/m	n/m
April 30, 2020	April 23, 2020	April 30, 2020	0.1734	n/m	n/m
March 31, 2020	March 24, 2020	March 31, 2020	0.1734	n/m	n/m
February 29, 2020	February 21, 2020	February 28, 2020	0.1734	n/m	n/m
January 31, 2020	January 24, 2020	January 31, 2020	0.1700	n/m	n/m
December 31, 2019	December 24, 2019	December 31, 2019	0.1700	n/m	n/m
November 30, 2019	November 22, 2019	November 29, 2019	0.1700	n/m	n/m
Total for fiscal year ended October 31, 2020			$2.0702	$1.5800	$0.4902

Fiscal 2019
October 31, 2019	October 24, 2019	October 31, 2019	$0.1670	n/m	n/m
September 30, 2019	September 23, 2019	September 30, 2019	0.1670	n/m	n/m

Period Ended	Record Date	Payment Date	Distributions Per Share	GAAP Net Investment Income per Share	Distributions in excess of GAAP Net Investment Income per Share(1)
August 31, 2019	August 23, 2019	August 30, 2019	0.1670	n/m	n/m
July 31, 2019	July 24, 2019	July 31, 2019	0.1670	n/m	n/m
June 30, 2019	June 21, 2019	June 28, 2019	0.1670	n/m	n/m
May 31, 2019	May 24, 2019	May 31, 2019	0.1670	n/m	n/m
April 30, 2019	April 23, 2019	April 30, 2019	0.1670	n/m	n/m
March 31, 2019	March 22, 2019	March 29, 2019	0.1670	n/m	n/m
February 28, 2019	February 21, 2019	February 28, 2019	0.1670	n/m	n/m
January 31, 2019	January 14, 2019	January 31, 2019	0.1670	n/m	n/m
December 31, 2018	December 10, 2018	December 31, 2018	0.1670	n/m	n/m
November 30, 2018	November 12, 2018	November 30, 2018	0.1670	n/m	n/m
October 31, 2018	November 5, 2018	November 16, 2018(2)	0.1130	n/m	n/m
Total for fiscal year ended October 31, 2019			$2.1170	$1.6600	$0.4570

n/m    Not meaningful
(1)    This information is not for tax reporting purposes. Each common stockholder will receive a Form 1099-DIV following the end of each calendar year, which will reflect the actual amounts of taxable ordinary income, capital gain and return of capital paid by us for that calendar year. Return of capital distributions reported on Form 1099-DIV represented 17%, 0%, 75%, 23%, 78%, and 0% of total distributions to our common stockholders, for calendar years ended December 31, 2023, 2022, 2021, 2020, 2019 and 2018, respectively. Investors are urged to consult with their tax advisor concerning the reporting of our distributions.
(2)    The amount of the distribution was proportionately reduced to reflect the number of days remaining in the month after the completion of our IPO.
(3)    This distribution was partially paid in shares of our common stock. Stockholders had until July 16, 2020 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 10% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.17 million in cash and 168,729 shares of common stock, or approximately 5.2% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 10% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.00 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on July 15, 16 and 17, 2020.
(4)    This distribution was partially paid in shares of our common stock. Stockholders had until October 15, 2020 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 10% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.18 million in cash and 167,105 shares of common stock, or approximately 4.9% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 10% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.56 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on October 14, 15 and 16, 2020.
(5)    This distribution was partially paid in shares of our common stock. Stockholders had until January 21, 2021 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.37 million in cash and 111,491 shares of common stock, or approximately 3.1% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.36 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on January 20, 21 and 22, 2021.

(6)    This distribution was partially paid in shares of our common stock. Stockholders had until April 22, 2021 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.40 million in cash and 106,847 shares of common stock, or approximately 2.1% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.04 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on April 21, 22 and 23, 2021.
(7)    This distribution was partially paid in shares of our common stock. Stockholders had until July 15, 2021 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.64 million in cash and 181,961 shares of common stock, or approximately 2.8% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $14.14 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on July 14, 15 and 16, 2021.
(8)    This distribution was partially paid in shares of our common stock. Stockholders had until October 14, 2021 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.82 million in cash and 239,088 shares of common stock, or approximately 3.2% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.67 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on October 13, 14 and 15, 2021.
(9)    This distribution was partially paid in shares of our common stock. Stockholders had until January 18, 2022 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.85 million in cash and 254,800 shares of common stock, or approximately 3.3% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.33 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on January 17, 18 and 19, 2022.
(10)    This distribution was partially paid in shares of our common stock. Stockholders had until April 14, 2022 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.88 million in cash and 286,376 shares of common stock, or approximately 3.6% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $12.29 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on April 13, 14 and 15, 2022.
(11)    This distribution was partially paid in shares of our common stock. Stockholders had until July 14, 2022 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.91 million in cash and 399,596 shares of common stock, or approximately 4.8% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.14 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on July 13, 14 and 15, 2022.
(12)    This distribution was partially paid in shares of our common stock. Stockholders had until October 13, 2022 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $0.99 million in cash and 475,911 shares of common stock, or approximately 5.3% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $8.29 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on October 12, 13 and 14, 2022.
(13)    This distribution was partially paid in shares of our common stock. Stockholders had until January 18, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.04 million in cash and 449,158 shares of common stock, or approximately 4.8% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.25 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on January 17, 18 and 19, 2023.
(14)    This distribution was partially paid in shares of our common stock. Stockholders had until April 12, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.12 million in cash and 488,020 shares of common stock, or approximately 4.8% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.18 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on April 11, 12 and 13, 2023.
(15)    This distribution was partially paid in shares of our common stock. Stockholders had until July 18, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.19 million in cash and 571,338 shares of common stock, or approximately 4.7% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $8.33 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on July 17, 18 and 19, 2023.
(16)    This distribution was partially paid in shares of our common stock. Stockholders had until October 17, 2023 to elect whether to receive the distribution in cash (up to an aggregate maximum cash amount of 20% of the total distribution), excluding any cash paid for fractional shares, or in shares of the Company’s common stock. The distribution consisted of approximately $1.65 million in cash and 943,865 shares of common stock, or approximately 6.3% of the Company’s outstanding common stock prior to the distribution. The amount of cash elected to be received was greater than the cash limit of 20% of the aggregate distribution amount, therefore resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $6.98 per share, which equaled the volume weighted average trading price per share of the Company’s common stock on The Nasdaq Capital Market on October 16, 17 and 18, 2023.
The actual amount of future distributions, if any, remain subject to approval by our Board. If our distributions from reported earnings exceed our ICTI in a tax year, such excess will represent a return of capital to our stockholders. Additionally, in order to maintain a stable level of distributions, we may pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. To the extent that our net investment income for any year exceeds the total distributions paid during the year, we may make a special distribution or we may retain such income and incur excise taxes on the undistributed amount. Over time, we expect that substantially all of our ICTI will be distributed.
We generally intend to reinvest the capital returned to us from our investments. However, GAAP may require us to characterize all or a portion of our non-taxable (i.e., return of capital) distributions from our CLO investments as interest income. See “Risk Factors—Risks Related to Our Investments—CLO investments involve complex documentation and accounting considerations, and as a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments” in this Prospectus.
We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. On June 1, 2023, our Board adopted a change to our dividend reinvestment plan so that common stockholders who affirmatively arrange to participate in our dividend reinvestment plan through their broker or financial intermediary (who may be capable of facilitating such participation) or directly through our transfer agent, may receive a number of shares based on 95% of the market price per share of common stock at the close of regular trading on The Nasdaq Capital Market on the valuation date fixed by the Board for such distribution (i.e., the payment date), providing a 5% discount to the market price. See “Item 1. Report to Stockholders—Dividend Reinvestment Plan” in our most recent Annual Report on Form N-CSR and in our most recent Semi-Annual Report on Form N-CSRS. Dividend and capital gains distributions generally are taxable to our stockholders whether they are reinvested in shares of our common stock or received in cash.
Capital Gains Distributions
The 1940 Act currently limits the number of times we may distribute long-term capital gains in any tax year, which may increase the variability of our distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, OFS Advisor may seek Board approval to implement a managed distribution plan for us. The managed distribution plan would be implemented pursuant to an exemptive order that we would intend to obtain from the SEC granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit us to include long-term capital gains as a part of our regular distributions to stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If we implement a managed distribution plan, we would do so without a vote of our stockholders. There can be no assurance that we will implement such a plan, nor can there be any assurance that SEC relief will be obtained.
At least annually, we intend to timely distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gains and pay U.S. federal income tax on the retained gain. As provided under U.S. federal income tax law, if we retain all or a portion of such gains and make an election, stockholders of record as of the end of our taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by us. We may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.
RIC Distribution Requirement
We have elected, and intend to qualify annually, to be treated as a RIC for U.S. federal income tax purposes under the Code. Accordingly, we intend to satisfy certain requirements relating to sources of our income and diversification of our total assets and to satisfy certain distribution requirements, so as to maintain our RIC tax treatment. To the extent we qualify as a RIC and satisfy the applicable distribution requirements, we will not be subject to U.S. federal income tax on income and gains timely distributed to our stockholders in the form of dividends or capital gains distributions.
As a RIC, we generally will not be subject to U.S. federal income tax on our ICTI (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we timely distribute in each taxable year to stockholders, provided that we distribute an amount at least equal to the sum of 90% of our ICTI and 90% of our net tax-exempt interest income for such taxable year. We intend to distribute to stockholders, at least annually, substantially all of our ICTI, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% U.S. federal excise tax obligation, the Code requires that we generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such year, (ii) 98.2% of our capital gain net income, generally computed on the basis of the one-year period ending on October 31 of such year and (iii) 100% of any ordinary income and capital gains net income that we recognized in the prior year (as previously computed), but were not distributed during such year, and on which we paid no U.S. federal income tax. See “U.S. Federal Income Tax Matters—Taxation as a Regulated Investment Company” in this Prospectus.
We are subject to significant and variable differences between our reported earnings under GAAP and our taxable income particularly as it relates to our CLO equity investments. Because of the tax recognition requirements for CLO vehicles, which may generally constitute PFICs, taxable income attributed to a CLO equity investment that will be includable in our calculation of ICTI can be dramatically different from the interest income recognized for financial reporting purposes under GAAP for these investments. Taxable income included in our ICTI will be based upon the our share of earnings as determined under tax regulations for each CLO entity, which may not be consistent with the distributions we receive from those investments (significant differences are possible), while reported earnings will be based upon an effective yield calculation (which requires the calculation of a yield to expected redemption date based upon an estimation of the amount and timing of future distributions irrespective of their tax character). Our ICTI will be based on the taxable income from our CLO equity investments and other investments as well as other sources of taxable income less deductible expenses incurred in the normal course of our operations, including management and incentive fees, administrative expenses, general and administrative expenses, and interest expense on any future debt obligations we may incur. Under certain circumstances, we may be required to recognize income from our CLO investments no later than the time we recognize such income for GAAP purposes. The Company’s final taxable earnings for any fiscal year will not be known until our tax returns are filed for that period and we will be required to estimate includable income for investor reporting and RIC compliance purposes, which may result in significant variability in our distributions as special distributions may be required to maintain our RIC status. In addition, if our distributions, based in part on our estimates of taxable income, are less than our final taxable income, we may incur excise tax.
Additional Information
The tax treatment and characterization of our distributions may vary substantially from time to time because of the varied nature of our investments. If our total distributions in any year exceed the amount of our current and accumulated earnings and profits, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes to the extent not designated as a capital gain dividend. Under the 1940 Act, for any distribution that includes amounts from sources other than current or accumulated undistributed net income (calculated on a book basis), we are required to provide stockholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to stockholders that is not attributable to our earnings but represents a return of part of the stockholder’s investment. If our distributions exceed our current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the stockholder’s adjusted tax basis in shares of our stock (thus reducing a stockholder’s adjusted tax basis in his or her Shares), and thereafter as capital gains assuming shares of our stock are held as a capital asset. Upon the sale of shares of our stock, a stockholder generally will recognize capital gains or loss equal to the difference between the amount realized on the sale and the stockholder’s adjusted tax basis in shares of our stock sold. For example, in year one, a stockholder purchased 100 shares of our common stock at $10 per share. In year two, the stockholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the stockholder an adjusted basis of $9 per share. In year three, the stockholder sells the 100 shares for $15 per share. Assuming no other transactions during this period, a stockholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.

BUSINESS
OFS Credit Company, Inc. is a non-diversified, externally managed closed-end management investment company that has registered as an investment company under the 1940 Act. We were formed as a Delaware corporation on September 1, 2017.
Investment Objectives
Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. We have elected, and intend to qualify annually, to be treated as a RIC for U.S. federal income tax purposes under subchapter M of the Code. See “U.S. Federal Income Tax Matters” in this Prospectus.
Under normal market conditions, we invest at least 80% of our assets, or net assets plus borrowings, in floating rate credit-based instruments and other structured credit investments including: (i) CLO debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments (“80% Policy”). We define “credit” to consist primarily of the debt investments and instruments described in our 80% Policy. See “Business” and “Additional Investments and Techniques” in this Prospectus for the criteria used to select the investments outlined in our 80% Policy. The CLOs in which we invest or intend to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. As part of the 80% Policy    , we may also invest in other securities and instruments that are related to these investments or that OFS Advisor believes are consistent with our investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. Loan accumulation facilities are short-to-medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. See “Risk Factors—Risks Related to Our Investments—We are subject to risks associated with loan accumulation facilities.” Loan accumulation facilities typically incur leverage between three and six times prior to a CLO’s pricing. The amount that we invest in these other securities and instruments may vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on OFS Advisor’s assessment of prevailing market conditions. The CLO securities in which we will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. These investment objectives are not fundamental policies of ours and may be changed by our Board on 60 days’ notice to our stockholders.
The impact of current political, economic and industry conditions, including elevated interest and inflation rates, the ongoing war between Russia and Ukraine, the escalated armed conflict in the Middle East, instability in the U.S. and international banking systems, the risk of recession or a shutdown of U.S. government services, has disrupted, and may continue to disrupt, our business, our portfolio companies, our industry and the global economy. See “Risk Factors—Global economic, political and market conditions may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability.”We believe that the market for CLO-related assets continues to provide us with opportunities to generate attractive risk-adjusted returns over the long term.
Investment Strategy
When we acquire securities at the inception of a CLO in an originated transaction (i.e., the primary CLO market), we invest in CLO securities that OFS Advisor believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued around the same time. When we acquire existing CLO securities, we invest in CLO securities that OFS Advisor believes have the potential to generate attractive risk-adjusted returns.
We pursue a differentiated strategy within the CLO market focused on:
•proactive sourcing and identification of investment opportunities;
•utilization of a methodical and rigorous investment analysis and due diligence process both structurally and on a loan-level basis;
•utilization of our in-house CLO investment team and related investment processes to provide credit analysis of each underlying loan portfolio within the CLO securities;
•active involvement at the CLO structuring and formation stage; and
•taking, in many instances, significant stakes in CLO equity and subordinated debt tranches.
We believe that OFS Advisor’s extensive relationships with CLO collateral managers and other market participants, its CLO structural expertise and its in-house CLO investment team enable us to source and execute investments consistent with our investment objectives and provide investors with loan-level expertise and analysis. OFS Advisor may negotiate enhanced economics for us and any other accounts that may be co-investing in return for providing relative certainty of CLO equity placement, which is often the most difficult tranche to place. These enhanced returns may take the form of: (i) CLO management fee rebates; (ii) bank arrangement fee concessions; or (iii) other forms of economic enhancement.
When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence certain of the CLO’s key terms and conditions. Specifically, OFS Advisor believes that, although typically exercised in limited circumstances, the protective rights associated with holding a majority position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents that may arise) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly or we may benefit from the advantages of a majority position where both we and other accounts managed by OFS Advisor or other parties collectively hold a majority position. See “—Other Investment Techniques—Co-Investment with Affiliates.”
We seek to construct a broad and varied portfolio of CLO securities, including with respect to:
•number of borrowers underlying each CLO;
•industry type of a CLO’s underlying borrowers;
•number and investment style of CLO collateral managers; and
•CLO vintage period (i.e., year of origination).
OFS Advisor has a long-term oriented investment philosophy and seeks to invest primarily with a view to hold securities until maturity. However, on an ongoing basis, OFS Advisor actively monitors each investment and may sell positions if circumstances have changed from the time of investment or if OFS Advisor believes it is in our best interest to do so.
CLO Overview
Our investments in CLOs are comprised primarily of investments in the equity and subordinated debt tranches of CLOs. We focus on securitization vehicles that pool portfolios of primarily below investment grade U.S. senior secured loans, which pools of underlying assets are often referred to as a CLO’s “collateral.” The vast majority of the portfolio of most CLOs consists of first lien senior secured loans although many CLOs enable the CLO collateral manager to invest up to approximately 10% of the portfolio in other assets, including second lien loans, unsecured loans, DIP loans and fixed rate loans.
CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry, and is subject to certain asset concentration limitations. Most CLOs are structured to allow for reinvestment of proceeds of repayments of assets over a specific period of time (typically four to five years). We target cash flow CLOs, for which the terms and covenants of the structure are typically based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests. CLO payment provisions are detailed in a CLO’s indenture and are referred to as the “priority of payments” or “waterfall.”
A CLO funds the purchase of its investment portfolio through the issuance of CLO equity and debt instruments in the form of multiple, primarily floating rate debt, tranches. The CLO debt tranches typically have a stated coupon and are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s, S&P and/or Fitch. Unrated and below investment grade and unrated securities are sometimes referred to as “junk” securities. CLO debt tranches are not impacted by defaults and realized losses until total losses exceed the value of the equity tranche.
The CLO equity tranche, which is in the first loss position, is unrated and subordinated to the debt tranches and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO. The holders of CLO equity tranche interests are typically entitled to any cash reserves that form part of the structure when such reserves are permitted to be released. The CLO equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of the debt securities. Economically, the equity tranche benefits from the difference between the interest received from the investment portfolio and the interest paid to the holders of debt tranches of the CLO structure. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency.
Each tranche within a typical CLO has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying investment portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO also typically has the ability to call the debt tranches following a non-call period. Debt tranches of CLOs typically do not have the right to call the other CLO security tranches.
Generally, the loans underlying the CLOs in which we invest or expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, some of the loans underlying the CLOs in which we invest may be referred to as “covenant-lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their financial covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Typically, the indenture governing a CLO will permit only a certain percentage of the loans underlying a CLO to be “covenant lite.” Accordingly, to the extent we are exposed to “covenant-lite” loans, we may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
The CLO structure highlighted below is a hypothetical structure provided for illustrative purposes only and the structure of CLOs in which we invest may vary substantially from the example set forth below.

CLOs generally do not face refinancing risk on the CLO debt since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically 5 – 8 years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 – 12 years from the date of issuance). In the current market environment, we expect investment opportunities in CLO equity to present more attractive risk-adjusted returns than CLO debt, although we expect to make investments in CLO debt and related investments, in certain cases, to complement the CLO equity investments that we make. As market conditions change, our investment focus may vary from time to time between CLO equity and CLO debt investments.
CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture, that govern how cash generated from a CLO’s underlying collateral is distributed to the CLO debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and sales.
Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests. OFS Advisor believes that excess interest-related cash flow is an important driver of CLO equity returns. In addition, relative to certain other high-yielding credit investments, such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows (historically, often in excess of 20% per annum of face value) during the early years of a CLO’s life if there is no disruption in the interest waterfall due to a failure to remain in compliance with certain tests.
Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically 4 – 5 years from the closing of the CLO). Specifically, a CLO’s collateral manager normally has broad latitude — within a specified set of asset eligibility and diversity criteria — to manage and modify a CLO’s portfolio over time. We believe that skilled CLO collateral managers can add significant value through a combination of: (1) their credit expertise; and (2) a strong understanding of how to manage effectively within the rules-based structure of a CLO and optimize CLO equity returns.
After the CLO’s reinvestment period has ended, in accordance with the CLO’s principal waterfall, cash generated from principal payments or other proceeds are generally distributed to repay CLO debt investors in order of seniority. That is, the AAA tranche investors are repaid first, the AA tranche investors second and so on, with any remaining principal being distributed to the equity tranche investors. In certain instances, principal may be reinvested after the end of the reinvestment period. OFS Advisor believes these reinvestment provisions are generally beneficial to holders of the CLO’s equity.

CLOs contain a variety of covenants that are designed to enhance the credit protection of CLO debt investors, including overcollateralization tests (“overcollateralization tests”) and interest coverage tests (“IC Tests”). The overcollateralization tests and IC Tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets to liabilities subject to certain adjustments) and interest coverage, respectively. If a CLO breaches an overcollateralization test or IC Test, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position.
Most CLOs also have interest diversion tests, which also act to ensure that CLOs maintain adequate overcollateralization. If a CLO breaches an interest diversion test, excess interest cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to acquire new collateral obligations until the test is satisfied. Such diversion would lead to payments to the equity investors being delayed and/or reduced.
Cash flow CLOs do not have mark-to-market triggers and, with limited exceptions (such as the proportion of assets rated “CCC+” or lower (or their equivalent) by which such assets exceed a specified concentration limit, discounted purchases and defaulted assets), CLO covenants are calculated using the par value of collateral, not the market value or purchase price. As a result, a decrease in the market price of a CLO’s performing portfolio does not generally result in a requirement for the CLO collateral manager to sell assets (i.e., no forced sales) or for CLO equity investors to contribute additional capital (i.e., no margin calls).
Overview of Senior Secured Loans
Senior secured loans represent a large and mature segment of the U.S. corporate credit market. According to PitchBook Data, Inc., as of January 31, 2024, the amount of institutional senior secured loans outstanding was approximately $1.39 trillion.
Broadly syndicated senior secured loans are typically originated and structured by banks on behalf of corporate borrowers with proceeds often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly syndicated senior secured loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: (i) CLOs; (ii) senior secured loan and high yield bond mutual funds; (iii) closed-end funds, hedge funds, banks, insurance companies; and (iv) finance companies. With respect to demand, which LCD, a part of PitchBook Data, Inc., defines as CLO issuance combined with retail cash flows to U.S. loan funds, US CLO managers priced 29 new-issue loan securitizations in January 2024, totaling $12.5 billion, the highest-ever January level reported by PitchBook Data, Inc. for new-deal CLO issuance, as demand for newly issued highly leveraged loans is currently high.
Senior secured loans are floating rate instruments, typically making quarterly interest payments based on a spread over SOFR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S Treasury securities.
We believe that senior secured loans have historically represented an attractive and stable base of collateral for CLOs. In particular, the primary attributes of senior secured loans include:
•Senior:  Senior position in a company’s capital structure
•Secured:  First lien security interest in a company’s assets
•Floating Rate:  Reduces interest rate risk associated with fixed rate bonds
•Low LTV:  On average, senior secured loans historically have had a loan-to-value ratio of approximately 40% – 60% at the time of origination

The table below depicts a representative capital structure for a company issuing a senior secured loan and illustrates the cushion provided by subordinated debt and equity capital. There is no assurance that all companies in which the Company invests will have this type of cushion provided by subordinated debt and equity capital.

Assets
Liabilities and Equity
Percentage of Capital Structure
• Cash
• Receivables
• Inventory
• Property
• Plant
• Equipment
• Brand/Logos
• Intangibles
• Subsidiaries
Senior Secured Loans
• First priority pledge of assets
40% - 60%
Subordinated Bonds
• Generally unsecured
10% - 20%
Equity
• Dividends restricted by thresholds while Senior Secured Loans are outstanding
30% - 50%

We believe that the attractive historical performance of CLO securities is attributable, in part, to the relatively low historical average default rate and relatively high historical average recovery rate on senior secured loans, which comprise the vast majority of most CLO portfolios. The graph below illustrates the monthly default rate by principal amount of the S&P/LSTA Leveraged Loan Index from January 31, 2019 to January 31, 2024. According to PitchBook Data, Inc., the average monthly default rate during this period of time was 1.56% and the monthly default rate as of January 31, 2024 was 1.47%. There are no assurances that these average lagging default rates will not increase.

Morningstar LSTA Leveraged Loan Index default rates

5%
4%
3%
2%
1%
0%
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
Jan 2023
Jul 2023
Jan 2024
LTM $ of Defaults / Total Outstanding
LTM # of Defaults / Total Issuers

Source: PitchBook | LCD ● Data through January 31, 2024

Over time, the senior secured loan market has experienced relatively consistent total returns. Specifically, from a total return perspective, since 2003, the S&P/LSTA Leveraged Loan Index experienced only three down years (2008, 2015 and 2022).
Source: Compiled data from PitchBook Data, Inc.; data has not been reviewed by PitchBook Data, Inc. analysts
CLO Market Opportunity
We believe that CLO securities represent a large and attractive market. The chart below illustrates monthly CLO issuance for the twelve months ended January 31, 2024, according to PitchBook Data, Inc.

We believe that many investors have little to no exposure to CLO securities because of the complexity of CLO securities and because most investors do not have the requisite experience, skills and resources in-house to devote to fully understanding the asset class. We believe knowledgeable and experienced investors with specialized experienced in CLO securities can earn an attractive risk-adjusted return and outperform the CLO market generally.
Depending on OFS Advisor’s assessment of market conditions, our investment focus may vary from time to time between CLO equity and CLO debt investments.
We believe that CLO equity has the following attractive fundamental attributes:
•Potential for strong absolute and risk-adjusted returns:  We believe that CLO equity offers the potential for attractive, risk adjusted total returns compared to the returns experienced in the U.S. public equity markets.
•Expected shorter duration high-yielding credit investment with the potential for high quarterly cash distributions:  Relative to certain other high-yielding credit investments, such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life.
•Expected protection against rising interest rates:  Because a CLO’s asset portfolio is typically comprised primarily of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, we expect CLO equity to provide potential protection against rising interest rates whenever SOFR exceeds above the average SOFR floor on a CLO’s assets. However, CLO equity is still subject to other forms of interest rate rise. However, CLO equity is still subject to other forms of interest rate risk. For a discussion of the interest rate risks associated with CLO equity, see “Risk Factors—Risks Related to Our Investments—We and our investments are subject to interest rate risk” and “—CLO Overview” in this Prospectus.
•Expected low-to-moderate correlation with fixed income and equity markets:  Because CLO assets and liabilities are primarily floating rate, we expect CLO equity investments to have a low-to-moderate correlation with U.S. fixed income securities over the long term. In addition, CLOs generally allow for the reinvestment of principal during the reinvestment period regardless of the market price of the underlying collateral. Provided the CLO remains in compliance with its covenants, we expect CLO equity investments to have a low-to-moderate correlation with the U.S. public equity markets over the long term.
The equity tranche represents the most junior tranche in the CLO capital structure. The equity tranche is typically not rated and is subordinated to the debt tranches. The holders of equity tranche interests are typically entitled to any cash reserves that form part of the structure at the point at which such reserves are permitted to be released. The equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of the debt securities. Economically, the equity tranche benefits from the difference between the interest received from the senior secured loans held by the CLO and the interest paid to the holders of debt tranches of the CLO structure. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency. The equity tranche of a CLO is the most sensitive to defaults and realized losses as it is the most subordinated tranche in the CLO’s capital structure, whereas CLO debt tranches are not impacted by defaults and realized losses until total losses exceed the value of the equity tranche.
Each tranche within a CLO has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying senior secured loan portfolio of the CLO. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO has the ability to call the debt tranches following a non-call period. Debt tranches of CLOs do not have the right to call the other CLO security tranches.
CLO securities are also subject to a number of risks as discussed in the “Risk Factors” section of this Prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.
Competitive Strengths and Core Competencies
We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:
•    OFS’s track record. OFS has actively managed CLOs for over 20 years and invested in approximately 11,000 loan transactions aggregating approximately $23 billion in credit investments through its investment vehicles.
•    Deep management team experienced in investing in the senior secured loan market. We are managed by OFS Advisor, which has access to the resources and expertise of OFS’s investment professionals through a staffing agreement with OFSC. OFS Advisor and its affiliates currently manage five CLO vehicles and one pre-CLO loan accumulation facility. OFS Advisor has an experienced team of eleven people (with an average of over 15 years of experience investing in the leveraged loan market) that is dedicated to investing in senior secured loans, which also has access to an internal database of information that gives OFS Advisor access and insight into a large credit universe it has established throughout its longstanding presence in the loan market.
•    Specialist in CLO securities. Each member of the Senior Investment Team has been involved with the CLO market for the majority of his career and brings a distinct and complementary skill set that OFS Advisor believes is necessary for our success. We believe that the combination of OFS Advisor’s broad and often longstanding relationships with CLO collateral managers will enable us to source and execute investments with attractive economics and terms relative to other CLO market opportunities.
•    Deep CLO structural experience and expertise. Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers. OFS Advisor believes that the initial structuring of a CLO is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures. In addition to analyzing CLO structural features and collateral managers, OFS Advisor can perform due diligence on the underlying loans within the CLOs, given its in-house expertise and relationships with numerous multi-national lenders and broker dealers.
•    Rigorous credit analysis and approval process. The objective of OFS Advisor’s investment process is to source, evaluate and execute investments in CLO securities and related investments that OFS Advisor believes have the potential to outperform the CLO market generally. This process, augmented by the first-hand CLO industry experience of the Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that OFS Advisor believes are most relevant to potential future performance. OFS Advisor believes that its investment and security selection process, its in-house loan investment team, along with its strong emphasis on analyzing the structure of the CLO, differentiates its approach to investing in CLO securities. See “—Investment Process.”
•    Alignment of Interests. Our fee structure includes an incentive fee component whereby we pay OFS Advisor an incentive fee only if our net income exceeds a hurdle rate. See “Management—Management Fee and Incentive Fee” in this Prospectus.
Investment Process
The objective of OFS Advisor’s investment process is to source, evaluate and execute investments in CLO securities and related investments that OFS Advisor believes have the potential to outperform the CLO market generally. This process, augmented by OFS Advisor’s first-hand experience as a CLO manager, is designed to be repeatable and is focused on key areas for analysis that OFS Advisor believes are most relevant to potential future performance. OFS Advisor seeks to implement its investment process in a methodical and disciplined fashion.
Proactive Sourcing of Investment Opportunities
The Senior Investment Team maintains regular dialogue with many CLO collateral managers and the investment banks active in the CLO market. OFS Advisor believes that there are in excess of 120 active CLO collateral managers. OFS Advisor has met or conducted calls with, and maintains relationships with, many of these firms. In addition, members of the Senior Investment Team have longstanding relationships with many CLO collateral managers, some dating back over a decade. OFS Advisor takes a partnership approach with CLO collateral managers, seeking to serve as a knowledgeable, value-added and stable long-term capital provider that will invest not just in their CLOs, but in many instances, alongside such collateral managers at the underlying borrower level given OFS Advisor’s in-house loan investment team.
Investment Analysis and Due Diligence
OFS Advisor employs an established, disciplined investment analysis and due diligence process that we believe is more akin to a private equity style approach than to the typical process used by many investors in freely tradable fixed income securities, such as CLO equity and debt. OFS Advisor views its investment analysis and due diligence process as broadly being comprised of four key areas for evaluation: (1) analysis of a CLO collateral manager’s investment strategy and approach; (2) analysis of the experience of a CLO collateral manager and its investment team; (3) analysis of a CLO collateral manager’s historical investment performance across both CLO and total return strategies, if applicable; and (4) analysis of the particular CLO’s structure and the targeted underlying loans, including the negotiation of terms and protections where appropriate.
In its investment analysis and due diligence, OFS Advisor includes, among other activities, requesting that prospective CLO collateral managers complete an extensive questionnaire, OFS Advisor reviews historical investment returns based on data provided by third parties and the CLO collateral manager and the utilization of a third-party firm to conduct background checks on the key entities and professionals associated with the CLO collateral manager.

CLO Structural Analysis and Valuation
Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers and OFS Advisor believes that its first-hand experience with, and knowledge, of CLO structures is a core competency. OFS Advisor believes that the initial structuring of a CLO is an important factor in the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures.
When we make a primary market investment in a particular CLO tranche, we utilize our expertise and experience to influence certain of the CLO’s key terms and conditions. In particular, OFS Advisor believes that the protective rights associated with holding a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents that may arise) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly or we may benefit from the advantages of a majority position where both we and other parties hold a majority position. OFS intends to analyze, in addition to the CLO structural features and collateral managers, all of the underlying loans within the CLOs given its in-house CLO investment team. OFS Advisor and its affiliates currently manage five CLO vehicles. OFS Advisor has a dedicated CLO team of eleven personnel with average experience in the leveraged loan market of over 15 years as well as an internal database of information spanning over 20 years that gives OFS access and insight into a large credit universe. See “—Other Investment Techniques—Co-Investment with Affiliates.”
Portfolio Review/Risk Monitoring
Active investment monitoring is a critical component of OFS Advisor’s risk management and mitigation objectives. Such monitoring also contributes to the ongoing due diligence of the CLO collateral managers in the context of existing and potential future investments.
From data contained primarily within the CLO trustee reports (which detail each asset in the CLO portfolio as well as any purchases and sales that the CLO collateral manager made during the period), as well as third party data providers, OFS Advisor updates its internal portfolio monitoring reports. The reports contain summaries of metrics we analyze for each CLO security as well as a listing of watch list credits within each CLO that OFS Advisor has identified based on its screens and general market intelligence as well as from communications with the CLO collateral managers. OFS Advisor then typically holds regular calls with the CLO market participants to discuss the watch list credits and portfolio activity as well as loan market and CLO market developments. Additional factors that OFS Advisor actively monitors, which these regular calls help to illuminate, include any shifts in investment strategy, personnel changes or other organizational developments which may impact future performance and/or the market.
In addition, OFS Advisor reviews the quarterly CLO cash distributions received and analyzes the reason for any deviations from OFS Advisor’s projections. OFS Advisor has a long-term oriented investment philosophy and seeks to invest primarily with a buy-and-hold mentality, however, OFS Advisor may sell positions if circumstances have changed from the time of underwriting or if OFS Advisor deems doing so is in our best interest.
Investment Portfolio
As of October 31, 2023, the total fair value of our investment portfolio was approximately $168.1 million, which was equal to approximately 76.4% of amortized cost.

	As of October 31, 2023
Portfolio Composition ($ in millions)	Cost	Fair Value
CLO equity investments	$171.9	$119.6
CLO debt investments	41.6	42.0
Loan accumulation facility investments	5.6	5.6
Other CLO equity-related investments	0.9	0.9
Total investments	$220.0	$168.1
Additional information on our investment portfolio is contained under the heading “Item 1. Report to Stockholders—Schedule of Investments” in our most recent Annual Report on Form N-CSR and is incorporated herein by reference.
About OFS and OFS Advisor
OFS (which refers to the collective activities and operations of OFSAM Holdings, OFSAM and their direct and indirect subsidiaries, and certain affiliates) is an established investment platform. The principal business address of OFS Advisor is 10 South

Wacker Drive, Suite 2500, Chicago, Illinois, 60606. As of December 31, 2023, OFS had 51 full-time employees. OFS is headquartered in Chicago, Illinois and also has offices in New York, New York and Los Angeles, California.
Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and placement agents, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a registered investment adviser under the Advisers Act and a subsidiary of OFSAM. OFSAM Holdings is owned directly or indirectly by Richard Ressler, Bilal Rashid, and Jeffrey A. Cerny or related entities. For information concerning the beneficial ownership of shares of our common stock by OFSAM and its owners, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in our most recent Annual Proxy Statement.
OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to us and OFS Advisor is free to furnish similar services to other entities, including other funds affiliated with OFS Advisor, so long as its services to us are not impaired. OFS Advisor also serves as the investment adviser to various other funds, including OFS Capital, a publicly-traded BDC, and Hancock Park, a non-traded BDC. OFS Advisor also provides sub-advisory services to CMFT Securities Investments, LLC, a wholly owned subsidiary of CIM Real Estate Finance Trust, Inc., a corporation that qualifies as a real estate investment trust. Additionally, OFS Advisor serves as sub-adviser to CIM RACR, an externally managed registered investment company that operates as an interval fund that invests primarily in a combination of real estate, credit and related investments.
Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee; see “Management—Management and Other Agreements—Investment Advisory Agreement” in this Prospectus. Our Board is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our Board is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.
OFS Advisor is a wholly-owned subsidiary of OFSAM, which makes experienced investment professionals available to OFS Advisor and provides access to the senior investment personnel of OFS and its affiliates through an intercompany agreement. These OFSAM personnel provide us with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and committed members of OFS Advisor’s investment committee. As our investment adviser, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.
OFS Advisor capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The Senior Investment Team, including Bilal Rashid, Jeff Cerny, Glen Ostrander and Kenneth A. Brown, provides services to OFS Advisor. These professionals have developed a broad network of contacts within the investment community, averaging over 25 years of experience structuring and investing in CLOs and debt securities. In addition, these managers have gained extensive experience investing in assets that will constitute our primary focus and have expertise in investing across all types of CLO investments. The members of the Senior Investment Team are our portfolio managers and are primarily responsible for the day-to-day management of the portfolio. See “Item 13. Portfolio Managers of Closed-End Management Investment Companies” in our most recent Annual Report on Form N-CSR for additional information regarding our portfolio managers.
Other Investment Techniques
Debt Securities. Our Series C Term Preferred Stock, Series D Term Preferred Stock, and Series E Term Preferred Stock represent leverage in our capital structure. We may also incur additional leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including our Series C Term Preferred Stock, Series D Term Preferred Stock, and Series E Term Preferred Stock), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. See “Description of our Capital Stock—Preferred Stock” in this Prospectus.
We may use leverage opportunistically and may choose to increase or decrease our leverage. We may use different types or combinations of leveraging instruments at any time based on OFS Advisor’s assessment of market conditions and the investment environment, including forms of leverage other than preferred stock and/or credit facilities. In addition, we may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by our stockholders, and our leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. See “Risk Factors—Risks Related to Our Investments—We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” in this Prospectus. OFS Advisor intends to leverage our portfolio only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage. There can be no assurance that we will borrow in order to leverage our assets or, if we do borrow, what percentage of our assets such borrowings will represent.
To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, our return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage or if we incur capital losses, our return will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced or potentially eliminated. OFS Advisor may determine to maintain our leveraged position if it expects that the long-term benefits to our stockholders of maintaining the leveraged position will outweigh the current reduced return. We may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. In addition, capital raised through the issuance of preferred stock, such as our Series C Term Preferred Stock, Series D Term Preferred Stock, and Series E Term Preferred Stock, or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased with the proceeds of such leverage. The issuance of preferred stock or notes involves offering expenses and other costs and may limit our freedom to pay distributions on shares of our common stock or to engage in other activities. All costs of offering and servicing any of the leverage methods we may use will be borne entirely by our stockholders. The interests of persons with whom we enter into leverage arrangements (such as bank lenders, note holders and preferred stockholders) will not necessarily be aligned with the interests of our stockholders and such persons will generally have claims on our assets that are senior to those of our stockholders.
In connection with a credit facility, any lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on our assets. Similarly, to the extent we issue preferred shares or notes, we may be subject to fees, covenants and investment restrictions required by a national securities rating agency, as a result. Such covenants and restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on us by the 1940 Act. While it is not anticipated that these covenants or restrictions will significantly impede OFS Advisor in managing our portfolio in accordance with our investment objectives and policies, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, we would not be able to utilize as much leverage as we otherwise could, which could reduce our investment returns. In addition, we expect that any notes we issue or credit facility we enter into would contain covenants that, among other things, may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on us. These covenants would also likely limit our ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause OFS Advisor to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and stockholders to change fundamental investment policies. See “Regulation as a Closed-    End Management Investment Company—Investment Restrictions” in this Prospectus.
Our willingness to utilize leverage, and the amount of leverage we will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on our ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging of shares of our common stock cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with our investment objectives and policies. See “Risk Factors—Risks Related to Our Investments—We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” in this Prospectus.
Preferred Stock.  We are authorized to issue 10,000,000 shares of preferred stock. The costs of any offering of preferred stock will be borne immediately at such time by the holders of our common stock and result in a reduction of the NAV per share of our common stock at that time. Under the requirements of the 1940 Act, we must, immediately after the issuance of any preferred stock, including the issuance of the Series C Term Preferred Stock, Series D Term Preferred Stock, and Series E Term Preferred Stock, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing our indebtedness, if any, plus the aggregate liquidation preference of the preferred stock. If we seek a rating of preferred stock, which we did not seek for our Series C Term Preferred Stock, Series D Term Preferred Stock, or our Series E Term Preferred

Stock, additional asset coverage requirements, which may be more restrictive than those imposed by the 1940 Act, may be imposed. See “Description of our Capital Stock—Preferred Stock” in this Prospectus.
Leverage Effects.  The extent that we employ leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on OFS Advisor’s ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed. We may incur additional leverage, including through entry into a credit facility, opportunistically or not at all and may choose to increase or decrease our leverage.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on total return of shares of our common stock, assuming hypothetical annual investment portfolio total returns, net of expenses (consisting of income and changes in the value of investments held in our portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns that we expect to experience. Actual returns may be higher or lower than those appearing in the table.

Hypothetical portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to common stockholder(1)	(18.03)%	(10.59)%	(3.14)%	4.30%	11.74%

(1) Assumes projected investments of approximately $182.4 million and $59.9 million of leverage (which reflects outstanding leverage as of January 31, 2024), and assumes net assets of $122.5 million (which reflects net assets as of January 31, 2024) and total cost of leverage of approximately 6.43%. On November 19, 2023, all outstanding shares of the Series B Term Preferred Stock were redeemed and are excluded from the example.
Our portfolio must have an annual return of at least 2.11% in order to cover the annual dividend payments on the Series C Term Preferred Stock, Series D Term Preferred Stock, and Series E Term Preferred Stock that are projected over the next twelve months.
“Corresponding return to common stockholder” is composed of two elements: Our net investment income and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to have capital appreciation. For example, to assume a total return of 0% we must assume that the interest we receive on our debt security investments is entirely offset by losses in the value of those investments.
Temporary Defensive Position.  We may take a temporary defensive position and invest all or a substantial portion of our total assets in cash or cash equivalents, government securities or short-term fixed income securities. To the extent that defensive positions represent a significant portion of our investments, we likely will not achieve our investment objectives.
Co-Investment with Affiliates.  In certain instances, we may co-invest on a concurrent basis with affiliates of OFS Advisor, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. On August 4, 2020, we received the Order from the SEC to permit us to co-invest in portfolio companies with certain Affiliated Funds, including other registered investment companies and BDCs managed by OFS Advisor, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements, subject to compliance with certain conditions. The Order superseded a previous order that OFS Advisor and certain of the Affiliated Funds received on October 12, 2016 and provides us with greater flexibility to enter into co-investment transactions with Affiliated Funds. Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors makes certain conclusions in connection with a co-investment transaction, including that: (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned; and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. A copy of our application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.
In addition, we may file an application for an amendment to our existing Order to permit us to participate in follow-on investments in our existing portfolio companies with certain private funds that do not hold any investments in such existing portfolio companies. However, if filed, there is no guarantee that such application will be granted.
Closed-End Fund Structure
Common stock of closed-end funds frequently trade at prices lower than their NAV. We cannot predict whether shares of our common stock will trade at, above or below NAV. In addition to NAV, the market price of shares of our common stock may be affected by such factors as our dividend stability and dividend levels, which are in turn affected by expenses, and market supply and demand. In recognition of the possibility that shares of our common stock may trade at a discount from their NAV, and that any such discount may not be in the best interest of stockholders, the Board, in consultation with OFS Advisor may from time to time review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in shares of our common stock trading at a price equal to or close to NAV per share of common stock. See “Description of our Capital Stock—Repurchase of Shares and Other Discount Measures” in this Prospectus.

Competition
We compete for investments in CLO securities with other investment funds (including business development companies, mutual funds, pension funds, private equity funds and hedge funds) as well as traditional financial services companies such as commercial banks, investment banks, finance companies and insurance companies.
Additionally, because we believe competition for higher yielding investment opportunities generally has increased, we believe many new investors have entered the CLO market over the past few years. As a result of these new entrants, competition for investment opportunities in CLO securities may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we are able to compete with these entities on the basis of OFS Advisor’s deep and highly-specialized CLO market experience, longstanding relationships with many CLO collateral managers and willingness to commit to a significant portion of a CLO tranche.

SENIOR SECURITIES
The information contained under the heading “Item 1. Report to Stockholders—Notes to Financial Statements—Supplemental Information” in our most recent Annual Report on Form N-CSR is incorporated herein by reference.

ADDITIONAL INVESTMENTS AND TECHNIQUES
Our primary investment strategies are described elsewhere in this Prospectus. The following is a description of the various investment strategies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. OFS Advisor may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve our investment objectives.
Investment in Debt Securities, Other Types of Credit Instruments and Other Credit Investments
We anticipate that our portfolio may contain investments of the following types with the following characteristics:
Senior Secured First-Lien Loans.  We obtain security interests in the assets of the borrowers as collateral in support of the repayment of these loans (in certain cases, subject to a payment waterfall). The collateral takes the form of first-priority liens on specified assets of the borrower and, typically, first-priority pledges of the ownership interests in the borrower. Our first lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. When we enter into an agreement amongst multiple lenders with respect to an investment in a senior secured loan, we may not be in a first-out position.
Senior Secured Unitranche Loans. Unitranche loans are loans that combine both senior and subordinated debt into one loan under which the borrower pays a single blended interest rate that is intended to reflect the relative risk of the secured and unsecured components. We may structure our unitranche loans as senior secured loans. We will generally obtain security interests in the assets of these borrowers as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of a portfolio company and, typically, first-priority pledges of the ownership interests in the company. We believe that unitranche lending may represent a significant growth opportunity for us, offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest to us than we might realize in a traditional multi-tranche structure. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we will be the sole lender, or we, together with our affiliates, will be the sole lender, of unitranche loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of under-performance.
Senior Secured Second-lien Loans. Second-lien senior secured loans obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of such loans. This collateral typically takes the form of second-priority liens on the assets of a borrower, and we may enter into an inter-creditor agreement with the holders of the borrower’s first-lien senior secured debt. These loans typically provide for no contractual loan amortization in the initial years of the facility, with all amortization deferred until loan maturity.
Subordinated (“Mezzanine”) Loans. These investments are typically structured as unsecured, subordinated loans that typically provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and payment-in-kind (“PIK”) interest) in the early years, with amortization of principal deferred to maturity. Mezzanine loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Mezzanine investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. Mezzanine loans often include a PIK feature (meaning a feature allowing for the payment of interest in the form of additional principal amount of the loan instead of in cash), which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan.
High Yield Securities.  We may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below “Baa” by Moody’s or below “BBB” by S&P or Fitch). OFS Advisor anticipates investing in securities that are rated CCC or below or their equivalent, or are unrated fixed-income securities. Below investment grade securities are also sometimes referred to as “junk” securities.
Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.
The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.
Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately our assets. In addition, our investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors.

Synthetic Securities Risk.  We may acquire loans through investment in synthetic securities or interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with directly or indirectly holding senior secured loans and high-yield debt securities, with respect to synthetic strategy, we will usually have a contractual relationship only with the counterparty of such synthetic security, and not with the reference obligor of the reference obligation. We generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference obligation nor will it have any rights of setoff against the reference obligor or rights with respect to the reference obligation. We will not directly benefit from the collateral supporting the reference obligation and will not have the benefit of the remedies that would normally be available to a holder of such reference obligation. In addition, in the event of the insolvency of the counterparty, we may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference obligation. Consequently, we will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subject us to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.
Defaulted Securities.  We may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. Investing in defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in our portfolio defaults, we may have unrealized losses on the security, which may lower our NAV. Defaulted securities tend to lose much of their value before they default. Thus, our NAV may be adversely affected before an issuer defaults. In addition, we may incur additional expenses if we must try to recover principal or interest payments on a defaulted security.
Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  We may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by us will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under our investment objectives and policies stated in this Prospectus, we may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Commercial Paper and Short-Term Notes.  We may invest a portion of our assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by OFS Advisor to be of comparable quality.
CLO Class M Note and Participation Agreements.  We may acquire CLO Class M Notes and participation agreements with CLO collateral managers. There is not an active secondary market for CLO Class M notes and participation agreements. Further, CLO Class M notes and participation agreements may have significant restrictions on transfer and require continued ownership of certain amounts of CLO equity in the related CLO for the instrument to be valid. CLO Class M notes and participation agreements are also subject to the risk of early call of the CLO, with no make-whole or other yield protection provisions.
Zero Coupon Securities.  Among the debt securities in which we may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in our income. Thus, to quality for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, we may be required to distribute as a dividend an amount that is greater than the total amount of cash we actually receive. These distributions must be made from our cash assets or, if necessary, from the proceeds of sales of portfolio securities. We will not be able to purchase additional income-producing securities with cash used to make such distributions, and our current income ultimately could be reduced as a result.
U.S. Government Securities.  We may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S.; others, such as those of the Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are

supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in our NAV.
Distressed Securities
We may invest in distressed investments including loans, loan participations, or bonds, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If OFS Advisor’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, we may lose a substantial portion or all of our investment or we may be required to accept cash or securities with a value less than our original investment.
Equity Securities
Equity Securities. Equity securities typically consist of either a direct minority equity investment in common or membership/partnership interests or preferred stock of a company, and are typically not control-oriented investments. Our preferred equity investments, if any, may contain a fixed dividend yield based on the par value of the equity security. Preferred equity dividends may be paid in cash at a stipulated date, usually quarterly, and are participating and/or cumulative. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights, which grants us the right to register our equity interest when either the portfolio company or another investor in the portfolio company files a registration statement with the SEC to issue securities. Our equity investments, if any, will typically be made in connection with debt investments to the same companies.
Warrants. In some cases, we may receive nominally priced warrants to buy a minority equity interest in the borrower in connection with a loan. As a result, as a borrower appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a put to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.
Investment in Other Investment Companies
We may invest in securities of other investment companies subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on us acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies.
We will indirectly bear our proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses that we regularly bear. Although we do not expect to do so in the foreseeable future, we are authorized to invest substantially all of our assets in a single open-end investment company or series thereof that has substantially the same investment objectives, policies and fundamental restrictions as us.
Exchange-Traded Notes (“ETNs”)
We may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and Exchange-Traded Funds (“ETFs”). An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When we invest in ETNs we will bear our proportionate share of any fees and expenses borne by the ETN. Our decision to sell our ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.
Preferred Securities
Preferred securities in which we may invest include, but are not limited to, trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, traditional preferred stock, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments) and public income notes. Preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature in that they have no maturity dates or have stated maturity dates.
Demand Deposit Accounts
We may hold a significant portion of our cash assets in interest-bearing or non-interest-bearing demand deposit accounts at our custodian or another depository institution insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC is an independent agency of the U.S. government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. government. We expect to hold cash that exceeds the amounts insured by the FDIC for such accounts. As a result, in the event of a failure of a depository institution where we hold such cash, our cash is subject to the risk of loss.
Simultaneous Investments
Investment decisions, made by OFS Advisor on our behalf, are made independently from those of the other funds and accounts advised by OFS Advisor and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as us, available investments will be allocated equitably between us and other accounts. This procedure may adversely affect the size of the position we obtain or disposed of or the price we pay.
Short Sales
We may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent we engage in short selling in foreign (non-U.S.) jurisdictions, we will do so to the extent permitted by the laws and regulations of such jurisdiction. When we engage in a short sale of a security, we must, to the extent required by law, borrow the security sold short and deliver it to the counterparty. We may have to pay a fee to borrow particular securities and generally would be obligated to pay over any payments received on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that we replace the borrowed security, we will incur a loss; conversely, if the price declines, we will realize a capital gain. Any gain will be decreased, and any loss increased, by borrowing and other transaction costs.
To the extent we engage in short sales, we will provide collateral to the broker-dealer for whom we borrowed the security sold short. A short sale is “against the box” to the extent that we contemporaneously own, or have the right to obtain at no added cost, securities identical to those sold short. To the extent we engage in short sales, we will comply with the applicable provisions of Rule 18f-4 (as discussed below) with respect to such transactions.

MANAGEMENT
The information contained under the heading “Item 1. Report to Stockholders—Additional Information” in our most recent Annual Report on Form N-CSR and in our most recent Semi-Annual Report on Form N-CSRS and under the heading “Corporate Governance” in our most recent Annual Proxy Statement is incorporated herein by reference. The information contained under the heading “Item 13. Portfolio Managers of Closed-End Management Investment Companies” in our most recent Annual Report on Form N-CSR is incorporated herein by reference.
Management and Other Agreements
Investment Advisory Agreement.  Subject to the overall supervision of the Board, OFS Advisor manages the day-to-day operations of, and provides investment advisory and management services to, us. Under the terms of our Investment Advisory Agreement, OFS Advisor:
•    determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•    identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective investments);
•    closes and monitors the investments we make; and
•    provides us with other investment advisory, research and related services as we may from time to time require.
OFS Advisor’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to us are not impaired. A discussion regarding the basis for our Board’s approval of our Investment Advisory Agreement is included in our most recent Annual Report on Form N-CSR and in our most recent Semi-Annual Report on Form N-CSRS.
Duration and Termination.  Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by us without penalty upon not less than 60 days’ written notice to OFS Advisor and by OFS Advisor upon not less than 60 days’ written notice to us.
Indemnification.  The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, OFS Advisor and its affiliates and their respective directors, officers, employees, members, managers, partners, and stockholders are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of OFS Advisor’s services under the Investment Advisory Agreement or otherwise as our investment adviser.
Management Fee and Incentive Fee
We pay OFS Advisor a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee.
The base management fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of our “Total Equity Base.” “Total Equity Base” means the NAV of shares of our common stock and the paid-in capital of our preferred stock, including the Series C Term Preferred Stock, Series D Term Preferred Stock and Series E Term Preferred Stock. These management fees are paid by the holders of shares of our common stock and are not paid by holders of preferred stock, including the Series C Term Preferred Stock, Series D Term Preferred Stock, and Series E Term Preferred Stock, or the holders of any other types of securities that we may issue. Base management fees for any partial calendar quarter will be appropriately pro-rated. The base management fee does not increase when we borrow funds, but will increase if we issue additional preferred stock, which we may do within the next twelve months of operations.
In addition, we pay OFS Advisor an incentive fee based on our performance. The incentive fee is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. No incentive fees are payable to our investment adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to OFS Services, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee

Net Investment Income does not include any capital gains or losses, and no incentive fees are payable in respect of any capital gains and no incentive fees are reduced in respect of any capital losses.
Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.00% of our NAV per quarter (8.00% annualized). For such purposes, our quarterly rate of return is determined by dividing our Pre-Incentive Fee Net Investment Income by our reported net assets as of the prior period end. Our net investment income used to calculate this part of the incentive fee is also included in the calculation of the Total Equity Base which is used to calculate the 1.75% base management fee.
The incentive fee is paid to OFS Advisor as follows:
•    no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV;
•    100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide OFS Advisor with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of our NAV in any calendar quarter; and
•    20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV in any calendar quarter (10.00% annualized) is payable to OFS Advisor (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to OFS Advisor).
OFS Advisor agreed to waive certain fees in connection with the IPO. For the period from October 10, 2018 (the consummation of our IPO) to January 31, 2019, OFS Advisor irrevocably waived the base management fee, without recourse against or reimbursement by the Company. For the period from October 10, 2018 (the consummation of our IPO) to October 31, 2018, OFS Advisor irrevocably waived the incentive fee, without recourse against or reimbursement by the Company.
You should be aware that a rise in the general level of interest rates may be expected to lead to higher interest rates applicable to our investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the hurdle rate and may result in a substantial increase of the amount of incentive fees payable to OFS Advisor.
No incentive fee is payable to OFS Advisor on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer.
The following is a graphical representation of the calculation of the incentive fee as well as examples of its application.
Quarterly Incentive Fee Based on Net Investment Income
Examples of Quarterly Incentive Fee Calculation (amounts expressed as a percentage of the value of net assets, and are not annualized)*
Alternative 1:
Assumptions
Investment income (including interest, distributions, fees, etc.) = 1.25%
Hurdle rate(1) = 2.00%
Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
(investment income – (base management fee + other expenses)) = 0.5625%
Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 2:
Assumptions
Investment income (including interest, distributions, fees, etc.) = 2.70%
Hurdle rate(1) = 2.00%
Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
(investment income – (base management fee + other expenses)) = 2.0125%
Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.
Incentive fee = (100% × “catch-up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))
= (100.0% × (Pre-Incentive Fee Net Investment Income – 2.00%)) + 0%
= 100.0% × (2.0125% – 2.00%)
= 100.0% × 0.0125%
= 0.0125%
Alternative 3:
Assumptions
Investment income (including interest, distributions, fees, etc.) = 3.25%
Hurdle rate(1) = 2.00%
Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
(investment income – (base management fee + other expenses)) = 2.5625%
Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is a incentive fee.
Incentive fee = (100% × “catch-up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))
= (100.0% × (2.50% – 2.00%)) + (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))
= (100.0% × (2.50% – 2.00%)) + (20% × (2.5625% – 2.50%))
= 0.5000% + .0125%
= 0.5125%
(*)The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.
(1) Represents 8.0% annualized hurdle rate.
(2) Represents 1.75% annualized base management fee.
(3) Excludes organizational and offering expenses as they will be paid for by OFS Advisor.
Other Expenses
OFS Advisor’s investment team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by OFS Advisor. We will bear all other costs and expenses of our operations and transactions, including (without limitation):

•    the cost of calculating our net asset value, including the cost of any third-party valuation services;
•    the cost of effecting sales and repurchases of shares of our common stock and other securities;
•    fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;
•    transfer agent and custodial fees;
•    out-of-pocket fees and expenses associated with marketing efforts;
•    federal and state registration fees and any stock exchange listing fees;
•    U.S. federal, state and local taxes;
•    independent directors’ fees and expenses;
•    brokerage commissions;
•    fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;
•    direct costs, such as printing, mailing and long-distance telephone;
•    fees and expenses associated with independent audits and outside legal costs;

•    costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and
•    other expenses incurred by either OFS Services or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion (subject to the review and approval of our Board) of salaries and overhead.
License Agreement. We have entered into the License Agreement with OFSAM pursuant to which OFSAM has granted us a non-exclusive, royalty-free license to use the “OFS” name and logo. Under the License Agreement, we have a right to use the “OFS” name and logo, for so long as OFS Advisor or one of its affiliates remains our investment adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days’ prior written notice and is also terminable by OFSAM in the case of certain events of non-compliance. Other than with respect to this license, we have no legal right to the “OFS” name and logo.
Compensation.  OFS Advisor pays its investment professionals out of its total revenues, including the advisory fees earned with respect to providing advisory services to us. Professional compensation at OFS Advisor is structured so that key professionals benefit from strong investment performance generated on the accounts that OFS Advisor manages and from their longevity with OFS Advisor. Certain members of the Senior Investment Team may have direct or indirect equity ownership interests in OFS Advisor and related long-term incentives. Members of the Senior Investment Team also receive a fixed base salary and some receive an annual market and performance-based cash bonus. The bonus is based on both quantitative and qualitative analysis of several factors, including the profitability of OFS Advisor and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by our long-term performance and the value of our assets as well as the portfolios managed for OFS Advisor’s other clients.
Administration Agreement. OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. OFS Services performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. Payments under the Administration Agreement are equal to an amount based upon our allocable portion (subject to the review and approval of our Board) of OFS Services’ overhead in performing its obligations under the Administration Agreement, including rent, information technology, and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary, and their respective staffs. The Administration Agreement may be renewed annually with the approval of our Board, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that OFS Services outsources any of its functions we pay the fees associated with such functions at cost without incremental profit to OFS Services.
Custodian and Transfer Agent
U.S. Bank National Association, as our custodian, holds our assets (including cash and cash equivalents), settles all portfolio trades and collects most of the valuation data required for calculating our NAV.
Equiniti Trust Company, LLC is our transfer agent, dividend disbursing agent and redemption and paying agent.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
The information contained under the heading “Related-Party Transactions and Certain Relationships” in our most recent Annual Proxy Statement is incorporated herein by reference.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
The information contained under the heading “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in our most recent Annual Proxy Statement is incorporated herein by reference.

DETERMINATION OF NET ASSET VALUE
The NAV per share of the outstanding shares of our common stock is determined quarterly by dividing the value of total assets minus liabilities (i.e., total net assets) by the total number of shares of our common stock outstanding at the date as of which such determination is made.
The preparation of NAV per share is completed in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amounts of revenues and expenses during the reporting period. Accounting estimates significant to the financial statements include the recurring fair value and accretable yield estimates. Actual results could differ significantly from those estimates.
Fair Value of Investments
In determining the estimated fair value of our investments, we consider underlying investment portfolio performance metrics, including prepayment rates, default rates, loss-on-default and recovery rates, and estimated market yields as a primary source for discounted cash flow fair value estimates, supplemented by actual trades executed in the market at or around period-end, as well as indicative prices provided by broker-dealers in its estimate of the fair value of such investments. We also consider operating metrics, typically included in the governing documents of CLO vehicles, including collateralization tests, concentration limits, defaults, restructuring activity and prepayment rates on the underlying loans, if applicable. Fair values of new investments or investments where an arm’s length transaction occurred in the same security will generally be assumed to equal their cost for up to three months after their initial purchase. Changes to OFS Advisor’s valuation policy are reviewed and approved by management and our Board. As our investments change, markets change, new products develop, and valuation inputs become more or less observable, OFS Advisor, as the valuation designee, expects to refine its valuation methodologies. Pursuant to Rule 2a-5, our Board maintains oversight of OFS Advisor in its capacity as valuation designee. We engage a third-party valuation firm to provide assistance in determining the fair value of our investments.
See “Our investment portfolio is recorded at fair value and OFS Advisor, our “valuation designee,” determines the fair value of our investments in good faith pursuant to Rule 2a-5 under the 1940 Act. As a result, there will be uncertainty as to the value of our portfolio investments and the participation of OFS Advisor’s professionals in our valuation process could result in a conflict of interest” in this Prospectus.
We apply fair value accounting in accordance with Accounting Standards Codification Topic 820—Fair Value Measurement, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by OFS Advisor in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments. The inputs into the determination of fair value will be based upon the best information available under the circumstances and may require significant management judgment or estimation.
We primarily utilize an income approach, or discounted cash flow technique, in estimating the fair value of the majority of our CLO investments. Key modeling assumptions used in projecting future cash flows include certain characteristics for the CLO such as structure collateral composition, and historical performance. A variety of assumptions are utilized to project the future performance of the collateral when valuing CLO securities, including default rates, loss-on-default and recovery rates, prepayment rates, and reinvestment parameters. Projected cash flows resulting from these assumptions are generated utilizing a third-party cash flow modeling engine that is widely accepted for such structured products. These cash flows are then discounted to present value at a range of discount rates consistent with market-required rates of returns for similar securities. The discount rate range is informed by market research.
The three levels of inputs in the fair value hierarchy are described below:
•    Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
•    Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.
•    Level 3: Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.

We expect to assess the levels of the investments at each measurement date, and recognize transfers between levels on the measurement dates. All of our investments, which will be measured at fair value, are expected to be categorized as Level 3 based upon the expected lowest level of significant input to the valuations. Our assessment of the significance of a particular input to the fair value measurement in its entirety will require judgment, and will consider factors specific to the investment.
Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that may have been used had a ready market or observable inputs exist for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments will generally be subject to legal and other restrictions, or otherwise will be less liquid than publicly traded instruments. If we are required to liquidate a portfolio investment in a forced or liquidation sale, we might realize significantly less than the value at which such investment will have previously been recorded and incur a loss of capital. Our investments will be subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
Interest Income on CLO Equity Securities
Interest income from investments in CLO equity securities is recognized on the basis of the estimated effective yield to expected redemption utilizing assumed cash flows in accordance with Accounting Standards Codification Subtopic 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash flows from our CLO equity investments, and the accretable yields are generally established at purchase, and reevaluated upon the receipt of the initial distribution and each subsequent quarter thereafter. Expected cash flows inherent in our estimates of accretable yields are based on expectations of defaults and loss-on-default severity, as well as other loan-performance assumptions, impacting the loans in the underlying CLO portfolios. These estimated cash flows are subject to a reasonable possibility of near-term change due to economic and credit market conditions, and the effect of these changes could be material.
Determinations in connection with offerings
In connection with future offerings of shares of our common stock (excluding rights offerings), our Board or an authorized committee thereof will be required to make a good faith determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board or an authorized committee thereof will consider the following factors, among others, in making such determination:
•    the NAV per share of common stock disclosed in the most recent periodic report that we filed with the SEC;
•    our management’s assessment of whether any material change in the NAV per share of common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and
•    the magnitude of the difference between (i) a value that our Board or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) NAV of our common stock, which is based upon the NAV of shares of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of shares of our common stock since the date of the most recently disclosed NAV of shares of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.
Moreover, to the extent that there is a possibility that we may: (i) issue share of common stock at a price per share below the then current net asset value per share at the time at which the sale is made; or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the NAV per share fluctuates by certain amounts in certain circumstances until the Prospectus is amended, our Board will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the NAV per share of common stock within two days prior to any such sale to ensure that such sale will not be below our then current NAV per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the NAV per share to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN
The information contained under the heading “Item 1. Report to Stockholders—Dividend Reinvestment Plan” in our most recent Annual Report on Form N-CSR and in our most recent Semi-Annual Report on Form N-CSRS is incorporated herein by reference.

U.S. FEDERAL INCOME TAX MATTERS
The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, persons that hold our shares as part of a hedge or straddle, persons required to accelerate the recognition of gross income as a result of such income being recognized on an applicable financial statement, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or “IRS” regarding any offering of securities pursuant to this Prospectus. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:
•A citizen or individual resident of the United States;
•A corporation or other entity treated as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust); or
•An estate, the income of which is subject to U.S. federal income taxation regardless of its source.
A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes .
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
We have elected, and intend to qualify annually, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to U.S. federal income tax on any income that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for pass-through tax treatment as a RIC, we must generally distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the “Annual Distribution Requirement.”
Taxation as a Regulated Investment Company
If we:
•qualify as a RIC; and
•satisfy the Annual Distribution Requirement,
then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or that we are deemed to distribute) to stockholders. We are subject to U.S. federal income tax at imposed corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.
We are subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income and net capital gains that we recognized in preceding years, but were not distributed in such years and on which we paid no U.S. federal income tax, or the “Excise

Tax Avoidance Requirement.” We generally will endeavor in each year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:
•derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the “90% Income Test”; and
•diversify our holdings so that at the end of each quarter of the taxable year:
◦at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
◦no more than 25% of the value of our assets is invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or (iii) the securities of certain “qualified publicly traded partnerships,” or the “Diversification Tests.”
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash, which may require us make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.
Our investment in foreign securities may be subject to non-U.S. withholding taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.
Some of the CLO vehicles in which we may invest may constitute PFICs. If we acquire shares in PFICs (including equity tranche investments in CLO vehicles that are PFICs), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or “QEF,” in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC. In that case, we would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our income. Under either election, we may be required to recognize taxable income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or “CFC,” (including equity tranche investments in a CLO vehicle treated as CFC) we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of certain of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
Income inclusions from a QEF or a CFC will be “good income” for purposes of the 90% Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF or the CFC distribute such income to us in the same taxable year in which the income is included in our income.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation as a Registered Closed-End Management Investment Company—Senior Securities” in this Prospectus. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by: (1) the illiquid nature of our portfolio; and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.
The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement and quarterly Diversification Tests.
Taxation of U.S. Stockholders
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or “Qualifying Dividends” may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
The maximum rate on long-term capital gains for non-corporate taxpayers is 20%. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly), and adjusted gross incomes, for certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
We or the applicable withholding agent will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
We may be required to withhold U.S. federal income tax, “backup withholding,” from all distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.
Taxation of Non-U.S. Stockholders
Whether an investment in our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
Distributions (whether actual or constructive distributions) of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies.
We or the applicable withholding agent generally are not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent we properly report such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. We anticipate that a portion of our distributions will be eligible for this exemption from withholding; however, we cannot determine what portion of our distributions (if any) will be eligible for this exception until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exception. Furthermore, in the case of shares of our common stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if we report the payment as an interest-related dividend or short-term capital gain dividend. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with the applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
Actual or deemed distributions of our net capital gains to a stockholder that is a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States) or, in the case of an individual, the Non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.
We may make distributions of our net capital gains in the form of deemed rather than actual distributions. A stockholder that is a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level U.S. federal income tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. stockholder, distributions and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).
Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly reported by us as a short-term capital gains dividend or interest-related dividend (assuming extension of the exemption discussed above), and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and no withholding applies because applicable certifications are provided by the Non-U.S. stockholder), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional shares of common stock purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.
    A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
FATCA generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions, or “FFIs” unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement, or “IGA” with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding tax on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% U.S. owner that is a specified U.S. person. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares of our common stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a Regulated Investment Company
If we fail to qualify for taxation as a RIC for any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income. Provided that certain holding periods and other requirements are met, non-corporate distributees could be eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized within the subsequent five years, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of its requalification as a RIC.

DESCRIPTION OF OUR SECURITIES
This Prospectus contains a summary of the common stock, preferred stock, subscription rights to purchase shares of common stock and debt securities. These summaries are not meant to be a complete description of each security. However, this Prospectus and any accompanying prospectus supplement will contain the material terms and conditions for each security offered thereby.
The following are our authorized classes of securities as of May 13, 2024:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common Stock, $0.001 par value per share	90,000,000	None	16,054,448
Preferred Stock, $0.001 par value per share	10,000,000	None	2,440,000
Series C Term Preferred Stock, $0.001 par value per share	1,400,000	None	920,000
Series D Term Preferred Stock, $0.001 par value per share	120,000	None	120,000
Series E Term Preferred Stock, $0.001 par value per share	1,400,000	None	1,400,000

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the DGCL and on our Amended and Restated Certificate of Incorporation and Bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our Amended and Restated Certificate of Incorporation and Bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Our authorized stock consists of 90,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to holders of our common stock if, as and when authorized by the Board and declared by us out of funds legally available therefrom. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, holders of shares of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors.
Dividend Reinvestment Plan. We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our holders of common stock, unless the holder of common stock elects to receive cash by notifying the plan administrator, Equiniti Trust Company, LLC, in writing no later than 10 days prior to the record date for distributions to holders of common stock. If our Board authorizes, and we declare, a cash distribution, then our holders of common stock who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. On June 1, 2023, our Board adopted a change to our dividend reinvestment plan so that common stockholders who affirmatively arrange to participate in our dividend reinvestment plan through their broker or financial intermediary (who may be capable of facilitating such participation) or directly through our transfer agent, may receive a number of shares based on 95% of the market price per share of common stock at the close of regular trading on The Nasdaq Capital Market on the valuation date fixed by the Board for such distribution (i.e., the payment date), providing a 5% discount to the market price. See “—Dividend Reinvestment Plan.”
Preferred Stock
We are authorized to issue 10,000,000 shares of preferred stock. As of May 13, 2024, we had 2,440,000 shares of preferred stock outstanding. Our Amended and Restated Certificate of Incorporation authorizes the Board to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. Any time that we issue preferred stock, costs of the offering will be borne immediately at such time by holders of our common stock and result in a reduction of the NAV per share of common stock at that time. Prior to issuance of shares of each class or series of preferred stock, the Board is required by Delaware law and by our Amended and Restated Certificate of Incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of preferred stock. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of shares of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that: (1) immediately after issuance of preferred stock and before any dividend or other distribution is made with respect to shares of our common stock and before any purchase of shares of our common stock is made, we maintain an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock, including the Series C Term Preferred Stock, Series D Term Preferred Stock, and Series E Term Preferred Stock, and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock, after deducting the amount of such dividend, distribution or purchase price, as the case may be; and (2) the holders of shares of preferred stock, including the Series C Term Preferred Stock, Series D Term Preferred Stock, and Series E Term Preferred Stock, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940

Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Series C Term Preferred Stock
We are authorized to issue 10,000,000 shares of preferred stock, and we have designated 1,400,000 shares as Series C Term Preferred Stock, of which 920,000 shares of Series C Term Preferred Stock are outstanding. At the time of issuance, the Series C Term Preferred Stock was fully paid and non-assessable and had no preemptive, conversion or exchange rights or rights to cumulative voting.
Redemption. We are required to redeem all outstanding shares of the Series C Term Preferred Stock on April 30, 2026 at a redemption price equal to $25 per share, or the “Series C Liquidation Preference,” plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date of redemption. If we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200%, we will be required to redeem shares of our outstanding preferred stock, including the Series C Term Preferred Stock, at least equal to the lesser of (1) the minimum number of shares of preferred stock that will result in us having asset coverage of at least 200% and (2) the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. We may, at any time, in our sole option, redeem the outstanding shares of Series C Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the Series C Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
Ranking and Liquidation. The shares of Series C Term Preferred Stock, together with the Series D Term Preferred Stock, Series E Term Preferred Stock, and all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, will rank senior to our common stock as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs and subordinate to the rights of holders of any future senior indebtedness. The shares of Series C Term Preferred Stock will rank equally in right with all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. In the event of liquidation, dissolution or winding up of our affairs, holders of Series C Term Preferred Stock will be entitled to receive the Series C Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the payment date.
Dividends. The Series C Term Preferred Stock will pay monthly dividends at a fixed annual rate of 6.125% of the Series C Liquidation Preference ($1.53125 per share per year), or the “Dividend Rate.” If we fail to redeem the Series C Term Preferred Stock as required on April 30, 2026, or fail to pay any dividend on the payment date for such dividend, the Dividend Rate will increase by 2% per annum until we redeem the Series C Term Preferred Stock or pay the dividend, as applicable. The Dividend Rate will be computed on the basis of a 360-day year consisting of twelve 30-day months. Cumulative cash dividends and distributions on each share of Series C Term Preferred Stock will be payable monthly, when, as and if declared, or under authority granted, by our Board out of funds legally available for such payment.
Voting Rights. Except as otherwise provided in our Amended and Restated Certificate of Incorporation or as otherwise required by law: (1) each holder of Series C Term Preferred Stock will be entitled to one vote for each share of Series C Term Preferred Stock held on each matter submitted to a vote of our stockholders; and (2) the holders of all outstanding preferred stock, including the Series C Term Preferred Stock, and common stock will vote together as a single class; provided that holders of preferred stock, including the Series C Term Preferred Stock, voting separately as a class, will be entitled to elect at least two (2) of our directors (the “Preferred Directors”) and, if we fail to pay dividends on any outstanding shares of preferred stock, including the Series C Term Preferred Stock, in an amount equal to two (2) full years of dividends, and continuing until such failure is cured, will be entitled to elect a majority of our directors. Holders of shares of the Series C Term Preferred Stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of the Series C Term Preferred Stock.
Series D Term Preferred Stock
We are authorized to issue 10,000,000 shares of preferred stock, and we have designated 120,000 shares as Series D Term Preferred Stock, of which 120,000 shares of Series D Term Preferred Stock are outstanding. At the time of issuance, the Series D Term Preferred Stock was fully paid and non-assessable and had no preemptive, conversion or exchange rights or rights to cumulative voting.
Redemption. We are required to redeem all outstanding shares of the Series D Term Preferred Stock on June 10, 2026 at a redemption price equal to $25 per share, or the “Series D Liquidation Preference,” plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date of redemption. If we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200%, we will be required to redeem shares of our outstanding preferred stock, including the Series D Term Preferred Stock, at least equal to the lesser of (1) the minimum number of shares of preferred stock that will result in us having asset coverage of at least 200% and (2) the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. We may, at any time, in our sole option, redeem the outstanding shares of Series D Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the Series D Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
Ranking and Liquidation. The shares of Series D Term Preferred Stock, together with the Series C Term Preferred Stock, Series E Term Preferred Stock, and all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, will rank senior to our common stock as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs and subordinate to the rights of holders of any future senior indebtedness. The shares of Series D Term Preferred Stock will rank equally in right with all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. In the event of liquidation, dissolution or winding up of our affairs, holders of Series D Term Preferred Stock will be entitled to receive the Series D Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the payment date.
Dividends. The Series D Term Preferred Stock will pay monthly dividends at a fixed annual rate of 6.00% of the Series D Liquidation Preference ($1.50 per share per year), or the “Dividend Rate.” If we fail to redeem the Series D Term Preferred Stock as required on June 10, 2026, or fail to pay any dividend on the payment date for such dividend, the Dividend Rate will increase by 2% per annum until we redeem the Series D Term Preferred Stock or pay the dividend, as applicable. The Dividend Rate will be computed on the basis of a 360-day year consisting of twelve 30-day months. Cumulative cash dividends and distributions on each share of Series D Term Preferred Stock will be payable monthly, when, as and if declared, or under authority granted, by our Board out of funds legally available for such payment.
Voting Rights. Except as otherwise provided in our Amended and Restated Certificate of Incorporation or as otherwise required by law: (1) each holder of Series D Term Preferred Stock will be entitled to one vote for each share of Series D Term Preferred Stock held on each matter submitted to a vote of our stockholders; and (2) the holders of all outstanding preferred stock, including the Series D Term Preferred Stock, and common stock will vote together as a single class; provided that holders of preferred stock, including the Series D Term Preferred Stock, voting separately as a class, will be entitled to elect at least two (2) of our directors (the “Preferred Directors”) and, if we fail to pay dividends on any outstanding shares of preferred stock, including the Series D Term Preferred Stock, in an amount equal to two (2) full years of dividends, and continuing until such failure is cured, will be entitled to elect a majority of our directors. Holders of shares of the Series D Term Preferred Stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of the Series D Term Preferred Stock.
Series E Term Preferred Stock
We are authorized to issue 10,000,000 shares of preferred stock, and we have designated 1,400,000 shares as Series E Term Preferred Stock, of which 1,400,000 shares of Series E Term Preferred Stock are outstanding. At the time of issuance, the Series E Term Preferred Stock was fully paid and non-assessable and had no preemptive, conversion or exchange rights or rights to cumulative voting.
Redemption. We are required to redeem all outstanding shares of the Series E Term Preferred Stock on December 31, 2026 at a redemption price equal to $25 per share, or the “Series E Liquidation Preference,” plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date of redemption. If we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200%, we will be required to redeem shares of our outstanding preferred stock, including the Series E Term Preferred Stock, at least equal to the lesser of (1) the minimum number of shares of preferred stock that will result in us having asset coverage of at least 200% and (2) the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. We may, at any time, in our sole option, redeem the outstanding shares of Series E Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the Series E Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
Ranking and Liquidation. The shares of Series E Term Preferred Stock, together with the Series C Term Preferred Stock, Series D Term Preferred Stock, and all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, will rank senior to our common stock as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs and subordinate to the rights of holders of any future senior indebtedness. The shares of Series E Term Preferred Stock will rank equally in right with all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. In the event of liquidation, dissolution or winding up of our affairs, holders of Series E Term Preferred Stock will be entitled to the Series E Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the payment date.
Dividends. The Series E Term Preferred Stock will pay monthly dividends at a fixed annual rate of 5.25% of the Series E Liquidation Preference ($1.3125 per share per year), or the “Dividend Rate.” If we fail to redeem the Series E Term Preferred Stock as required on December 31, 2026, or fail to pay any dividend on the payment date for such dividend, the Dividend Rate will increase by 2% per annum until we redeem the Series E Term Preferred Stock or pay the dividend, as applicable. The Dividend Rate will be computed on the basis of a 360-day year consisting of twelve 30-day months. Cumulative cash dividends and distributions on each share of Series E Term Preferred Stock will be payable monthly, when, as and if declared, or under authority granted, by our Board out of funds legally available for such payment.
Voting Rights. Except as otherwise provided in our Amended and Restated Certificate of Incorporation or as otherwise required by law: (1) each holder of Series E Term Preferred Stock will be entitled to one vote for each share of Series E Term Preferred Stock held on each matter submitted to a vote of our stockholders; and (2) the holders of all outstanding preferred stock, including the Series E Term Preferred Stock, and common stock will vote together as a single class; provided that holders of preferred stock, including the Series E Term Preferred Stock, voting separately as a class, will be entitled to elect at least two (2) of our directors (the “Preferred Directors”) and, if we fail to pay dividends on any outstanding shares of preferred stock, including the Series E Term Preferred Stock, in an amount equal to two (2) full years of dividends, and continuing until such failure is cured, will be entitled to elect a majority of our directors. Holders of shares of the Series E Term Preferred Stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of the Series E Term Preferred Stock.
Provisions of the DGCL and Our Amended and Restated Certificate of Incorporation and Bylaws
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses.  The indemnification of our officers and directors is governed by Section 145 of the DGCL, our Amended and Restated Certificate of Incorporation and Bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: (1) such person acted in good faith; (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.
Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.
DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination: (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum; (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or (4) by the stockholders.
The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our Amended and Restated Certificate of Incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock, or (4) for any transaction from which the director derives an improper personal benefit.
Our Amended and Restated Certificate of Incorporation provides for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. Nothing in our Amended and Restated Certificate of Incorporation modifying, restricting, or eliminating the duties or liabilities of directors shall apply to or in any way limit the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons with respect to matters arising under the federal securities laws.
Delaware Anti-Takeover Law.  The DGCL and our Amended and Restated Certificate of Incorporation and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms. Our Board has considered these provisions and has determined that the provisions are in the best interests of us and our stockholders generally.
We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:
•prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
•on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.
Section 203 defines “business combination” to include the following:
•any merger or consolidation involving the corporation and the interested stockholder;
•any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
•subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
•the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.
In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.
If our Board does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.
Election of Directors.  Under the DGCL, unless our Amended and Restated Certificate of Incorporation or Bylaws provide otherwise (which our Amended and Restated Certificate of Incorporation and Bylaws do not), a plurality of all the votes cast is sufficient to elect a director.
Classified Board of Directors.  Our Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.
Number of Directors; Removal; Vacancies.  Our Amended and Restated Certificate of Incorporation provides that the number of directors will be set only by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than four nor more than nine. Under our Amended and Restated Certificate of Incorporation and Bylaws, any vacancy on the Board, including a vacancy resulting from an enlargement of the Board, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to fill vacancies could make it more difficult for a third party to acquire, or discourage a third-party from seeking to acquire, control of us.
Our Amended and Restated Certificate of Incorporation provides that a director may be removed only for cause, as defined in our Amended and Restated Certificate of Incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders.  Stockholder action can be taken only at an annual or special meeting of stockholders in accordance with the procedures set forth in our Bylaws. These provisions, combined with the requirements of our Bylaws regarding special meetings of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.  Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only: (a) by or at the direction of the Board; (b) pursuant to our notice of meeting; or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. Nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board, and provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Stockholder Meetings.  Our Amended and Restated Certificate of Incorporation and Bylaws provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the Board, the vice chairman of the Board, the chief executive officer, or two or more Board members. In addition, our Bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the Board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of our outstanding voting securities.
Conflict with the 1940 Act.  Our Bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our Amended and Restated Certificate of Incorporation or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Potential Conversion to Open-End Fund
We may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the directors then in office; (ii) the holders of not less than 75% of our outstanding shares entitled to vote thereon; and (iii) such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of our portfolio likely could prohibit us from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in our investment policies and may require liquidation of a substantial portion of relatively illiquid portions of our portfolio, to the extent such positions are held. In the event of conversion, shares of our common stock would cease to be listed on the Nasdaq or any other national securities exchange or market system. The

Board believes, however, that the closed-end structure is desirable, given our investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert us to an open-end management investment company.
Repurchase of Shares and Other Discount Measures
Because shares of common stock of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their NAVs, the Board may from time to time determine that it may be in the interest of the holders of our common stock to take certain actions intended to reduce such discount. The Board, in consultation with OFS Advisor, will review at least annually the possibility of open market repurchases and/or tender offers for shares of our common stock and will consider such factors as the market price of shares of our common stock, the NAV of shares of our common stock, the liquidity of our assets, the effect on our expenses, whether such transactions would impair our status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on our ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in shares of our common stock trading at a price which is equal to or approximates their NAV.
On December 7, 2021, the Board authorized a program under which we may repurchase up to $10.0 million of our outstanding shares of Series C Term Preferred Stock and Series E Term Preferred Stock. On December 5, 2023, the Board extended the repurchase program for an additional two-year period. Under this program, we may, but are not obligated to, repurchase our outstanding Series C Term Preferred Stock and Series E Term Preferred Stock in the open market from time to time through December 7, 2025. The timing and the amount of Series C Term Preferred Stock and Series E Term Preferred Stock to be repurchased will depend on a number of factors, including then-existing market conditions, liquidity, prospects for future access to capital, contractual restrictions, alternative investment opportunities and other factors. In addition, any repurchases will also be conducted in accordance with the 1940 Act. There are no assurances that we will engage in any repurchases. During the year ended October 31, 2023, no shares of preferred stock were repurchased.

DESCRIPTION OF OUR PREFERRED STOCK
We are authorized to issue up to 10,000,000 shares of preferred stock. As of May 13, 2024, we had 2,440,000 shares of preferred stock outstanding, consisting of 920,000 shares of Series C Term Preferred Stock, 120,000 shares of Series D Term Preferred Stock, and 1,400,000 shares of Series E Term Preferred Stock. See “Description of our Capital Stock—Preferred Stock” for a description of our outstanding preferred stock. We may issue additional preferred stock from time to time in one or more series without stockholder approval. Prior to issuance of shares of each series, our Board is required by Delaware law and by our Amended and Restated Certificate of Incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.
With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. In addition the 1940 Act requires that: (i) the holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more; and (ii) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends or other distributions, which shall be cumulative. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
For any series of preferred stock that we may issue, our Board will determine and the certificate of designation and the prospectus supplement relating to such series will describe:
•the designation and number of shares of such series;
•the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;
•any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•the voting powers, if any, of the holders of shares of such series;
•any provisions relating to the redemption of the shares of such series;
•any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•if applicable, a discussion of certain U.S. federal income tax considerations; and
•any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be of equal rank and identical except as to the particular terms thereof that may be fixed by our Board, and all shares of each series of preferred stock will be identical except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. We urge you to read the applicable prospectus supplement related to any preferred stock being offered, as well as the complete certificate of designation that contains the terms of the applicable series of preferred stock.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.
A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:
•the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•the title and aggregate number of such subscription rights;
•the exercise price for such subscription rights (or method of calculation thereof);
•the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;
•if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;
•the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•the number of such subscription rights issued to each stockholder;
•the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;
•the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•any termination right we may have in connection with such subscription rights offering;
•the terms of any rights to redeem, or call such subscription rights;
•information with respect to book-entry procedures, if any;
•the terms of the securities issuable upon exercise of the subscription rights;
•the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;
•if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and
•any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.
Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this Prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this Prospectus and the prospectus supplement relating to that particular series.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.
We expect to enter into an indenture. This section includes a description of the material provisions that may be included in the indenture. Because this section is a summary, however, it does not describe every aspect of the potential debt securities and the indenture. If we enter into an indenture, we urge you to read it because the indenture, and not this description, defines your rights as a holder of debt securities. In addition to any indenture, we also will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “SEC Filing Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this Prospectus, will describe the particular terms of any series of debt securities being offered, including the following:
•the designation or title of the series of debt securities;
•the total principal amount of the series of debt securities;
•the percentage of the principal amount at which the series of debt securities will be offered;
•the date or dates on which principal will be payable;
•the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•the terms for redemption, extension or early repayment, if any;
•the currencies in which the series of debt securities are issued and payable;
•whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•the denominations in which the offered debt securities will be issued;
•the provision for any sinking fund;
•any restrictive covenants;
•any Events of Default (as defined in “Events of Default” below);
•whether the series of debt securities are issuable in certificated form;
•any provisions for defeasance or covenant defeasance;
•any special federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;
•whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•whether the debt securities are subject to subordination and the terms of such subordination;
•whether the debt securities are secured and the terms of any security interest;
•the listing, if any, on a securities exchange; and
•any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 300% immediately after each such issuance. See “Regulation as a Closed-End Management Investment Company” in this Prospectus. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. Raising debt capital may expose us to risks, including the typical risks associated with leverage” in this Prospectus.
General
The indenture may provide that any debt securities proposed to be sold under this Prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.
For purposes of this Prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.
The indenture may not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture may also provide for more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this Prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
Except as described under “—Events of Default” and “—Merger or Consolidation” below, the indenture may not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.
We may have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
We expect that we will usually issue debt securities in book entry only form represented by global securities. See “—Global Securities” below.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
The indenture may include that only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we would recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors may not own debt securities directly. Instead, they may own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you in this Description of our Debt Securities, we mean those who invest in the debt securities being offered by this Prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:
•how it handles securities payments and notices;
•whether it imposes fees or charges;
•how it would handle a request for the holders’ consent, if ever required;
•whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “—Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:
•an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “—Issuance of Securities in Registered Form” above;
•an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•if we redeem less than all the debt securities of a particular series being redeemed, the Company will typically, but is not required to, follow DTC’s practice to determine by lot the amount to be redeemed from each of its participants holding that series;
•an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
•financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor, we do not monitor and are not responsible for the actions of any of those intermediaries.
Termination of a Global Security
If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “—Issuance of Securities in Registered Form” above.
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):
•we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;
•we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;
•we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;
•we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series);
•we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or
•on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; or
•any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:
•you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
Waiver of Default
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than
•the payment of principal, any premium or interest; or
•in respect of a covenant that cannot be modified or amended without the consent of each holder.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:
•where we merge out of existence or sell our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;
•we must deliver certain certificates and documents to the trustee; and
•we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Approval
First, there are changes that we cannot make to debt securities without specific approval of all holders. The following is a list of those types of changes:

•change the stated maturity of the principal of or interest on a debt security;
•reduce any amounts due on a debt security;
•reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•adversely affect any right of repayment at the holder’s option;
•change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
•impair your right to sue for payment;
•adversely affect any right to convert or exchange a debt security in accordance with its terms;
•modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;
•reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series permitted by the indenture, and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:
•if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:
•for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and
•for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, we must do the following:
•if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
•we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and
•we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
•if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
•we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and
•we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.
Form, Exchange and Transfer of Certificated Registered Securities
Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
The Trustee under the Indenture
We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

PLAN OF DISTRIBUTION
We may offer, from time to time, up to $200,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, or debt securities, in one or more public offerings or series, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. The preferred stock, subscription rights and debt securities offered hereby may be convertible or exchangeable into shares of our common stock.We may sell securities directly or through agents we designate from time to time. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any overallotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by such prospectus supplement.
The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our common stock at the time of the offering except: (1) in connection with a rights offering to our existing stockholders; (2) with the consent of the majority of our common stockholders; (3) the conversion of a convertible security in accordance with its terms; or (4) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.
In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this Prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.
Any underwriter may engage in overallotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Overallotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the overallotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on The Nasdaq Capital Market may engage in passive market making transactions in our common stock on The Nasdaq Capital Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.
We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the applicable prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each series of securities will be a new issue with no trading market, other than our common stock, Series C Term Preferred Stock, and Series E Term Preferred Stock, which are traded on The Nasdaq Capital Market. We may elect to list any other series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
We may enter into derivative transactions with third parties, or sell securities not covered by this Prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this Prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this Prospectus, will be identified in the applicable prospectus supplement.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY
General
As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of our outstanding voting securities, we may not:
•change our classification to an open-end management investment company;
•alter any of our fundamental policies, which are set forth below in “— Investment Restrictions”; or
•change the nature of our business so as to cease to be an investment company.
A majority of our outstanding voting securities means the lesser of: (a) 67% of our voting securities present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented at the meeting; or (b) more than 50% of our outstanding voting securities.
Fidelity Bond; Indemnification.  As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. We will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us. Furthermore, as a registered closed-end management investment company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Issuance Price of Shares.  We will generally not be able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). See “Risk Factors—Risks Related to an Investment in Our Securities—Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. Raising debt capital may expose us to risks, including the typical risks associated with leverage” in this Prospectus. We may generally issue new shares of our common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
Senior Securities.  As a registered closed-end management investment company, we may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Since the completion of our IPO, we have incurred leverage in an amount of approximately 50% of our net assets projected (as determined immediately before the leverage is incurred), including through the issuance of the Series A Term Preferred Stock in March and April of 2019, the Series B Term Preferred Stock in November of 2020, the Series C Term Preferred Stock in April of 2021, the Series D Term Preferred Stock in June 2021 and the Series E Term Preferred Stock in December 2021. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including our Series C Term Preferred Stock, Series D Term Preferred Stock, and Series E Term Preferred Stock), we are required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If our asset coverage ratio declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we would not be able to make certain distributions or pay dividends. In addition, we may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above.
Under SEC Rule 18f-4 under the 1940 Act, related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies, we are permitted to enter into derivatives and other transactions that create future payment or delivery obligations, including short sales, notwithstanding the senior security provisions of the 1940 Act. Under Rule 18f-4, we are required to comply with certain value-at-risk leverage limits and derivatives risk management program and board oversight and reporting requirements or comply with a “limited derivatives users” exception subject to a limit of derivatives exposure to 10% of our net assets. Rule 18f-4 also permits us to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if we aggregate the amount of indebtedness associated with our reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating our asset coverage ratios as discussed herein or treat all such transactions as derivatives transactions for all purposes under Rule 18f-4. In addition, we are permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that: (i) we intend to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). We may otherwise engage in such transactions that do not meet the conditions of the Delayed-

Settlement Securities Provision so long as we treat any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, we are permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if we reasonably believe, at the time we enter into such agreement, that we will have sufficient cash and cash equivalents to meet our obligations with respect to all such agreements as they come due.
Investment Restrictions
Our investment objectives and our investment policies and strategies described in this Prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without stockholder approval.
As referred to above, the following seven investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of our outstanding voting securities:
1.We may not borrow money, except as permitted by: (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction; or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
2.We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;
3.We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;
4.We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;
5.We may not make loans, except to the extent permitted by: (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction; or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
6.We may not issue senior securities, except to the extent permitted by: (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction; or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and
7.We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.
The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.
Whenever an investment policy or investment restriction set forth in this Prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by OFS Advisor if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Code of Ethics
The information contained under the heading “Item 2. Code of Ethics.” in our most recent Annual Report on Form N-CSR is incorporated herein by reference.
Proxy Voting Policies and Procedures
The information contained under the heading “Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.” in our most recent Annual Report on Form N-CSR is incorporated herein by reference.
Privacy Policy
The information contained under the heading “Privacy Notice” in our most recent Annual Proxy Statement is incorporated herein by reference.
Exemptive Relief
We are generally prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. Further, the 1940 Act generally prohibits registered closed-end funds and BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the funds to do so. On August 4, 2020, we received the Order from the SEC to permit us to co-invest in portfolio companies with certain Affiliated Funds, including other registered investment companies and BDCs, managed by OFS Advisor, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements, subject to compliance with certain conditions. The Order superseded a previous order that OFS Advisor and certain of the Affiliated Funds received on October 12, 2016 and provides us with greater flexibility to enter into co-investment transactions with Affiliated Funds. Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors makes certain conclusions in connection with a co-investment transaction, including that: (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned; and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. The Order is subject to additional terms and conditions; there can be no assurance that we will be permitted to co-invest with certain of our affiliates other than in the circumstances currently permitted by regulatory guidance and in compliance with conditions of the Order.
In addition, we may file an application for an amendment to our existing Order to permit us to participate in follow-on investments in our existing portfolio companies with certain private funds that do not hold any investments in such existing portfolio companies. However, if filed, there is no guarantee that such application will be granted.
The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, unless under the Order, we only expect to co-invest on a concurrent basis with certain funds advised by OFS Advisor when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. If opportunities arise that would otherwise be appropriate for us and for another fund advised by OFS Advisor to invest in different securities of the same issuer, OFS Advisor will need to decide which fund will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by OFS Advisor has previously invested.

BROKERAGE ALLOCATION
Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of broker-dealers or the payment of brokerage commissions or dealer spreads. Subject to policies established by our Board, OFS Advisor will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. OFS Advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. OFS Advisor generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, OFS Advisor may select a broker based upon brokerage or research services provided. In return for such services, we may pay a higher commission than other brokers would charge if OFS Advisor determines in good faith that such commission is reasonable in relation to the services provided.
LEGAL MATTERS
Certain legal matters in connection with the offering of our securities will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters in connection with the offering of our securities will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.
CUSTODIAN AND TRANSFER AGENT
Our portfolio securities are held pursuant to a custodian agreement between us and U.S. Bank National Association. The principal business address of U.S. Bank is 190 S. LaSalle Street, 8th Floor, Chicago, IL 60603.
Equiniti Trust Company, LLC serves as our transfer agent, registrar, dividend disbursement agent, stockholder servicing agent, redemption and paying agent, as well as agent for our Dividend Reinvestment Plan. The principal business address of Equiniti Trust Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP, an independent registered public accounting firm located at 200 E. Randolph St., Suite 5500, Chicago, IL, 60601, provides audit services, tax services, and services with respect to filings with the SEC. The financial statements as of October 31, 2023, and for the year ended October 31, 2023 have been incorporated by reference in this Prospectus in reliance upon the report of KPMG LLP incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
SEC FILING INFORMATION
We have filed this Prospectus with the SEC on Form N-2 (file numbers 333-277773 and 811-23299), together with all amendments and related exhibits, a “Registration Statement,” under the Securities Act, with respect to our securities offered by this Registration Statement. Our Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Prospectus without charge.
We file with or submit to the SEC annual, semi-annual, and monthly reports, proxy statements and other information meeting the informational requirements of the Exchange Act and the 1940 Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. This information will also be available free of charge by contacting us at OFS Credit Company, Inc., Attention: Investor Relations, by telephone at (847) 734-2000, or on our website at www.ofscreditcompany.com.
INCORPORATION BY REFERENCE
This Prospectus is part of a registration statement that we have filed with the SEC. The information incorporated by reference is considered to be part of this Prospectus, and later information that we file with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below, and any reports and other documents we subsequently file pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act or pursuant to Rule 30b2-1 under the 1940 Act prior to the termination of the offering of the securities covered by this Prospectus, including all such documents we may file with the SEC after the date of this registration statement and prior to its effectiveness, will also be incorporated by reference into this Prospectus and deemed to be part of this Prospectus from the date of the filing of such reports and documents:
•our Annual Report on Form N-CSR for the fiscal year ended October 31, 2023, filed with the SEC on December 11, 2023;
•our Semi-Annual Report on Form N-CSRS for the period ended April 30, 2023, filed with the SEC on June 6, 2023;
•    our Definitive Proxy Statement on Schedule 14A, filed with the SEC on July 6, 2023;

•    the description of our Common Stock referenced in our Registration Statement on Form 8-A, filed with the SEC on October 4, 2018, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby;
•    the description of our 6.125% Series C Term Preferred Stock due 2026 referenced in our Registration Statement on Form 8-A, filed with the SEC on April 28, 2021, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby; and
•    the description of our 5.25% Series E Term Preferred Stock due 2026 referenced in our Registration Statement on Form 8-A, filed with the SEC on December 8, 2021, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “SEC Filing Information” in this Prospectus.

$200,000,000

OFS CREDIT COMPANY, INC.

Common Stock
Preferred Stock
Subscription Rights
Debt Securities

PRELIMINARY PROSPECTUS
, 2024

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS
1. Financial Statements:
The following financial statements of OFS Credit Company, Inc. (the “Company” or the “Registrant”) have been incorporated by reference in Part A of the Registration Statement:

Statement of Assets and Liabilities as of October 31, 2023
Statement of Operations for the Year Ended October 31, 2023
Statements of Changes in Net Assets for the Years Ended October 31, 2023 and October 31, 2022
Statement of Cash Flows for the Year Ended October 31, 2023
Schedule of Investments as of October Schedule of Investments as of October 31, 2023
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

2. Exhibits:
(a)(1)    Amended and Restated Certificate of Incorporation(2)
(a)(2)    Form of Certificate of Designation for the 6.125% Series C Term Preferred Stock(9)
(a)(3)    Form of Certificate of Designation for the 6.00% Series D Term Preferred Stock(12)
(a)(4)    Form of Certificate of Designation for the 5.25% Series E Term Preferred Stock(13)
(b)    Bylaws(1)
(c)    Not applicable
(d)(1)    Form of Common Stock Certificate(2)
(d)(2)    Specimen 6.125% Series C Term Preferred Stock Certificate(9)
(d)(3)    Specimen 6.00% Series D Term Preferred Stock Certificate(12)
(d)(4)    Specimen 6.25% Series E Term Preferred Stock Certificate(13)
(d)(5)    Form of Base Indenture(4)
(d)(6)    Statement of Eligibility of Trustee on Form T-1(10)
(d)(7)    Form of Subscription Agent Agreement(3)
(d)(8)    Form of Subscription Rights Certificate(3)
(e)    Dividend Reinvestment Plan(2)
(f)    Not applicable
(g)    Investment Advisory and Management Agreement by and between Registrant and OFS Capital Management, LLC*
(h)(1)    Form of Underwriting Agreement(4)
(h)(2) Equity Distribution Agreement, dated as of January 24, 2020, by and among OFS Credit Company, Inc., OFS Capital Management, LLC, OFS Capital Services, LLC and Ladenburg Thalmann & Co. Inc.(5)
(h)(3) Amendment No. 1, dated as of March 16, 2021, to the Equity Distribution Agreement, dated as of January 24, 2020, by and among OFS Credit Company, Inc., OFS Capital Management, LLC, OFS Capital Services, LLC and Ladenburg Thalmann & Co. Inc.(6)
(h)(4) Amendment No. 2, dated as of April 22, 2021, to the Equity Distribution Agreement, as amended by Amendment No. 1 thereto, dated as of March 16, 2021, by and among OFS Credit Company, Inc., OFS Capital Management, LLC, OFS Capital Services, LLC and Ladenburg Thalmann & Co. Inc.(8)
(h)(5) Amendment No. 3, dated as of June 8, 2021, to the Equity Distribution Agreement, as amended by Amendment No.1 thereto, dated as of March 16, 2021, and Amendment No.2, dated as April 22, 2021, of by and among OFS Credit Company, Inc., OFS Capital Management, LLC, OFS Capital Services, LLC and Ladenburg Thalmann & Co. Inc.(12)
(h)(6)    Amendment No. 4, dated as of December 7, 2021, to the Equity Distribution Agreement, as amended by Amendment No.1 thereto, dated as of March 16, 2021, Amendment No.2 thereto, dated as April 22, 2021, and Amendment No. 3 thereto, dated June 8, 2021, by and among OFS Credit Company, Inc., OFS Capital Management, LLC, OFS Capital Services, LLC and Ladenburg Thalmann & Co. Inc.(13)
(h)(7)    Amendment No. 5, dated as of August 15, 2023, to the Equity Distribution Agreement, as amended by Amendment No.1 thereto, dated as of March 16, 2021, Amendment No.2 thereto, dated as April 22, 2021, Amendment No. 3 thereto, dated June 8, 2021, and Amendment No. 4 thereto, dated December 7, 2021, by and among OFS Credit Company, Inc., OFS Capital Management, LLC, OFS Capital Services, LLC and Ladenburg Thalmann & Co. Inc.(14)

(h)(8)    Underwriting Agreement, dated as of March 26, 2021, by and among OFS Credit Company, Inc., OFS Capital Management, LLC, OFS Capital Services, LLC and National Securities Corporation, as representative of the underwriters named in Schedule I thereto(7)
(h)(9)    Underwriting Agreement, dated as of April 21, 2021, by and among OFS Credit Company, Inc., OFS Capital Management, LLC, OFS Capital Services, LLC and Ladenburg Thalmann & Co. Inc., as representatives of the underwriters named in Schedule I thereto(9)
(h)(10)    Underwriting Agreement, dated as of December 1, 2021, by and among OFS Credit Company, Inc., OFS Capital Management, LLC, OFS Capital Services, LLC and Ladenburg Thalmann & Co. Inc., as representatives of the underwriters named in Schedule I thereto(13)
(i)    Not applicable
(j)    Custodian Agreement*
(k)(1)    Administration Agreement by and between Registrant and OFS Capital Services, LLC*
(k)(2)    License Agreement between Registrant and Orchard First Source Asset Management, LLC*
(k)(3)    Transfer Agency and Registrar Services Agreement*
(l)    Opinion and Consent of Counsel*
(m)    Not applicable
(n)(1)    Consent of Independent Registered Public Accounting Firm with respect to Registrant(16)
(n)(2)    Report of Independent Registered Public Accounting Firm on the Senior Securities Table(15)
(n)(3)    Power of Attorney*
(o)    Not applicable
(p)    Form of Subscription Agreement(2)
(q)    Not applicable
(r)    Joint Code of Ethics of the Registrant and OFS Capital Management, LLC(15)
(s)    Calculation of Filing Fees Table(16)

* Filed Herewith.

(1) Previously filed on June 22, 2018 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-220794 and 811-23299) and incorporated by reference herein.
(2) Previously filed on August 9, 2018 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-220794 and 811-23299) and incorporated by reference herein.
(3) Previously filed on August 1, 2019 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-231738 and 811-23299) and incorporated by reference herein.
(4) Previously filed on January 7, 2020 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-234420 and 811-23299) and incorporated by reference herein.
(5) Previously filed on January 24, 2020 with Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-234420 and 811-23299) and incorporated by reference herein.
(6) Previously filed on March 16, 2021 with Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-234420 and 811-23299) and incorporated by reference herein.
(7) Previously filed on March 26, 2021 with Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-234420 and 811-23299) and incorporated by reference herein.
(8) Previously filed on April 22, 2021 with Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-234420 and 811-23299) and incorporated by reference herein.
(9) Previously filed on April 28, 2021 with Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-234420 and 811-23299) and incorporated by reference herein.
(10) Previously filed May 7, 2021 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-255877 and 811-23299).
(11) Previously filed June 4, 2021 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-255877 and 811-23299).

(12) Previously filed on June 11, 2021 with Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-255877 and 811-23299) and incorporated by reference herein.
(13) Previously filed on December 8, 2021 with Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-255877 and 811-23299) and incorporated by reference herein.
(14) Previously filed on August 15, 2023 with Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-255877 and 811-23299) and incorporated by reference herein.
(15) Previously filed on December 11, 2023 with the Registrant’s Annual Report on Form N-CSR (File Nos. 333-255877 and 811-23299).
(16)     Previously filed on March 8, 2024 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-27773 and 811-23299) and incorporated by reference herein.
ITEM 26. MARKETING ARRANGEMENTS
The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.
ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$29,520	*
FINRA filing fee	30,500	*
Nasdaq listing fee	25,000
Printing and postage	15,000
Legal fees and expenses	75,000
Accounting fees and expenses	50,000
Miscellaneous	24,980
Total	$250,000
1

Note: All listed amounts are estimates.
* This amount has been offset against filing fees associated with unsold securities registered under a previous registration statement.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
The information contained under the heading “Management” in the prospectus contained herein and under the headings “Related-Party Transactions and Certain Relationships” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in our most recent Annual Proxy Statement are incorporated herein by reference.
ITEM 29. NUMBER OF HOLDERS OF SECURITIES
The following table sets forth the number of record holders of each class of the Registrant’s securities as of May 13, 2024:

Title of Class	Number of Record Holders
Common stock, par value $0.001 per share	3
Series C Term Preferred Stock, par value $0.001 per share	1
Series D Term Preferred Stock, par value $0.001 per share	1
Series E Term Preferred Stock, par value $0.001 per share	1
ITEM 30. INDEMNIFICATION
Directors and Officers
As permitted by Section 102 of the General Corporation Law of the State of Delaware (the “DGCL”), the Registrant has adopted provisions in its Amended and Restated Certificate of Incorporation that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.
The Registrant’s Amended and Restated Certificate of Incorporation and bylaws provide that all directors, officers, employees and agents of the Registrant shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the DGCL, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.
Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.
Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. We have obtained liability insurance for the benefit of our directors and officers.
Adviser and Administrator
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, OFS Capital Management, LLC (the “Advisor”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of OFS Advisor’s services under the Investment Advisory Agreement or otherwise as an Advisor of the Registrant.
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, OFS Capital Services, LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of OFS Capital Services, LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.
The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
A description of any other business, profession, vocation or employment of a substantial nature in which OFS Advisor, and each managing director, director or officer of OFS Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the OFS Advisor and its officers and directors is set forth in its Form ADV, as filed with the SEC (File No. 801-71366), and is incorporated herein by reference.
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:
(1) the Registrant, OFS Credit Company, Inc., 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606;
(2) the Transfer Agent, Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;
(3) the Custodian, U.S. Bank National Association, 190 S. LaSalle Street, 8th Floor, Chicago, IL 60603;
(4) OFS Advisor, OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
ITEM 33. MANAGEMENT SERVICES
Not applicable.
ITEM 34. UNDERTAKINGS
(1)    Not applicable.
(2)    Not applicable.
(3)    Registrant undertakes:
a.    To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)    to include any prospectus required by Section 10(a)(3) of the Securities Act;
(ii)    to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fees Table” in the effective registration statement; and
(iii)    to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
provided, however, that paragraphs (a)(i), (ii) and (iii) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of Form N-2 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), that is part of the registration statement;
b.     that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
c.     to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
d.     that, for the purpose of determining liability under the Securities Act to any purchaser:
(i)     if the Registrant is relying on Rule 430B:
(A)     Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B)     Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
(ii)     if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
e.     that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(i)     any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;
(ii)    any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
(iii)     the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iv)     any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(4)    Registrant undertakes that:

a.For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act, shall be deemed to be part of this Registration Statement as of the time it was declared effective; and
b.For purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
(5)    The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)    Insofar as indemnification for liabilities arising under the Securities Act, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act, and will be governed by the final adjudication of such issue.
(7)    Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois, on the 17th day of May 2024.
OFS Credit Company, Inc.
                        By:    /s/ Bilal Rashid
                            Bilal Rashid
                            Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, and in the capacities and dates indicated.

Signature	Title	Date
/s/ Bilal Rashid Bilal Rashid	Director and Chief Executive Officer (Principal Executive Officer)	May 17, 2024

/s/ Jeffrey A. Cerny Jeffrey A. Cerny	Director and Chief Financial Officer (Principal Financial Officer)	May 17, 2024

/s/ Kyle Spina Kyle Spina	Chief Accounting Officer (Principal Accounting Officer)	May 17, 2024

* Kathleen M. Griggs	Director	May 17, 2024

* Catherine M. Fitta	Director	May 17, 2024

* Romita Shetty	Director	May 17, 2024

*Signed by Bilal Rashid pursuant to a power of attorney signed by each individual and filed with this Registration Statement.